REGISTRATION NO. 33-_____


          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549


                       FORM S-3
                REGISTRATION STATEMENT
                         UNDER
              THE SECURITIES ACT OF 1933


             RESIDENTIAL FUNDING MORTGAGE
                  SECURITIES I, INC.
(Exact name of registrant as specified in governing instruments)

                       Delaware
               (State of Incorporation)

                     (75-2006294)
        (I.R.S. Employer Identification Number)

            8400 Normandale Lake Boulevard
             Minneapolis, Minnesota  55437
                    (612) 832-7000
(Address and telephone number of Registrant's principal executive offices)

              Bruce J. Paradis, President
             Residential Funding Mortgage
                  Securities I, Inc.
            8400 Normandale Lake Boulevard
             Minneapolis, Minnesota 55437
                    (612) 832-7000
   (Name, address and telephone number of agent for service)



                      Copies to:


               Robert L. Schwartz, Esq.
               GMAC Mortgage Corporation
               3031 West Grand Boulevard
                Detroit, Michigan 48232


Stephen S. Kudenholdt, Esq.   Katherine I. Crost, Esq.
Paul D. Tvetenstrand, Esq.    Orrick, Herrington &
                              Sutcliffe
Thacher Proffitt & Wood       666 Fifth Avenue
Two World Trade Center        New York, New York 10103 -
                              0001
New York, New York 10048


                 Approximate date of commencement of
proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.

                 If the only securities being registered
on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

                 If any of the securities being
registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

                 If this Form is filed to register
additional securities for an offering pursuant to Rule
462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_________________

                 If this Form is a post-effective
amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
            CALCULATION OF REGISTRATION FEE


Title of   Amount      Proposed   Proposed   Amount of
Securities to be       Maximum    Maximum    Registration
Being      Registered  Offering   Aggregate  Fee (1)
Registered (1)         Price Per  Offering
                       Unit (2)   Price (2)
                                            $3,448,275.86
Mortgage $10,000,000,000 100% $10,000,000,000
Pass-
Through
Certificates
(Issuable
in Series)


(1) 2,106,322,048.25 aggregate principal amount of Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 33-54227 referred to below and not previously sold are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $12,106,322,048.25.

(2) Estimated solely for the purpose of calculating the registration fee.


             _____________________________

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 33-54227 previously filed by the Registrant. This Registration
Statement which relates to $12,106,322,048.25 aggregate principal amount of Mortgage Pass-Through Certificates, constitutes Post-Effective Amendment No. 1 to
Registration Statement 33-54227.




                   EXPLANATORY NOTE

     This Registration Statement includes (i) a basic prospectus, (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-
Through Certificates consisting of senior and subordinate certificate classes ("Version 1") and (iii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates which provides for credit support in the form of a letter of credit ("Version 2").



VERSION 1

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS SUPPLEMENT DATED     May 16,
1996

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ____________, 19__)

$________________



RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                  COMPANY

       RESIDENTIAL FUNDING CORPORATION
              MASTER SERVICER

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 19__-S_

$__________     ____%           Class A-1 Certificates
$__________     ____%           Class A-2 Certificates
$__________     ____%           Class A-3 Certificates
$__________     ____%           Class A-4 Certificates
$__________     ____%           Class A-5 Certificates
$__________     ____%           Class A-6 Certificates
$______         Variable Rate   Class A-7 Certificates

             The Series 19__-S__ Mortgage Pass-Through
Certificates offered hereby (the "Senior Certificates") will consist of seven classes: (i) Class A-1
Certificates, Class A-2 Certificates, Class A-3
Certificates, Class A-4 Certificates, (ii) Class A-5
Certificates (the "Fixed Strip Certificates"), (iii)
Class A-6 Certificates and (iv) Class A-7 Certificates
(the "Variable Strip Certificates").  In addition to the
Senior Certificates, the Series 19__-S_ Mortgage
Pass-Through Certificates will also consist of one class of subordinate certificates which are designated as the Class B Certificates (the "Subordinate Certificates") and two classes of residual certificates which are designated as the Class R-I Certificates and Class R-II Certificates
(the "Residual Certificates" and, together with the Senior Certificates and the Subordinate Certificates, the
"Certificates"). Only the Senior Certificates are offered hereby.

             INFORMATION CONTAINED HEREIN IS SUBJECT TO
COMPLETION OR AMENDMENT.  A REGISTRATION STATEMENT
RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.  THESE SECURITIES MAY
NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO
THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT
RELATES SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY
SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH
OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO
REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS
OF ANY SUCH STATE.

             The Senior Certificates in the aggregate will evidence an initial undivided interest of approximately
_____% in a trust fund (the "Trust Fund") consisting primarily of a pool of certain conventional fixed-rate one- to four-family first mortgage loans (the "Mortgage
Loans") to be deposited by Residential Funding Mortgage
Securities I, Inc. (the "Company") into the Trust Fund for the benefit of the Certificateholders. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool."

             Distributions on the Senior Certificates will be made on the 25th day of each month or, if such day is not a business day, then on the next business day, commencing on ____________, 19__ (each, a "Distribution Date"). As more fully described herein, interest distributions on the Senior Certificates will be based on the Certificate Principal Balance thereof (or the Notional Amount (as defined herein) in the case of the Variable Strip Certificates) and the then applicable Pass-Through Rate thereof, which will be variable for the Variable Strip Certificates and fixed for all other classes of Certificates. Distributions in respect of principal of the Senior Certificates will be allocated among the various classes of the Senior Certificates as described herein under "Description of the Certificates--Principal Distributions." The rights of the holders of the Subordinate Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Senior Certificates.
Certain losses incurred due to defaults on the Mortgage
Loans and not covered by the Subordinate Certificates will be allocated on a pro rata basis between the Class
A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates. Any such losses so allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates until the Certificate Principal Balance thereof is reduced to zero, and then on a pro rata basis to the Class A-1 Certificates and Class
A-5 Certificates.

             The yield to maturity on the Senior Certificates will depend on the rate of payment of principal
(including prepayments, defaults and liquidations) on the Mortgage Loans. The Mortgage Loans may be prepaid in full or in part at any time without penalty. The yield to investors on the Senior Certificates will be adversely affected by any shortfalls in interest collected on the Mortgage Loans due to prepayments, liquidations or otherwise. The yield to investors on the Variable Strip Certificates and, in particular, on the Fixed Strip Certificates, will be extremely sensitive to the rate of principal payments (including prepayments) and defaults on the Mortgage Loans and may fluctuate significantly over time. A rapid rate of principal payments on the Mortgage Loans could result in the failure of such investors to recover their initial investments. See
"Certain Yield and Prepayment Considerations" herein and "Yield Considerations" in the Prospectus.

             There is currently no secondary market for the Senior Certi ficates. __________________________________
(the "Underwriter") intends to make a secondary market in the Senior Certificates, but is not obligated to do so.
There can be no assurance that a secondary market for the Senior Certificates will develop or, if it does develop, that it will continue. The Senior Certificates will not be listed on any securities exchange.

             It is a condition of the issuance of the Senior
Certificates that they be rated "___" by
_____________________________ and "____" by
____________________________________.

             As described herein, two separate "real estate mortgage investment conduit" ("REMIC") elections will be made in connection with the Trust Fund for federal income tax purposes. Each class of Senior Certificates will constitute "regular interests" in the related REMIC. See
"Certain Federal Income Tax Consequences" herein and in the Prospectus.

             PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE SENIOR CERTIFICATES. THE SENIOR CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE MASTER SERVICER, GMAC
MORTGAGE CORPORATION OR ANY OF THEIR AFFILIATES.  NEITHER
THE SENIOR CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS
ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE MASTER SERVICER,
GMAC MORTGAGE CORPORATION OR ANY OF THEIR AFFILIATES.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             The Senior Certificates will be purchased from the Company by the Underwriter and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Senior Certificates will be equal to _________% of the initial aggregate principal balance of the Senior Certificates, plus accrued interest thereon from ___________ 1, 19__ (the "Cut-off Date"), net of any expenses payable by the Company. The Senior Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions.
The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Senior
Certificates will be made on or about ____________, 19__ at the office of __________________________________,
_______________, _____________________ against payment
therefor in immediately available funds.

[Name of Underwriter]
[Date of Prospectus Supplement]



             THE SENIOR CERTIFICATES OFFERED BY THIS PROSPECTUS
SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF
CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS
PROSPECTUS DATED ____________, 19__, OF WHICH THIS
PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES
THIS PROSPECTUS SUPPLEMENT.  THE PROSPECTUS CONTAINS
IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS
NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED
TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN
FULL.  SALES OF THE SENIOR CERTIFICATES MAY NOT BE
CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS
PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

             UNTIL __________, 19__, ALL DEALERS EFFECTING
TRANSACTIONS IN THE SENIOR CERTIFICATES, WHETHER OR NOT
PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO
DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO
WHICH IT RELATES.  THIS DELIVERY REQUIREMENT IS IN
ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A
PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS
OR SUBSCRIPTIONS.



SUMMARY

             The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus.

Title of Securities
                       Mortgage Pass-Through
                       Certificates, Series 19__-S__.

Company . . . . . . . .

              Residential Funding Mortgage
              Securities I, Inc. (the
              "Company"), an affiliate
               of
                                         Residential Funding
                                         Corporation, and an
                                          indirect
                                         wholly-owned subsidiary of

                                         GMAC
                                         Mortgage Corporation
                                         ("GMAC
                                         Mortgage").  See "The
                                         Company"
                                         in the Prospectus.


                                         Master Servicer

                                         Residential Funding
                                         Corporation
                                         (the "Master Servicer" or
                                         "Residential Funding"), an
                                         affiliate of the Company
                                         and an
                                         indirect wholly-owned
                                         subsidiary of GMAC
                                         Mortgage.
                                         See "Pooling and Servicing
                                         Agreement--The Master
                                         Servicer"
                                         herein and "Residential
                                         Funding
                                         Corporation" in the
                                         Prospectus.

                                         Trustee . . . . . . . . .
 .                                        _____________________, ___
                                         ___________________ (the
                                         "Trustee").

                                         Cut-off Date
                                         ____________ 1, 19__.

Delivery Date                            On or about ____________,
19__.

Denominations                            The Senior Certificates
                                         will be
                                         offered in registered
                                         form, in
                                         minimum denominations of
                                         $______ (or $_____ in the
                                         case
                                         of a Fixed Strip
                                         Certificate or
                                         a Variable Strip
                                         Certificate)
                                         and integral multiples of
                                         $_____ in excess thereof.

The Mortgage Pool
                                         The Mortgage Pool will
                                         consist
                                         of a pool of fixed-rate,
                                         fully
                                         amortizing, level monthly
                                         payment mortgage loans
                                         (the
                                         "Mortgage Loans") with an
                                         aggregate principal
                                         balance as
                                         of the Cut-off Date of
                                         approximately
                                         $___________.
                                         The Mortgage Loans are
                                         secured
                                         by first liens on one- to
                                         four-family residential
                                         real
                                         properties (each, a
                                         "Mortgaged
                                         Property").  The Mortgage
                                         Loans
                                         have terms to maturity of
                                         not
                                         more than __ years from
                                         the
                                         date of origination or
                                         modification, and a
                                         weighted
                                         average remaining term to
                                         maturity of approximately
___
                                         months as of the Cut-off
                                         Date.
                                         The Mortgage Loans will
                                         bear
                                         interest at Mortgage Rates

                                         of
                                         at least ____% per annum
                                         but
                                         not more than _____% per
                                         annum,
                                         with a weighted average
                                         Mortgage Rate of
                                         approximately
                                         _______% per annum as of
                                         the
                                         Cut-off Date.  For a
                                         further
                                         description of the
                                           Mortgage
                                         Loans, see "Description of

                                         the
                                         Mortgage Pool" herein.

The Senior Certificates
                                         The Senior Certificates
                                         evidence an initial
                                         interest of
                                         approximately _____% in a
                                          trust
                                         fund (the "Trust Fund")
                                         consisting primarily of
                                         the
                                         Mortgage Pool.  The Senior
                                         Certificates will have the
                                         following Pass-Through
                                         Rates
                                         and Certificate Principal
                                         Balances as of the Cut-off
                                         Date:

Class A-1 Certificates      ____%            $__________
Class A-2 Certificates      ____%            $__________
Class A-3 Certificates      ____%            $__________
Class A-4 Certificates      ____%            $__________
Class A-5 Certificates      ____%            $__________
Class A-6 Certificates      ____%            $__________
Class A-7 Certificates       Variable Rate   $__________

                                The Senior Certificates  will be
                                         issued pursuant to a
Pooling
                                         and Servicing Agreement,
to be
                                         dated as of the Cut-off
Date,
                                         among the Company, the
Master
                                         Servicer, and the Trustee
(the
                                         "Pooling and Servicing
                                         Agreement").
Pass-Through Rate on
  the Senior Certificates

                                         The Pass-Through Rate on
all
                                         classes of the Senior
                                         Certificates, other than
the
                                         Variable Strip
Certificates, is
                                         fixed.  The Pass-Through
Rate
                                         on the Variable Strip
                                         Certificates on each
                                         Distribution Date will
equal
                                         the weighted average, as
                                         determined on the Due Date
in
                                         the month preceding the
month
                                         in which such Distribution
Date
                                         occurs, of the Pool Strip
Rates
                                         on each of the Mortgage
Loans.
                                         The Pool Strip Rate on
each
                                         Mortgage Loan is equal to
the
                                         Net Mortgage Rate thereon
minus
                                         ____%.  The Net Mortgage
Rate
                                         on each Mortgage Loan is
equal
                                         to the Mortgage Rate
thereon
                                         minus the rate per annum
at
                                         which the related master
and
                                         primary servicing fees
accrue
                                         (the "Servicing Fee
Rate").
                                         The Pool Strip Rates on
the
                                         Mortgage Loans range
between _%
                                         and _____%.  The initial
                                         Pass-Through Rate on the
                                         Variable Strip
Certificates is
                                         approximately _____%.

Interest Distributions
                                         Holders of each class of
Senior
                                         Certificates will be
entitled
                                         to receive distributions
in an
                                         amount equal to the
Accrued
                                         Certificate Interest (as
                                         defined below) on such
class on
                                         each Distribution Date, to
the
                                         extent of the Available
                                         Distribution Amount (as
defined
                                         herein) for such
Distribution
                                         Date.

                                         With respect to any
                                         Distribution Date, Accrued
                                         Certificate Interest will
be
                                         equal to (a) in the case
of
                                         each class of Senior
                                         Certificates, other than
the
                                         Variable Strip
Certificates,
                                         one month's interest
accrued on
                                         the Certificate Principal
                                         Balance of the
Certificates of
                                         such class, at the
Pass-Through
                                         Rate on such class, and
(b) in
                                         the case of the Variable
Strip
                                         Certificates, one month's
                                         interest accrued on the
                                         Notional Amount (as
defined
                                         below) of the Variable
Strip
                                         Certificates at the then
                                         applicable Pass-Through
Rate on
                                         such class for such
                                         Distribution Date; in each
case
                                         less any interest
shortfalls
                                         not covered by the
                                         Subordination (as defined
                                         herein), including any
                                         Prepayment Interest
Shortfall
                                         (as defined herein and
                                         allocated as described
herein)
                                         and interest shortfalls
                                         relating to the Relief Act
(as
                                         defined herein), if any,
for
                                         such Distribution Date.

                                         The Notional Amount of the
                                         Variable Strip
Certificates as
                                         of any date of
determination is
                                         equal to the aggregate
                                         Certificate Principal
Balance
                                         of the Certificates of all
                                         classes, including the
                                         Subordinate Certificates,
as of
                                         such date.

                                         If the Available
Distribution
                                         Amount for any
Distribution
                                         Date is less than the
aggregate
                                         amount of Accrued
Certificate
                                         Interest required to be
                                         distributed on the Senior
                                         Certificates on such date
(the
                                         "Senior Interest
Distribution
                                         Amount"), the shortfall
will be
                                         allocated among each
affected
                                         class as described herein
(the
                                         portion of such shortfall
so
                                         allocated to the Tiered
                                         Certificates (as defined
                                         herein) will be allocated
first
                                         to the Class A-6
Certificates
                                         to the extent described
                                         herein), and will be
                                         distributable to holders
of the
                                         Certificates of such
classes on
                                         subsequent Distribution
Dates,
                                         to the extent of available
                                         funds.  Any such amount so
                                         carried forward will not
bear
                                         interest.

Principal Distributions

                                         Holders of the Senior
                                         Certificates will be
entitled
                                         to receive on each
Distribution
                                         Date, in the manner and
                                         priority set forth herein,
to
                                         the extent of the portion
of
                                         the Available Distribution
                                         Amount remaining after the
                                         Senior Interest
Distribution
                                         Amount is distributed to
the
                                         holders of the Senior
                                         Certificates, a
distribution
                                         allocable to principal
which
                                         will, as more fully
described
                                         herein, include (i) the
Senior
                                         Percentage (as defined
below)
                                         of scheduled principal
payments
                                         due on the Mortgage Loans
and
                                         of the principal portion
of any
                                         unscheduled collections of
                                         principal (other than
mortgagor
                                         prepayments and amounts
                                         received in connection
with a
                                         Final Disposition (as
defined
                                         herein) of a Mortgage Loan
                                         described in clause (ii)
                                         below), including
                                         repurchases of the
Mortgage
                                         Loans, (ii) in connection
                                         with the Final Disposition
of a
                                         Mortgage Loan that did not
                                         incur any Excess Special
Hazard
                                         Losses, Excess Fraud
Losses,
                                         Excess Bankruptcy Losses
and
                                         Extraordinary Losses (as
                                         defined herein), an amount
                                         equal to the lesser of (a)
the
                                         Senior Percentage of the
Stated
                                         Principal Balance (as
defined
                                         herein) of such Mortgage
Loan
                                         and (b)  the Senior
                                         Accelerated Distribution
                                         Percentage (as defined
                                         herein) of the related
                                         collections, including any
                                         Insurance Proceeds and
                                         Liquidation Proceeds, to
the
                                         extent applied as
recoveries of
                                         principal; (iii) the
Senior
                                         Accelerated Distribution
                                         Percentage (as defined
                                         below) of mortgagor
prepayments
                                         and (iv) the Excess
                                         Subordinate Principal
Amount
                                         (as defined herein), if
any,
                                         for such Distribution Date
                                         .  Distributions in
respect of
                                         principal of the Senior
                                         Certificates on any
                                         Distribution Date will be
                                         allocated to the classes
then
                                         entitled to such
distributions,
                                         as described herein.  See
                                         "Description of the
                                         Certificates--Principal
                                         Distributions" herein.

                                         The Senior Percentage
initially
                                         will be approximately
_____%
                                         and will be recalculated
after
                                         each Distribution Date as
                                         described herein to
reflect the
                                         entitlement of the holders
of
                                         the Senior Certificates to
                                         subsequent distributions
                                         allocable to principal.
The
                                         Senior Accelerated
Distribution
                                         Percentage for each
                                         Distribution Date
occurring
                                         during the first five
years
                                         after the Delivery Date
will
                                         equal ___%.  Commencing in
                                         ___________ 19__, the
Senior
                                         Accelerated Distribution
                                         Percentage will decline
                                         annually, subject to
certain
                                         limitations, in accordance
with
                                         the schedule described
herein
                                         until, commencing in
                                         ___________, it will equal
the
                                         then applicable Senior
                                         Percentage; however, the
Senior
                                         Accelerated Distribution
                                         Percentage will be 100%
for any
                                         Distribution Date on which
the
                                         then applicable Senior
                                         Percentage is greater than
the
                                         initial Senior Percentage.

See
                                         "Description of the
                                         Certificates--Allocation
of
                                         Losses; Subordination"
herein.

Advances. . . . . . . . . .              The Master Servicer is
required
                                         to make advances
("Advances")
                                         in respect of delinquent
                                         payments of principal and
                                         interest on the Mortgage
Loans,
                                         subject to the limitations
                                         described herein.  See
                                         "Description of the
                                         Certificates--Advances"
herein
                                         and in the Prospectus.

Allocation of Losses;
  Subordination
                                         Neither the Senior
Certificates
                                         nor the Mortgage Loans are
                                         insured or guaranteed by
any
                                         governmental agency or
                                         instrumentality or by the
                                         Company, the Master
Servicer,
                                         GMAC Mortgage or any
affiliate
                                         thereof.  Subject to the
                                         limitations set forth
below,
                                         Realized Losses on the
Mortgage
                                         Loans will be allocated to
the
                                         Subordinate Certificates
prior
                                         to allocation to the
Senior
                                         Certificates.  The
                                         subordination provided by
the
                                         Subordinate Certificates
will
                                         cover Realized Losses on
the
                                         Mortgage Loans from
Defaulted
                                         Mortgage Losses, Special
Hazard
                                         Losses, Fraud Losses and
                                         Bankruptcy Losses (each as
                                         defined in the
Prospectus).
                                         The aggregate amounts of
                                         Realized Losses which may
be
                                         allocated to the
Subordinate
                                         Certificates to cover
Special
                                         Hazard Losses, Fraud
Losses and
                                         Bankruptcy Losses are
initially
                                         limited to $__________,
                                         $_________ and $_______,
                                         respectively.  All of the
                                         foregoing amounts are
subject
                                         to periodic reduction as
                                         described herein.  In the
event
                                         the Certificate Principal
                                         Balance of the Subordinate
                                         Certificates is reduced to
                                         zero, all additional
losses
                                         will be borne by the
Senior
                                         Certificateholders.  In
                                         addition, any Special
Hazard
                                         Losses, Fraud Losses and
                                         Bankruptcy Losses, in
excess of
                                         the respective amounts of
                                         coverage therefor will be
borne
                                         by the holders of Senior
                                         Certificates and
Subordinate
                                         Certificates on a pro rata
                                         basis.  Any Default Losses
(as
                                         defined herein) incurred
on the
                                         Mortgage Loans and not
covered
                                         by the Subordinate
Certificate
                                         s will be allocated on a
pro
                                         rata basis between the
Class
                                         A-1, Class A-5 and Class
A-6
                                         Certificates (the "Tiered
                                         Certificates") and the
Class
                                         A-2, Class A-3, Class A-4
and
                                         Variable Strip
Certificates.
                                         Any such losses so
allocated to
                                         the Tiered Certificates
will be
                                         allocated first to the
Class
                                         A-6 Certificates until the
                                         Certificate Principal
Balance
                                         thereof is reduced to zero
and
                                         then on a pro rata basis
to the
                                         Class A-1 Certificates and
the
                                         Class A-5 Certificates.
                                         However, the credit
enhancement
                                         provided to the Class A-1
                                         Certificates and Class A-5
                                         Certificates by the Class
A-6
                                         Certificates will in no
event
                                         cover Special Hazard
Losses,
                                         Bankruptcy Losses or Fraud
                                         Losses.  Because principal
                                         distributions are paid to
                                         certain classes of Senior
                                         Certificates before other
                                         classes, holders of
classes of
                                         Senior Certificates having
a
                                         later priority of payment
bear
                                         a greater risk of such
losses
                                         than holders of classes of
                                         Senior Certificates having
                                         earlier priorities for
                                         distribution of principal.

See
                                         "Description of the
                                         Certificates--Allocation
of
                                         Losses; Subordination"
herein.

Subordinate Certificates
                                         The Class B Certificates
(the
                                         "Subordinate
Certificates")
                                         have an aggregate initial
                                         Certificate Principal
Balance
                                         of approximately
$__________,
                                         evidencing an initial
                                         Subordinate Percentage of
                                         approximately ____%, and
a
                                         Pass-Through Rate of
____%.
                                         The Subordinate
Certificates
                                         are not being offered
hereby.
                                         The Company expects that
the
                                         Subordinate Certificates
will
                                         be privately placed
directly or
                                         indirectly with one or
more
                                         institutional investors.

Residual Certificates
                                         The Residual Certificates
are
                                         designated as the Class
R-I and
                                         Class R-II Certificates.
The
                                         Residual Certificates have
no
                                         Certificate Principal
Balance
                                         and no Pass-Through Rate.
                                         Absent any delinquencies
or
                                         losses on the Mortgage
Loans,
                                         holders of the Class R-I
                                         Certificates will receive
                                         monthly distributions
equal to
                                         interest at ____% per
annum on
                                         the Certificate Principal
                                         Balance of the Variable
Strip
                                         Certificates.  In
addition, the
                                         Residual Certificates
represent
                                         the right to receive
certain
                                         distributions, if any, of
                                         amounts which are in
excess of
                                         the amounts required to be
                                         distributed to all other
                                         classes of Certificates,
                                         including the Subordinate
                                         Certificates, following
the
                                         retirement of all of the
Senior
                                         Certificates and the
                                         Subordinate Certificates.
The
                                         Residual Certificates are
not
                                         being offered hereby.

                                         Residential Funding
initially
                                         will retain the Residual
                                         Certificates; however, the
                                         Residual Certificates may
be
                                         sold at any time in
accordance
                                         with the terms of the
Pooling
                                         and Servicing Agreement.

Optional Termination
                                         At its option, on any
                                         Distribution Date when the
                                         principal balance of the
                                         Mortgage Loans is less
than 10%
                                         of the aggregate principal
                                         balance of  the Mortgage
Loans
                                         as of the Cut-off Date,
the
                                         Master Servicer or the
Company
                                         may (i) purchase from the
Trust
                                         Fund all remaining
Mortgage
                                         Loans and other assets
thereof,
                                         and thereby effect early
                                         retirement of the
Certificates
                                         or (ii) purchase in whole
but
                                         not in part, the
Certificates
                                         other than the Residual
                                         Certificates.  See
                                         "Pooling and Servicing
                                         Agreement--Termination"
herein
                                         and "The Pooling and
Servicing
                                         Agreement--Termination;
                                         Retirement of
Certificates" in
                                         the Prospectus.

Special Prepayment
  Considerations
                                         The rate of principal
payments
                                         on the Senior Certificates
                                         collectively will depend
on the
                                         rate and timing of
principal
                                         payments (including
                                         prepayments, defaults and
                                         liquidations) on the
Mortgage
                                         Loans.  As is the case
with
                                         mortgage-backed securities
                                         generally, the Senior
                                         Certificates are subject
to
                                         substantial inherent
cash-flow
                                         uncertainties because the
                                         Mortgage Loans may be
prepaid
                                         at any time.  Generally,
when
                                         prevailing interest rates
are
                                         increasing, prepayment
rates on
                                         mortgage loans tend to
                                         decrease, resulting in a
                                         reduced return of
principal to
                                         investors at a time when
                                         reinvestment at such
higher
                                         prevailing rates would be
                                         desirable.  Conversely,
when
                                         prevailing interest rates
are
                                         declining, prepayment
rates on
                                         mortgage loans tend to
                                         increase, resulting in a
                                         greater return of
principal to
                                         investors at a time when
                                         reinvestment at comparable
                                         yields may not be
possible.

                                         [The multiple class
structure
                                         of the Senior Certificates
                                         results in the allocation
of
                                         prepayments among certain
                                         classes as follows [to be
                                         included as appropriate]:]

                                         [Sequentially paying
classes:
                                         [All] classes of the
Senior
                                         Certificates are subject
to
                                         various priorities for
payment
                                         of principal as described
                                         herein.  Distributions on
                                         classes having an earlier
                                         priority of payment will
be
                                         immediately affected by
the
                                         prepayment speed of the
                                         Mortgage Loans early in
the
                                         life of the Mortgage Pool.
                                         Distributions on classes
with a
                                         later priority of payment
will
                                         not be directly affected
by the
                                         prepayment speed until
such
                                         time as principal is
                                         distributable on such
classes;
                                         however, the timing of
                                         commencement of principal
                                         distributions and the
weighted
                                         average lives of such
classes
                                         will be affected by the
                                         prepayment speed
experienced
                                         both before and after the
                                         commencement of principal
                                         distributions on such
classes.]

                                         [PAC Certificates:
Principal
                                         distributions on the PAC
                                         Certificates will be
payable in
                                         amounts determined based
on
                                         schedules as described
herein,
                                         provided that the
prepayment
                                         speed of the Mortgage
Loans
                                         each month remains between
                                         approximately ___% SPA and
___%
                                         SPA.  However, as
discussed
                                         herein, actual principal
                                         distributions may be
greater or
                                         less than the described
                                         amounts.  If the
prepayment
                                         speed of the Mortgage
Loans is
                                         consistently higher than
____%
                                         of SPA, then the Companion
                                         Certificates will be
retired
                                         before all of the PAC
                                         Certificates are retired,
and
                                         the rate of principal
                                         distributions and the
weighted
                                         average lives of the
remaining
                                         PAC Certificates will
become
                                         significantly more
sensitive to
                                         changes in the prepayment
speed
                                         of the Mortgage Loans and
                                         principal distributions
thereon
                                         will be more likely to
deviate
                                         from the described
amounts.]

                                         [TAC Certificates:
Principal
                                         distributions on the TAC
                                         Certificates would be
payable
                                         in amounts determined
based on
                                         schedules as described
herein,
                                         if the prepayment speed of
the
                                         Mortgage Loans were to
remain
                                         at a constant level of
                                         approximately ___% SPA.
                                         However, as discussed
herein,
                                         actual principal
distributions
                                         are likely to deviate from
the
                                         described amounts, because
it
                                         is highly unlikely that
the
                                         actual prepayment speed of
the
                                         Mortgage Loans each month
will
                                         remain at or near ___%
SPA.  If
                                         the Companion Certificates
are
                                         retired before all of the
TAC
                                         Certificates are retired,
the
                                         rate of principal
distributions
                                         and the weighted average
lives
                                         of the remaining TAC
                                         Certificates will become
                                         significantly more
sensitive to
                                         changes in the prepayment
speed
                                         of the Mortgage Loans, and
                                         principal distributions
thereon
                                         will be more likely to
deviate
                                         from the described
amounts.]

                                         [Companion Certificates:
                                         Because of the application
of
                                         amounts available for
principal
                                         distributions among the
Senior
                                         Certificates in any given
                                         month, first to the [PAC]
[TAC]
                                         Certificates up to the
                                         described amounts and then
to
                                         the Companion
Certificates, the
                                         rate of principal
distributions
                                         and the weighted average
lives
                                         of the Companion
Certificates
                                         will be extremely
sensitive to
                                         changes in the prepayment
speed
                                         of the Mortgage Loans.
The
                                         weighted average lives of
the
                                         Companion Certificates
will be
                                         significantly more
sensitive to
                                         changes in the prepayment
speed
                                         than that of either the
[PAC]
                                         [TAC] Certificates or a
                                         fractional undivided
interest
                                         in the Mortgage Loans.]

                                         [Subordination features:
As
                                         described herein, during
                                         certain periods all or a
                                         disproportionately large
                                         percentage of principal
                                         prepayments on the
Mortgage
                                         Loans will be allocated
among
                                         the Senior Certificates,
and
                                         during certain periods
none or
                                         a disproportionately small
                                         percentage (or, as
compared to
                                         the Class [B] Certificates
                                         during certain periods, a
                                         disproportionately large
                                         percentage) of such
prepayments
                                         will be distributed on the
                                         Class [M] Certificates.
As a
                                         result, the weighted
average
                                         lives of the Class [M]
                                         Certificates will be
extended
                                         and, as a relative matter,
the
                                         subordination afforded the
                                         [Senior] Certificates by
the
                                         Class [M] Certificates
                                         (together with the Class
[B]
                                         Certificates) will be
                                         increased.  [Similar
                                         descriptions to be added
to
                                         other classes with
                                         subordination features.]]

                                         See "Description of the
                                         Certificates - Principal
                                         Distributions on the
Senior
                                         Certificates,"
["-Principal
                                         Distributions on the Class
M
                                         Certificates"] and
"Certain
                                         Yield and Prepayment
                                         Considerations" herein,
and
                                         "Maturity and Prepayment
                                         Considerations" in the
                                         Prospectus.

Special Yield
  Considerations
                                         The yield to maturity on
each
                                         respective class of the
Senior
                                         Certificates will depend
on the
                                         rate and timing of
principal
                                         payments (including
                                         prepayments, defaults and
                                         liquidations) on the
Mortgage
                                         Loans and the allocation
                                         thereof (and of any losses
on
                                         the Mortgage Loans) to
reduce
                                         the Certificate Principal
                                         Balance (or Notional
Amount) of
                                         such class, as well as
other
                                         factors such as the Pass-
                                         Through Rate (and any
                                         adjustments thereto) and
the
                                         purchase price for such
                                         Certificates.  The yield
to
                                         investors on any class of
                                         Senior Certificates will
be
                                         adversely affected by any
                                         allocation thereto of
                                         prepayment interest
shortfalls
                                         on the Mortgage Loans,
which
                                         are expected to result
from the
                                         distribution of interest
only
                                         to the date of prepayment
                                         (rather than a full
month's
                                         interest) in connection
with
                                         prepayments in full, and
the
                                         lack of any distribution
of
                                         interest on the amount of
any
                                         partial prepayments.

                                         In general, if a class of
                                         Senior Certificates is
                                         purchased at a premium and
                                         principal distributions
thereon
                                         occur at a rate faster
than
                                         anticipated at the time of
                                         purchase, the investor's
actual
                                         yield to maturity will be
lower
                                         than that assumed at the
time
                                         of purchase.  Conversely,
if a
                                         class of Senior
Certificates is
                                         purchased at a discount
and
                                         principal distributions
thereon
                                         occur at a rate slower
than
                                         that assumed at the time
of
                                         purchase, the investor's
actual
                                         yield to maturity will be
lower
                                         than that originally
                                         anticipated.

                                         The Senior Certificates
were
                                         structured based on a
number of
                                         assumptions, including a
                                         prepayment assumption of
___%
                                         SPA and weighted average
lives
                                         corresponding thereto as
set
                                         forth herein under
"Special
                                         Prepayment
Considerations."
                                         The yield assumptions for
the
                                         respective classes that
are to
                                         be offered hereunder will
vary
                                         as determined at the time
of
                                         sale.

                                         [The multiple class
structure
                                         of the Senior Certificates
                                         causes the yield of
certain
                                         classes to be particularly
                                         sensitive to changes in
the
                                         prepayment speed of the
                                         Mortgage Loans and other
                                         factors, as follows [to be
                                         included as appropriate]:]

                                         [Interest strip and
inverse
                                         floater classes:  The
yield to
                                         investors on the [identify
                                         classes] will be extremely
                                         sensitive to the rate and
                                         timing of principal
payments on
                                         the Mortgage Loans
(including
                                         prepayments, defaults and
                                         liquidations), which may
                                         fluctuate significantly
over
                                         time.  A rapid rate of
                                         principal payments on the
                                         Mortgage Loans could
result in
                                         the failure of investors
in the
                                         [identify interest strip
and
                                         inverse floater strip
classes]
                                         to recover their initial
                                         investments, and a slower
than
                                         anticipated rate of
principal
                                         payments on the Mortgage
Loans
                                         could adversely affect the
                                         yield to investors on the
                                         [identify non-strip
inverse
                                         floater classes].]

                                         [Variable Strip
Certificates:
                                         In addition to the
foregoing,
                                         the yield on the Variable
Strip
                                         Certificates will be
materially
                                         adversely affected to a
greater
                                         extent than the yields on
the
                                         other Senior Certificates
if
                                         the Mortgage Loans with
higher
                                         Mortgage Rates prepay
faster
                                         than the Mortgage Loans
with
                                         lower Mortgage Rates,
because
                                         holders of the Variable
Strip
                                         Certificates generally
have
                                         rights to relatively
larger
                                         portions of interest
payments
                                         on the Mortgage Loans with
                                         higher Mortgage Rates than
on
                                         Mortgage Loans with lower
                                         Mortgage Rates.]

                                         [Adjustable rate
(including
                                         inverse floater) classes:
The
                                         yield on the [identify
floating
                                         rate classes] will be
                                         sensitive, and the yield
on the
                                         [identify inverse floater
                                         classes] will be extremely
                                         sensitive, to fluctuations
in
                                         the level of [the index].
The
                                         Pass-Through Rate on the
                                         [identify inverse floater
                                         classes] will vary
inversely
                                         with, and at a multiple
of,
                                         [the index].]

                                         [Inverse floater companion
                                         classes:  In addition to
the
                                         foregoing, in the event of
                                         relatively low prevailing
                                         interest rates (including
[the
                                         index]) and relatively
high
                                         rates of principal
prepayments
                                         over an extended period,
while
                                         investors in the [identify
                                         inverse floater companion
                                         classes] may then be
                                         experiencing a high
current
                                         yield on such
Certificates,
                                         such yield may be realized
only
                                         over a relatively short
period,
                                         and it is unlikely that
such
                                         investors would be able to
                                         reinvest such principal
                                         prepayments on such
                                         Certificates at a
comparable
                                         yield.]

                           [Subordination features:  The yield
                           to maturity on the Class [M]
                           Certificates will be extremely
                           sensitive to losses due to defaults
                           on the Mortgage Loans (and the
                           timing thereof), to the extent such
                           losses are not covered by the Class
                           [B] Certificates, because the entire
                           amount of such losses (rather than a
                           pro rata portion thereof) will be
                           allocable to the Class [M]
                           Certificates, as described herein.
                           [Similar descriptions to be added
                           for other classes with subordination
                           features.]]

                           [Residual Certificates:  Holders of
                           the Residual Certificates are
                           entitled to receive distributions of
                           principal and interest as described
                           herein; however, holders of such
                           Certificates may have tax
                           liabilities with respect to their
                           Certificates during the early years
                           of their term that substantially
                           exceed the principal and interest
                           payable thereon during such periods.
                           [In addition, such distributions
                           will be reduced to the extent that
                           they are subject to United States
                           federal income tax withholding.]]

                           See "Certain Yield and Prepayment
                           Considerations" [, especially "-
                           __________ Yield Considerations," "-
                           __________ Yield Considerations" and
                           "-Additional Yield Considerations
                           Applicable Solely to the Residual
                           Certificates" and "Certain Federal
                           Income Tax Consequences"] herein,
                           and "Yield Considerations" in the
                           Prospectus.

Certain Federal Income
  Tax Consequences

two seperate REMIC elections
will be made with respect to
the Trust Fund.  Upon the
issuance of the Senior
 Certificates, _______
 _______________, counsel to the
Company, will deliver its
opinion generally to the effect
that, assuming compliance with
    all provisions of the Pooling
   and Servicing Agreement, "REMIC
  I" and "REMIC II" will each
qualify as a REMIC under
Sections 860A through 860G of
the Internal Revenue Code of
1986 (the "Code").

The assets of "REMIC I" will
 consist of the Mortgage Loans
 and the other assets in the
 Trust Fund.  The Uncertificated
REMIC I Regular Interest A (as
defined below), Uncertificated
REMIC I Regular Interest B (as
defined below), Class A-2,
Class A-3, Class A-4, Variable
Strip and Subordinate
Certificates will be regular
interests in REMIC I and will
be treated as debt instruments
of REMIC I for federal income
tax purposes.  The
Uncertificated REMIC I Regular
Interest A has a principal
balance equal to the aggregate
Certificate Principal Balance
of the Class A-1 and Class A-5
Certificates and bears interest
thereon at the rate of ____%
per annum.  The Uncertificated
REMIC I Regular Interest B has
a principal balance equal to
the aggregate Certificate
Principal Balance of the Class
A-6 Certificates and bears
interest thereon at the rate of
   ____% per annum.  The Class R-I
Certificates will be the
 "residual interests" in REMIC

 I.
      The assets of "REMIC II" will
consist of the Uncertificated
REMIC I Regular Interest A and
Uncertificated REMIC I Regular
Interest B.  The Class A-1,
Class A-5 and Class A-6
Certificates will be regular
interests in REMIC II and will
be treated as debt instruments
of REMIC II for federal income
tax purposes.  The Class R-II
Certificates will be the
 "residual interests" in REMIC
 II.

The Fixed Strip Certificates
  and Variable Strip Certificates
 will be treated for federal
 income tax reporting purposes
 as having been issued with
 original issue discount.  If
 the method for computing
 original issue discount
 described in the Prospectus
 results in a negative amount
 for any period, a Fixed Strip
 Certificateholder and a
 Variable Strip
 Certificateholder will be
 permitted to offset such
 amounts only against the
 respective future income
 from such Fixed Strip
 Certificate or
 Variable Strip Certificate, as
 the case may be.  Although
 uncertain, a Fixed Strip
 Certificateholder and a
 Variable Strip
 certificateholder may be
 permitted to deduct a loss to
 the extent that their
 respective remaining basis in
 such Fixed Strip Certificate or
 Variable Strip Certificate
 exceeds the maximum amount of
 future payments to which such
 Fixed Strip Certificateholder
 and Variable Strip
 Certificateholder are entitled,
 assuming no further prepayments
   of the Mortgage Loans.  The
  prepayment assumption that will
be used in determining the rate
  of accrual of market discount
  and original issue discount for
  federal income tax purposes
 will be equal to ___% SPA (as
defined herein).  No
representation is made that the
Mortgage Loans will prepay at
that rate or at any other rate.

  For further information
  regarding the federal income
tax consequences of investing
in the Senior Certificates, see
"Certain Federal Income Tax
Consequences" herein and in the
Prospectus.

ERISA Considerations
A fiduciary of any employee
benefit plan or other
retirement arrangement subject
  to the Employee Retirement
Income Security Act of 1974, as
 amended ("ERISA"), or the Code
 should review carefully
 with its legal advisors
whether the purchase or holding
of Certificates could give rise
to a transaction prohibited or
not otherwise permissible under
ERISA or the Code.  It is not
clear whether (a) a Fixed Strip
Certificate or a Variable Strip
Certificate, as interests
representing a nominal amount
of principal, (b) any
Certificate, to the extent
representing the right to
receive payments of principal
and interest only after such
receipt by other classes of
Certificates, (c) a Class A-1,
Class A-5 or Class A-6
Certificate, as an interest in
a Tiered REMIC (as defined in
the Prospectus), or (d) a Class
A-6 Certificate, to the extent
that Realized Losses are
allocated to such Certificates
prior to any such allocation to
other classes of Senior
Certificates, would be a
"mortgage pool pass-through
certificate" for purposes of
PTCE 83-1 as described in the
Prospectus.  In addition,
because it is not clear that
the Class A-6 Certificates will
qualify for the foregoing
prohibited transaction
exemption (or any other
exemption that might be
available), because such
Certificates are subject to the
allocation of Realized Losses
prior to the allocation thereof
 to other classes of Senior
 Certificates, transfers of the
Class A-6 Certificates to any
plan as described above will
not be registered unless the
transferee provides an opinion
of counsel satisfactory to the
Master Servicer, the Company
and the Trustee that the
purchase of the Class A-6
Certificates by or on behalf of
such plan is permissible under
applicable law and will not
subject the Master Servicer,
the Company or the Trustee to
any obligation in addition to
those undertaken in the Pooling
and Servicing Agreement.  See
"ERISA Considerations" in the
            Prospectus.

Rating. . . . . . . . . . .
       It is a condition of the
issuance of the Senior
Certificates that they be rated
 "___" by ________
________________ and "___" by
________________________.  A
security rating is not a
recommendation to buy, sell or
hold securities and may be
subject to revision or
withdrawal at any time by the
assigning rating organization.
A security rating does not
address the frequency of
prepayments of Mortgage Loans,
or the corresponding effect on
yield to investors.  The rating
of the Fixed Strip Certificate
s or Variable Strip
Certificates does not address
the possibility that the
holders of such Certificates
may fail to fully recover their
initial investment.  See
"Certain Yield and Prepayment
Considerations" and "Rating"
herein and "Yield
Considerations" in the
Prospectus.
Legal Investment
The Senior Certificates will
constitute "mortgage related
securities" for purposes of the
Secondary Mortgage Market
Enhancement Act of 1984
("SMMEA") so long as they are
rated in at least the second
highest rating category by one
of the Rating Agencies, and, as
such, are legal investments for
certain entities to the extent
provided in SMMEA.  SMMEA
provides that states may
override its provisions on
legal investment and restrict
or condition investment in
mortgage related securities, by
taking statutory action prior
to October 3, 1991.  Certain
states have enacted, and other
states may enact, legislation
which overrides the preemption
provisions of SMMEA.  See
"Legal Investment Matters" in
the Prospectus and "Rating"
herein.

The predecessor to the Office
of Thrift Supervision ("OTS")
issued a bulletin, entitled,
"Mortgage Derivative Products
and Mortgage Swaps", which is
applicable to thrift
institutions regulated by the
OTS.  The bulletin established
guidelines for the investment
by savings institutions in
certain "high-risk" mortgage
derivative securities and
limitations on the use of such
securities by insolvent,
undercapitalized or otherwise
"troubled" institutions.
According to the bulletin, such
"high-risk" mortgage derivative
securities include securities
such as the Class A-6
Certificates, Fixed Strip
Certificates and Variable Strip
Certificates.  In addition, on
March 21, 1991, the National
Credit Union Administration
issued proposed regulations
governing federal credit union
investments which, if adopted
in their current form, would
prohibit investment in (or
retention of) certain specified
types of securities, including
certain classes of the Senior
Certificates.  Similar policy
statements have been issued by
regulators having jurisdiction
over other types of depository
institutions.

The Company makes no
representations as to the
proper characterization of any
class of the Senior
Certificates for legal
investment or other purposes,
or as to the ability of
particular investors to
purchase any class of the
Senior Certificates under
applicable legal investment
restrictions.  These
uncertainties may adversely
affect the liquidity of any
class of the Senior
Certificates.

Accordingly, all institutions
whose investment activities are
subject to legal investment
laws and regulations or to
review by regulatory
authorities should consult with
their own legal advisors in
determining whether and to what
extent the Senior Certificates,
and particularly the Class A-6
Certificates, Fixed Strip
Certificates and Variable strip
Certificates constitute legal
investments under SMMEA or are
subject to restrictions on
investment, capital
requirements or otherwise.  See
"Legal Investment Matters" in
the Prospectus.



              DESCRIPTION OF THE MORTGAGE POOL

General

             The Mortgage Pool will consist of
Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after deducting payments of principal due on such date, of $____________. The Mortgage
Pool will consist of conventional, fixed-rate, fully-amortizing, level monthly payment first
Mortgage Loans with terms to maturity of not more than ___ years from the date of origination or modification. With respect to Mortgage Loans which have been modified, references herein to the date of origination shall be deemed to be the date of the most recent modification. All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.

             All of the Mortgage Loans were purchased by the Company through its affiliate
Residential Funding from Unaffiliated Sellers as more fully described herein and in the Prospectus. No Unaffiliated Seller sold more than ____% of the Mortgage Loans to Residential Funding. ____% of the Mortgage
Loans were purchased from, and are or will be subserviced by, __________________, which is not an affiliate of the Company. ____% of the Mortgage Loans are or will be subserviced by __________________, which is not an affiliate of the Company.

             Pursuant to the terms of the Pooling and
Servicing Agreement, the Company will assign
the representations and warranties made by the
related Sellers of the Mortgage Loans to the
Trustee for the benefit of the
Certificateholders and will also make certain
limited representations and warranties
regarding the Mortgage Loans as of the date of
issuance of the Certificates.  To the best
of the Company's knowledge,   none of the
Mortgage Loans were sold to Residential
Funding by Unaffiliated Sellers that are institutions which are currently under the control of the Resolution Trust Corporation or otherwise in receivership or conservatorship or involved in other insolvency or bankruptcy proceedings, or are no longer in existence. To the extent that any Seller of the Mortgage Loans does not repurchase a Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan, neither the Company nor Residential Funding will be required to repurchase such Mortgage Loan unless such breach also constitutes a breach of one of the Company's or Residential
Funding's representations and warranties with respect to such Mortgage Loan and such breach materially and adversely affects the interests of the Certificateholders in any such Mortgage Loan . In addition, neither the Company nor Residential Funding will be required to repurchase any Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage
Loan if the substance of any such breach also constitutes fraud in the origination of such affected Mortgage Loan. A limited amount of losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage
Loans will be covered by the Subordination
(as defined herein) provided by the  Class M
Certificates and Class B Certificates as described herein under "Description of the Certificates--Allocation of Losses;
Subordination."

               None of the Mortgage Loans will have
been originated prior to __________________ or will have a maturity date later than __________________. No Mortgage Loan will have a remaining term to maturity as of the Cut-off
Date of less than ____ months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ____ months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ____ months.

             As of the Cut-off Date, no Mortgage Loan will be one month or more delinquent in payment of principal and interest.



             _____ Mortgage Loans, constituting ____% of the Mortgage Pool , will be Buydown
Mortgage Loans.

             Set forth below is a description of
certain additional characteristics of the
Mortgage Loans as of the Cut-off Date (except as otherwise indicated):


                           Mortgage  Rates


Mortgage Rates      Number of          Principal        Percentage
Rates %             Mortgage Loans     Balance          of Mortgage
Pool


                                       $
%












          Total  . . . . . . . . . . . .    $              .   %


As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans will be approximately ______% per annum.


             Original Mortgage Loan Principal Balances


Original Mortgage Loan      Number of           Unpaid
Percentage of
 Principal Balance        Mortgage Loans   Principal Balance
Mortgage Pool


$                                          $
      %


    Total.........                         $
      %



             As of the Cut-off Date, the average unpaid principal balance of the Mortgage Loans will be approximately
$_______.

                              Original Loan-To-Value Ratios



                            Number of
Percentage of
Loan-to-Value Ratio (%)   Mortgage Loans   Principal Balance
Mortgage Pool

                                           $
        %




     Total. . . . . . .                    $
        %


              The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans will have been approximately
____%.

              Geographic Distributions of  Mortgaged Properties

            Number of                              Percentage of
State     Mortgage Loans     Principal Balance     Mortgage Pool

California . . . . . .        $                                 %
Connecticut
Illinois
New Jersey
New York
Other (1)
     Total. . . . . . .       $                                 %




              (1) Other includes states and the District of Columbia with under 3% concentrations individually.

              No more than ___% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area in California and no more than ____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area outside California.


                     Mortgaged Property Types



                          Number of         Principal   Percentage
Property                  Mortgage Loans    Balance     Mortgage
Pool

Single-family detached                      $                    %
Planned Unit Developments
(detached) . . . . . . . .
Two- to four-family units
Condo Low-Rise (less than 5 stories)
Condo Mid-Rise (5 to 8 stories)
Condo High-Rise (9 stories or more)
Townhouse
Planned Unit Developments (attached)
Leasehold
Total                                        $
%


              [In connection with each Mortgage Loan that is secured by a leasehold interest, the related Seller shall have represented to the Company that, among other things: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of each such Mortgage
Loan.]



                              Mortgage Loan Purposes

                         Number of
Loan Purpose            Mortgage Loans     Principal Balance
Mortgage Pool

Purchase . . . . . . .                      $
       %
Rate/Term Refinance
Equity Refinance
     Total                                  $
       %


             The weighted average Loan-to-Value Ratio at origination of equity refinance Mortgage Loans will have been ____%. The weighted average Loan-to-Value Ratio at origination of rate and term refinance Mortgage Loans will have been ____%.


                         Mortgage Loan Documentation

                        Number of
Percentage
Type of Program         Mortgage Loans    Principal Balance
Mortgage Pool

Full . . . . . . . . .                    $
      %
Reduced
     Total                                $
      %



              The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans which were underwritten under a reduced loan documentation program will have been ____%. No more than ____% of such reduced loan documentation Mortgage Loans will be secured by Mortgaged
Properties located in California.


                              Occupancy Types

                             Number of
Percentage of
Occupancy                    Mortgage Loans   Principal Balance
Mortgage Pool

Primary Residence. . . . .                    $
         %
Second/Vacation
Non Owner-occupied
     Total                                    $
         %



Primary Mortgage Insurance and Primary Hazard Insurance

             Each Mortgage Loan is required to be covered by a standard hazard insurance policy (a "Primary Hazard Insurance Policy"). In addition, to the best of the Company's knowledge each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a primary mortgage insurance policy covering the amount of such Mortgage Loan in excess of 75% of the value of the related Mortgaged Property used in determining such Loan-to-Value Ratio (a "Primary Insurance Policy"). Approximately ___% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, were required to be covered by Primary Insurance Policies at origination and, to the best of the Company's knowledge, such Mortgage Loans are so covered. Substantially all of such Primary Insurance Policies were issued by General Electric Mortgage Insurance Corporation, PMI Mortgage Insurance Company, United Guaranty Residential Insurance Company or Mortgage Guaranty Insurance Corporation (together with the other primary mortgage guaranty insurers for the Mortgage Loans, the "Primary Insurers"). The Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. Each Primary Insurer has been approved as a primary mortgage guaranty insurer by the Federal Home Loan Mortgage Corporation ("FHLMC") and has a claims-paying ability currently acceptable to the Rating Agencies that will rate the Certificates; however, there is no assurance as to the actual ability of any Primary Insurer to pay claims.

Additional Information

             The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Senior Certificates, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Company deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Senior Certificates. The Company believes that the information set forth herein will be substantially representative of the characteristics of the Mortgage Pool as they will be constituted at the time the Senior Certificates are issued although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

             A Current Report on Form 8-K containing a detailed description of the Mortgage Loans will be available to purchasers of the Senior Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Senior Certificates. The Current Report on Form 8-K will specify the aggregate principal balance of the Mortgage Loans in the Mortgage Pool outstanding as of the Cut-off Date and will set forth the geographic concentrations of the Mortgage Loans and the other approximate information presented in this Prospectus Supplement.


DESCRIPTION OF THE CERTIFICATES

General

             The Series 19__-S_ Mortgage Pass-Through Certificates offered hereby (the "Senior Certificates") will consist of seven classes: (i) Class A-1 Certificates, Class A-2
Certificates, Class A-3 Certificates, Class A-4 Certificates,
(ii) Class A-5 Certificates (the "Fixed Strip Certificates"),
(iii) Class A-6 Certificates and (iv) Class A-7 Certificates
(the "Variable Strip Certificates").  In addition to the
Senior Certificates, the Series 19__-S_ Mortgage Pass-Through Certificates will also consist of one class of subordinate certificates which are designated as the Class B Certificates
(the "Subordinate Certificates") and two classes of residual certificates which are designated as the Class R-I
Certificates and Class R-II Certificates (the "Residual Certificates") and which are not offered hereby.

             The Senior Certificates (together with the Subordinate Certificates and Residual Certificates) will evidence the entire beneficial ownership interest in the Trust Fund. The
Trust Fund will consist of (i) the Mortgage Loans; (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust Fund; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; and (iv) any applicable Primary
Insurance Policies and all proceeds thereof.

Interest Distributions

             Holders of each class of Senior Certificates will be entitled to receive distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined below) for such Distribution Date, provided however, in the case of the Tiered Certificates, that following the Credit Support Depletion Date such distributions shall be made in the priority set forth in the eighth paragraph under the heading "Principal Distributions". With respect to any Distribution Date, Accrued Certificate Interest will be equal to (a) in the case of each class of Senior Certificates other than the Variable Strip Certificates, one month's interest accrued on the Certificate Principal Balance of the Certificates of such class at the Pass-Through Rate on such class and (b) in the case of the Variable Strip Certificates, one month's interest accrued on the Notional
Amount of the Certificates of such class at the then applicable Pass-Through Rate on such class for such Distribution Date; in each case less interest shortfalls, if any, for such Distribution Date not covered by the Subordination provided by the Subordinate Certificates, including in each case (i) any Prepayment Interest
Shortfall (as defined below), (ii) the interest portions of Realized Losses (including Special Hazard Losses) in excess of the Special Hazard Amount ("Excess Special Hazard Losses"),
Fraud Losses in excess of the Fraud Loss Amount ("Excess Fraud Losses"), Bankruptcy Losses in excess of the Bankruptcy Amount ("Excess Bankruptcy Losses") and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses")) not covered by the Subordination (which with respect to the pro rata portion thereof allocated to the Tiered Certificates, to the extent such losses are Default Losses, will be allocated first to the Class A-6 Certificates and second to the Class A-1 Certificates and Class A-5 Certificates)
(iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) interest shortfalls relating to the Relief Act, allocated as described below. The Variable Strip Certificates will not receive any interest distributions with respect to their Certificate Principal Balance. Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

             The Prepayment Interest Shortfall for any Distribution Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates) resulting from mortgagor prepayments on the Mortgage
Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments are applied to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month of prepayment. Prepayment Interest Shortfalls, the interest portions of Realized Losses not covered by the Subordination, interest shortfalls relating to the Relief Act
(as defined herein) or similar legislation and other interest shortfalls not covered by the Subordination provided by the Subordinate Certificates on any Distribution Date will be allocated among the holders of all classes of Certificates (including the Subordinate and Residual Certificates), in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date on each such class, before taking into account any such reduction (except with respect to interest portions of such Realized Losses that are Default
Losses that are allocated as described in the preceding paragraph). Such interest shortfalls will not be offset by a reduction of the servicing compensation of the Master Servicer or otherwise.

             The Available Distribution Amount for any Distribution Date is equal to the aggregate amount of scheduled payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, after deduction of the related master servicing fees and any subservicing fees (collectively, the "Servicing Fees"), certain unscheduled payments, including mortgagor prepayments on the Mortgage
Loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of the Mortgage Loans occurring during the preceding calendar month, and all Advances made for such Distribution Date, in each case net of amounts reimbursable therefrom to the Master Servicer and any Subservicer. In addition to the foregoing amounts, with respect to unscheduled collections, not including mortgagor prepayments, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. With respect to any Distribution Date (i) the Due Date is the first day of the month in which such Distribution Date occurs, and (ii) the Determination Date is the 20th day of the month in which such Distribution Date occurs or, if such day is not a business day, the immediately succeeding business day.

             If the Available Distribution Amount for any
Distribution
Date is less than the aggregate amount of the Accrued Certificate Interest required to be distributed on the Senior Certificates on such date (the "Senior Interest Distribution Amount"), the shortfall will be allocated among the holders of all classes of Senior Certificates pro rata based on the Accrued Certificate Interest of each such Distribution Date, and will be distributable to holders of the Certificates of such classes, on subsequent Distribution Dates, to the extent of available funds, provided however, that following the Credit Support Depletion Date distributions will be made to the Tiered Certificates in the priority set forth in the eighth paragraph under the heading "Principal Distributions" and therefore the pro rata portion of such shortfall that is allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates. Shortfalls could occur, for example, if losses realized on the Mortgage Loans in the Trust Fund were exceptionally high and were concentrated in a particular month and if advances by the Master Servicer did not cover the shortfall. Any such amount so carried forward will not bear interest.

             The Pass-Through Rate on each class of Senior Certificates, other than the Variable Strip Certificates, is set forth on the cover hereof and is fixed for each Distribution Date. The Pass-Through Rate on the Fixed Strip Certificates is equivalent to a fixed interest rate of approximately _____% on the aggregate Certificate Principal Balance of all of the Class A-1 and Fixed Strip Certificates. The Pass-Through Rate on the Variable Strip Certificates for each Distribution Date will equal the weighted average, as determined as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each of the Mortgage Loans in the Mortgage Pool. The Pool Strip Rate on any Mortgage Loan is equal to the Net Mortgage Rate thereon minus ___%. The Net Mortgage Rate on each Mortgage Loan is equal to the Mortgage Rate thereon minus the Servicing Fee Rate. The initial Pass-Through Rate on the Class A-7 Certificates is approximately _____%.

             As described herein, the Accrued Certificate Interest allocable to each class of Senior Certificates is based on the Certificate Principal Balance thereof or in the case of the Variable Strip Certificates, on the Notional Amount. The Certificate Principal Balance of any Certificate as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses (as defined herein) in the manner described herein. The Notional Amount of the Variable Strip Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes (including the Variable Strip Certificates and Subordinate Certificates) as of such date. Reference to the Notional Amount of a Variable Strip Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal other than such class's initial Certificate Principal Balance.

Principal Distributions

             Holders of the Senior Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed to such holders, a distribution allocable to principal in the following amount:

    (i)  the product of (A) the then applicable Senior
         Percentage and (B) the aggregate of the following amounts:

    (1) the principal portion of all scheduled monthly payments on the Mortgage Loans due on the related
        Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions (as defined below) which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

    (2) the principal portion of all proceeds of the repurchase of any Mortgage Loan as required by the Pooling and Servicing Agreement during the preceding calendar month;

   (3) the principal portion of all other unscheduled collections received during the preceding calendar month (other than full and partial
      Principal Prepayments made by the respective mortgagors and any amounts received in connection with a Final Disposition (as defined below) of a Mortgage Loan described in clause (ii) below), to the extent applied as recoveries of principal;

  (ii) in connection with the Final Disposition of a Mortgage Loan (x) that occurred in the preceding calendar month and (y) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the then-applicable Senior Percentage of the Stated Principal Balance of such Mortgage Loan and
       (b) the then-applicable Senior Accelerated Distribution Percentage (as defined below) of the related collections, including Insurance Proceeds and Liquidation Proceeds , to the extent applied as recoveries of principal;

  (iii)      the then applicable Senior Accelerated
             Distribution Percentage of the aggregate of all full and partial Principal Prepayments made by the respective mortgagors during the preceding calendar month;

   (iv) any Excess Subordinate Principal Amount (as defined below) for such Distribution Date;

   (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which are allocated to the Subordinate Certificates.

              With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the "Excess Subordinate Principal Amount" is equal to the amount, if any, by which (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution
Date is greater than (ii) the excess, if any, of the aggregate of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized
Losses to be allocated to such class or classes of Certificates on such Distribution Date.

             A "Final Disposition" of a defaulted Mortgage Loan is deemed to have occurred upon a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage
Loan.

             The "Stated Principal Balance " of any Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

             The Senior Percentage, which initially will equal approximately _____% and will in no event exceed 100%, will be adjusted for each Distribution Date to be the percentage equal to the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans immediately prior to such Distribution Date. The Subordinate Percentage as of any date of determination is equal to 100% minus the Senior Percentage as of such date.

             The Senior Accelerated Distribution Percentage for any Distribution Date occurring during the first five years following the Delivery Date after the Delivery Date will equal 100%. Thereafter, the Senior Accelerated Distribution Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates while, in the absence of Realized Losses allocated to the Subordinate Certificates, increasing the proportionate interest in the Trust Fund evidenced by the Subordinate Certificates. Increasing the proportionate interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

             The Senior Accelerated Distribution Percentage for any Distribution Date occurring after the first five years will be as follows: for any Distribution Date falling in the sixth year after the Delivery Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage (as defined below) for such Distribution Date; for any Distribution Date falling in the seventh year after the Delivery Date, the Senior Percentage for such Distribution
Date plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the eighth year after the Delivery Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the ninth year after the Delivery Date, the Senior
Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any such Distribution Date the
Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Accelerated Distribution Percentage for such Distribution Date will once again equal 100%). The scheduled reductions in the Senior Accelerated Distribution Percentage occurring in the sixth and subsequent years after the Delivery Date will be postponed on the Distribution Date on which such reduction is scheduled to occur if certain criteria regarding the delinquency and loss experience of the Mortgage Loans are not met. See "Subordination" in the Prospectus.

             On each Distribution Date occurring prior to the Credit
Support Depletion Date, (i) the product of (a) the Senior Principal Distribution Amount times (b) the Variable Strip Percentage (as defined below) will be distributed in reduction of the Certificate Principal Balance of the Variable Strip Certificates, and (ii) the excess of the Senior Principal Distribution Amount over the amount described in clause (i) of this sentence shall be distributed to the other Senior Certificates as follows: first, concurrently to the Class A-1, Class A-5 and Class A-6 Certificates, with the amount to be distributed allocated as between such classes on a pro rata basis in proportion to the respective Certificate Principal Balances thereof, until the Certificate Principal Balance of each such class is reduced to zero; second, to the Class A-2 Certificates until the Certificate Principal Balance thereof is reduced to zero; third, to the Class A-3 Certificates until the Certificate Principal Balance thereof is reduced to zero; and fourth, to the Class A-4 Certificates until the Certificate Principal Balance thereof is reduced to zero.

             On each Distribution Date occurring on or after the Credit Support Depletion Date, all priorities relating to sequential distributions in respect of principal among the various classes of Certificates will be disregarded, and the Senior Principal Distribution Amount will be distributed to all classes of Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances;
provided, that the aggregate amount distributable to the Class A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") in respect of Accrued Certificate Interest thereon and in respect of their pro rata portion of the Senior Principal Distribution Amount shall be distributed among the Tiered Certificates in the amounts and priority as follows: first to the Class A-1 Certificates and the Class A-5 Certificates, up to an amount equal to, and pro rata based on, the Accrued Certificate Interest thereon; second to the Class A-1 Certificates and the Class A-5 Certificates, up to an amount equal to the Optimal Principal Distribution Amount thereof (as defined below), on a pro rata basis based on, and in reduction of, the Certificate Principal Balances thereof; third to the Class A-6 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth to the Class A-6 Certificates the remainder of the amount so distributable among the Tiered Certificates.

             The "Credit Support Depletion Date" is the first Distribution Date on which the Senior Percentage equals 100%. With respect to any Distribution Date, the "Variable Strip Percentage" is equal to a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Variable Strip Certificates as of the Cut-off Date and the denominator of which is the aggregate Certificate Principal Balance of all classes of Senior Certificates as of the Cut-off Date. The "Optimal Principal Distribution Amount" is equal to the product of (a) the then applicable Optimal Percentage and (b) the amounts described in clauses (i), (ii) and (iii) of the eighth preceding paragraph. The "Optimal Percentage" is equal to a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates and the Class A-5 Certificates immediately prior to the applicable Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all Senior Certificates immediately prior to such Distribution Date.

               The Master Servicer may elect to treat Insurance Proceeds, Liquidation Proceeds and other unscheduled collections (not including prepayments by the Mortgagors) received in any calendar month as included in the Available Distribution Amount and the Senior Principal Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master
Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

Allocation of Losses; Subordination

             Any Realized Losses which are not Excess Special
Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated first to the Subordinate Certificates until the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, and then except as provided below on a pro rata basis to the Senior Certificates based on their then outstanding Certificate Principal Balance or the Accrued Certificate Interest thereon, as applicable. Any allocation of a Realized Loss (other than a Debt Service Reduction) to a Senior Certificate will be made by reducing the Certificate Principal Balance thereof, in the case of the principal portion of such Realized Loss, and the Accrued Certificate Interest thereon, in the case of the interest portion of such Realized Loss, by the amount so allocated as of the Distribution Date occurring in the month following the calendar month in which such Realized Loss was incurred. Allocations of Realized Losses which are Default Losses (as defined below) to Senior Certificates will be made on a pro rata basis, based on their then outstanding Certificate Principal Balances, or the Accrued Certificate Interest thereon, as applicable, between the Tiered Certificates and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates. Any such Realized Losses so allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates until the Certificate Principal Balance thereof is reduced to zero and then to the Class A-1 Certificates and Class A-5 Certificates on a pro rata basis. "Default Losses" are Realized Losses that are attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, and do not include Special Hazard Losses (or any other loss resulting from damage to a Mortgaged Property), Bankruptcy Losses, Fraud Losses, or other losses of a type not covered by the Subordination. Allocations of Debt Service Reductions to the Subordinate Certificates will result from the priority of distributions to the Senior Certificateholders of the Available Distribution Amount as described under the captions "Interest Distributions" and "Principal Distributions" herein. An allocation of the interest portion of a Realized Loss as well as the principal portion of Debt Service Reductions will not be treated as Subordination, as such term is defined herein, until an amount in respect thereof has been actually disbursed to the Senior Certificateholders. Any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated on a pro rata basis between the Senior Certificates and the Subordinate Certificates (any such Realized Losses so allocated to the Senior Certificates, as well as any Realized Losses that are not Default Losses which are allocated to the Senior Certificates, will be allocated without priority among the various classes of Senior Certificates).

             With respect to any defaulted Mortgage Loan that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Property if acquired on behalf of the Certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus interest thereon through the last day of the month in which such Mortgage Loan was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the Master Servicer or the Subservicer for Advances and expenses, including attorneys' fees) towards interest and principal owing on the Mortgage Loan. Such amount of loss realized and any Special Hazard Losses, Fraud Losses and Bankruptcy Losses are referred to herein as "Realized Losses." As used herein, "Debt Service Reductions" means reductions in the amount of monthly payments due to certain bankruptcy proceedings, but does not include any forgiveness of principal.



             In order to maximize the likelihood of distribution in full of the Senior Interest Distribution Amount and the Senior Principal Distribution Amount, holders of Senior Certificates will have a prior right, on each Distribution Date, to the Available Distribution Amount, to the extent necessary to satisfy the Senior Interest Distribution Amount and the Senior Principal Distribution Amount. The Senior Principal
Distribution Amount is subject to adjustment on each Distribution Date to reflect the then applicable Senior
Percentage and the Senior Accelerated Distribution Percentage, as described herein under "Principal Distributions", each of which may be increased (to not more than 100%) in the event of delinquencies or Realized Losses on the Mortgage Loans. The application of the Senior Accelerated Distribution Percentage
(when it exceeds the Senior Percentage) to determine the Senior Principal Distribution Amount, together with amounts, if any, paid on Senior Certificates in respect of Unrecovered Senior Portions, will accelerate the amortization of the Senior Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust
Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, as a relative matter, the Subordination afforded by the Subordinate Certificates.
Similarly, holders of Class A-1 Certificates and Class A-5 Certificates will have a prior right, on each Distribution
Date occurring on or after the Credit Support Depletion Date, to that portion of the Available Distribution Amount allocated to the Tiered Certificates, to the extent necessary to satisfy the Accrued Certificate Interest on the Class A-1 Certificates and Class A-5 Certificates and the Optimal Principal
Distribution Amount. Therefore, any shortfalls in the amounts that would otherwise be distributable to Class A-1 Certificateholders and Class A-5 Certificateholders, whether resulting from Mortgage Loan delinquencies or Realized Losses will be borne by the holders of the Class A-6 Certificates.

             The total amount of Realized Losses which may be allocated solely to the Subordinate Certificates through the operation of the subordination provisions described above ("Subordination") in connection with Special Hazard Losses (the "Special Hazard Amount") will equal $_________ less the sum of (A) any amounts allocated solely to the Subordinate Certificates through Subordination in respect of Special Hazard Losses and (B) the Adjustment Amount. The Adjustment Amount on each anniversary of the Cut-off Date will be equal to the amount, if any, by which the Special Hazard Amount, without giving effect to the deduction of the Adjustment Amount for such anniversary, exceeds the greater of (i) 1% (or, if greater than 1%, the highest percentage of Mortgage Loans, by principal balance, in any California zip code area) times the aggregate principal balance of all of the Mortgage Loans in the Mortgage Pool on such anniversary and (ii) twice the principal balance of the single Mortgage Loan in the Mortgage Pool having the largest principal balance. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus except that Special Hazard Losses will not include and the Subordination will not cover Extraordinary Losses and Special Hazard Losses will not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties.

             The total amount of Realized Losses which may be allocated to the Subordinate Certificates in connection with Fraud Losses (the "Fraud Loss Amount") from Subordination shall initially be equal to $_________. As of any date of determination after the Cut-off Date the Fraud Loss Amount shall equal (X) prior to the first anniversary of the Cut-off Date an amount equal to ____% of the aggregate principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amounts allocated solely to the Subordinate Certificates through Subordination with respect to Fraud Losses up to such date of determination, and (Y) from the first through fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ____% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amounts allocated solely to the Subordinate Certificates through Subordination with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. After the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero and no allocation solely to the Subordinate Certificates through Subordination shall be made with respect to Fraud Losses.

             The total amount of Realized Losses which may be allocated solely to the Subordinate Certificates in connection with Bankruptcy Losses (the "Bankruptcy Amount") from Subordination will equal $_______ less the sum of any amounts allocated solely to the Subordinate Certificates through Subordination for such losses up to such date of determination. As of any day of determination on or after the first anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) the greater of (A) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, if delinquency rates and losses on the Mortgage Loans do not exceed certain levels as set forth in the Pooling and Servicing Agreement and (B) the excess of (i) the aggregate of all monthly payments on the largest Mortgage Loan in the Mortgage Pool secured by a non-primary residence over the remaining term of such Mortgage Loan over (ii) the aggregate of all monthly payments that would be made on such Mortgage Loan over such remaining term if the related Mortgage Rate were equal to 6% per annum, over (2) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Certificates through Subordination since such anniversary.

             Notwithstanding the foregoing, the provisions relating to
Subordination will not be applicable in connection with a Bankruptcy Loss so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related
Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable
Primary Hazard Insurance Policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer.

Advances

             Prior to each Distribution Date, the Master Servicer is required to make Advances (out of its own funds, advances made by a Subservicer, or funds held in the Custodial Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fees) which were due on the Mortgage Loans on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.

             Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Subordinate Certificates. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to Debt Service Reductions or the application of the Relief Act or similar legislation. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default thereunder, in which case the Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.

             All Advances will be reimbursable to the Master Servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed following the final liquidation of the related Mortgage Loan, from amounts otherwise distributable on the Subordinate Certificates; provided however that only the Subordinate Percentage of such Advances are reimbursable from amounts otherwise distributable on the Subordinate Certificates in the event that such Advances were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and the Senior Percentage of such Advances which may not be so reimbursed from amounts otherwise distributable on the Subordinate Certificates may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates. In the latter event, the aggregate amount otherwise distributable on the Senior Certificates will be reduced by an amount equal to the Senior Percentage of such Advances. In addition, if the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates.


CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

             The effective yield to the holders of Senior
Certificates
will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price because monthly distributions will not be made to such holders until the 25th day (or if such day is not a business day, then on the next succeeding business day) of the month following the month in which interest accrues on the Mortgage Loans (without any additional distributions of interest or earnings thereon in respect of such delay). See "Yield Considerations" in the Prospectus.

             The yield to maturity and the aggregate amount of distributions on the Senior Certificates will be directly related to the rate of payment of principal on the Mortgage Loans. Such yield may be adversely affected by a higher or lower than anticipated rate of payment of principal on the Mortgage Loans in the Trust Fund. The rate of payment of principal on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments thereon by the Mortgagors, liquidations of defaulted Mortgage Loans and purchases of Mortgage Loans due to certain breaches of representations. The Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. All of the Mortgage Loans contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions" herein, all or a disproportionate percentage of principal prepayments on the Mortgage Loans will be distributed to the Senior Certificates during not less than the first nine years after the Delivery Date. Factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, mortgage market interest rates, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of mortgaged properties and servicing decisions.

             The yield to maturity on the Variable Strip
Certificates
and, in particular, on the Fixed Strip Certificates, which classes are expected to be sold at substantial premiums, will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the Mortgage Loans, which rate may fluctuate significantly from time to time. The yield to maturity on the Fixed Strip Certificates is particularly sensitive to the rate of principal payments because the Certificate Principal Balance of the Fixed Strip Certificates is paid down on a pro rata basis with the Certificate Principal Balance of the Class A-1 Certificates and Class A-6 Certificates before distributions to other classes of Senior Certificates. The yields to investors on all of the Senior Certificates will also be adversely affected by any interest shortfalls of a type not covered by Subordination, including Prepayment Interest Shortfalls. In addition, holders of Variable Strip Certificates generally have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Rates; thus, the yield on the Variable Strip Certificates will be materially adversely affected to a greater extent than on the other Senior Certificates if the Mortgage Loans with the higher Mortgage Rates prepay faster than the rate assumed by investors. There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the cash flows on the Fixed Strip Certificates or Variable Strip Certificates will conform to the cash flows described herein. Investors in the Fixed Strip Certificates and Variable Strip Certificates should fully consider the associated risks, including the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

             Because the Mortgage Rates on the Mortgage Loans and the
Pass-Through Rates on the Senior Certificates (other than the Variable Strip Certificates) are fixed, such rates will not change in response to changes in market interest rates. The Pass-Through Rate on the Variable Strip Certificates is based on the weighted average of the Pool Strip Rates on the Mortgage Loans, and such rates will also not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the Senior Certificates were to rise, the market value of the Senior Certificates may decline. In addition, if prevailing mortgage rates fell significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease.

             The rate of defaults on the Mortgage Loans will also affect the rate of payment of principal on the Mortgage Loans.
In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are equity refinance or limited documentation mortgage loans may be higher than for other types of Mortgage Loans. In addition, the rate of defaults and prepayments on Preferred Customer Loans may increase as the result of any increase in the related Mortgage Rates. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to Senior Certificateholders of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Furthermore, the rate of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus.
Since the rates of payment of principal on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments on the Senior Certificates.

             The periodic increase in the interest paid by the Mortgagor of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under Residential Funding's underwriting guidelines, and may accordingly increase the risk of default with respect to the related Mortgage Loan. See "Mortgage Loan Program--Underwriting Standards; Loss and Delinquency Experience" in the Prospectus.

             The amount of interest otherwise payable to holders of the Senior Certificates will be reduced by any interest shortfalls not covered by Subordination, including Prepayment Interest Shortfalls. Such shortfalls will not be offset by a reduction in the Servicing Fees payable to the Master Servicer or otherwise. See "Yield Considerations" in the Prospectus and "Description of the Certificates--Interest Distributions" and "Additional Considerations" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yield to maturity of the Senior Certificates and certain possible shortfalls in the collection of interest.

             The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because all or a disproportionate percentage of principal prepayments will be allocated to the Senior Certificates during not less than the first nine years after the Delivery Date, the rate of prepayments on the Mortgage Loans during this period may significantly affect the yield to maturity of the Senior Certificates.

             In addition, the yield to maturity of the Senior Certificates will depend on the price paid by the holders of the Senior Certificates and the related Pass-Through Rate.
The extent to which the yield to maturity of a Senior Certificate may vary from the anticipated yield thereon will depend upon the degree to which it is purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to prepayments. Because principal distributions are paid to certain classes of Senior Certificates before other classes, holders of classes of Senior Certificates having a later priority of payment bear a greater risk of losses than holders of classes of Senior Certificates having earlier priorities for distribution of principal. In addition, the Class A-6 Certificates bear a greater risk of losses than the other Tiered Certificates because Default Losses on the Mortgage Loans not covered by the Subordination which are allocated to the Tiered Certificates are allocated first to the Class A-6 Certificates prior to allocation to the Class A-1 and Class A-5 Certificates to the extent described herein. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

             The assumed final Distribution Date with respect to each class of Senior Certificates is _____ __, 20__. The assumed final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the Mortgage Pool.

             Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until a dollar amount in payment of principal equal to the original principal balance of such security (less losses) is distributed to the investor. The weighted average life of the Senior Certificates will be influenced by among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

             Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100%
SPA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA. Correspondingly, "___% SPA" assumes prepayment rates equal to ___% of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

             The table set forth below has been prepared on the basis of assumptions regarding the characteristics of the Mortgage Loans and of the Certificates as follows: (i) as of the date of issuance of the Senior Certificates, the aggregate principal balance of the Mortgage Loans is approximately $____________ and each Mortgage Loan has a Mortgage Rate of _____%, an original term of ___ months, a remaining term to maturity of ___ months and a related Servicing Fee of ___%,
(ii) the scheduled monthly payment for each Mortgage Loan has been based on its outstanding balance, interest rate and remaining term to maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof by its remaining term to maturity, (iii) in the aggregate, the Senior Certificates represent an initial interest of _____% in the Mortgage Loans, (iv) the Senior Certificates will have the following Pass-Through Rates and initial Certificate Principal Balances as of the Cut-off Date: Class A-1, ____%,
$__________; Class A-2, ____%, $__________; Class A-3, ____%,
$__________; Class A-4, ____%, $__________; Class A-5,
_______%, $______; Class A-6, _____%, $_________; Class A-7,
___%, $______, (v) the Subordinate Certificates represent an initial interest of ____% in the Mortgage Loans, have a Pass-Through Rate of ____% and have an initial Certificate Principal Balance of approximately $__________, (vi) the Unaffiliated Sellers, the Master Servicer or the Company will not repurchase any Mortgage Loan, as described under "Mortgage Loan Program--Representations by Sellers" and "Description of the Certificates--Assignment of the Mortgage Loans" in the Prospectus, and the Master Servicer will not exercise its option to purchase the Mortgage Loans and thereby cause a termination of the Trust Fund, (vii) there are no delinquencies and principal payments on the Mortgage Loans will be timely received at the respective percentages of SPA set forth in the table, (viii) there is no Prepayment Interest Shortfall or any other interest shortfall in any month, (ix) payments on the Mortgage Loans earn no reinvestment return, and (x) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund. SOME OF THE FOREGOING ASSUMPTIONS REGARDING THE CHARACTERISTICS OF THE MORTGAGE
LOANS AND THE CERTIFICATES DIFFER FROM THE ACTUAL
CHARACTERISTICS THEREOF.

             The discrepancies between the assumptions used in constructing the tables and the actual characteristics of the Mortgage Loans and the Certificates underscore the hypothetical nature of the table beginning on page S-__, which is provided to give a general sense of principal cash flows under varying prepayment scenarios. Likewise, it is very unlikely that the Mortgage Loans will prepay at a constant level of SPA until maturity or that all of the Mortgage Loans will prepay at the same level of SPA. Any difference between such assumptions and the actual characteristics of the Mortgage Loans or of the Certificates, or the actual prepayment experience of the Mortgage Loans may result in percentages of the initial Certificate Principal Balance outstanding and weighted average lives of the classes of Senior Certificates different from those shown. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is ___ months.

             The assumed Pass-Through Rate on the Fixed Strip Certificates was calculated to be approximately equal to (i) the excess, as of the Cut-off Date, of (a) ___% of the aggregate assumed Certificate Principal Balances of the Tiered Certificates, over (b) the sum of (1) ___% of the assumed Certificate Principal Balance of the Class A-1 Certificates and (2) _____% of the assumed Certificate Principal Balance of the Class A-6 Certificates divided by (ii) the assumed Certificate Principal Balance of the Fixed Strip Certificates.

    Based upon the foregoing assumptions, the following table indicates the projected weighted average life of each class of Senior Certificates and sets forth the percentages of the initial Certificate Principal Balance of each such class of Senior Certificates that would be outstanding after each of the dates shown at various percentages of SPA.






Percent of Initial Certificate Principal Balance Outstanding
             at the Following Percentages of SPA


                            Class A-1        Class A-2       Class
A-3

DISTRIBUTION DATE  %   %   %   %   %   %   %   %   %   %   %   %
%  % %

Initial Percentage
















Weighted Average Life in Years (**)....

*   Indicates a number that is greater than zero but less than .5%.

** The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balance of the Certificate.


    This table has been prepared based on the assumptions described on pages S-__ and S-__ (including the assumptions regarding the characteristics of the Mortgage Loans and the Certificates which differ in certain respects from the actual characteristics thereof) and should be read in conjunction therewith.










Percent of Initial Certificate Principal Balance Outstanding
            at the Following Percentages of SPA


                  Class A-4         Class A-5        Class A-6


DISTRIBUTION DATE%   %   %   %   %   %   %   %   %   %   %   %  %

Initial Percentage













Weighted Avg. Life in Years (**)

* Indicates an amount that is greater than zero but less than .5%.
** The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and
       (iii)  dividing the sum by the initial Certificate Principal

       Balance of the Certificate.

    This table has been prepared based on the assumptions described on pages S-__ and S-__ (including the assumptions regarding the characteristics of the Mortgage Loans and the Certificates which differ in certain respects from the actual characteristics thereof) and should be read in conjunction therewith.

(Table continued from previous page.)





Fixed Strip Certificates and Variable Strip Certificates Yield
Considerations

               The following tables indicate the sensitivity of the yield on the Fixed Strip Certificates and Variable Strip Certificates to various rates of prepayment by projecting the monthly aggregate payments of principal and interest on the Fixed Strip Certificates and Variable Strip Certificates and the corresponding pre-tax yields on a corporate bond equivalent basis, based on distributions being made on the Mortgage Loans that are assumed to be included in the Trust Fund, as described in the assumptions stated in clauses (i) through (x) of the fourth paragraph preceding the table commencing on page S-__ (including the assumptions regarding the characteristics of the Mortgage Loans and the Certificates, which differ in certain respects from the actual characteristics thereof), and assuming, further, that (i) principal prepayments on the Mortgage Loans will be received at the respective percentages of SPA set forth in the following table, (ii) the Certificates will be purchased on ____________, 19__, and (iii) payments on the Fixed Strip Certificates and the Variable Strip Certificates will be received on the 25th day of each month, commencing ___________ 25, 19__.

Pre-Tax Yield to Maturity on the Fixed
Strip Certificates and the Variable Strip Certificates at the Following Percentages of SPA

Assumed         Fixed Strip Certificates
Purchase
Price           %     %     %    %   %





Assumed         Variable Strip Certificates
Purchase
Price           %     %     %    %     %


                 The pre-tax yields set forth in the preceding tables were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Fixed Strip Certificates and Variable Strip Certificates, would cause the discounted present value of such assumed streams of cash flows to equal the assumed purchase prices listed as percentages of the original Certificate Principal Balances in the table for the Fixed Strip Certificates and Variable Strip Certificates, respectively. Yields shown are corporate bond equivalent and are based on the assumed prices given in the tables. The prices shown do not include accrued interest but an amount of accrued interest consistent with the assumptions was computed and was used to arrive at these yields. Implicit in the use of any discounted present value or internal rate of return calculation such as these is the assumption that cash flows are reinvested at the discount rate or internal rate of return. Thus these calculations do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributed on the Fixed Strip Certificates or Variable Strip Certificates. Consequently these yields do not purport to reflect the return on any investment in the Fixed Strip Certificates or Variable Strip Certificates when such reinvestment rates are considered.

        The preceding tables are based on a set of assumptions that vary from other information provided herein. The differences between such assumptions and the actual characteristics of the Mortgage Loans and of the Certificates may result in actual yields being different from those shown in such tables. For example, the Pass-Through Rate on the Fixed Strip Certificates is chosen to be approximately equivalent to the formula given in the second paragraph immediately preceding the table entitled "Percent of Initial Certificate Principal Balance Outstanding." This formula references various Certificate Principal Balances for the purposes of making the computations for the subsequent tables. The actual Pass-Through Rate computed by applying the formula using actual Certificate Principal Balances may vary from these assumptions. Likewise, the Pass-Through Rate on the Variable Strip Certificates, which is assumed to be fixed throughout the life of the Certificates, will actually be likely to change from one period to the next, and the rate assumed may be different from the actual initial Pass-Through Rate on the Variable Strip Certificates. Such discrepancies between assumed and actual characteristics underscore the hypothetical nature of the tables, which are provided to give a general sense of the sensitivity of yields in varying prepayment scenarios.

       Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields on the Fixed Strip Certificates and Variable Strip Certificates are likely to differ from those shown in such table, even if all of the Mortgage Loans prepay at the indicated percentages of SPA over any given time period or over the entire life of the Certificates. No representation is made as to the actual rate of principal payment on the Mortgage Loans for any period or over the life of the Senior Certificates or as to the yield on the Senior Certificates. In addition, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is 352 months. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios.

       For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.
Class M Certificates Yield Considerations

       The following tables indicate the sensitivity of the yields to maturity on the Class M Certificates to various rates of prepayment and varying levels of aggregate Realized Losses by projecting the monthly aggregate cash flows on the Class M Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis. The tables are based on the assumptions described in the fourth paragraph preceding the table entitled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of SPA" under the heading "Certain Yield and Prepayment Considerations--General" herein, including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof, and assuming further that (i) defaults and final liquidations occur on the last day of each month at the respective SDA percentages set forth in the tables, (ii) each liquidation results in a Realized Loss allocable to principal equal to the percentage indicated (the "Loss Severity Percentage") times the principal balances of the Mortgage Loans assumed to be liquidated, (iii) there are no delinquencies on the Mortgage Loans, and principal payments on the Mortgage Loans (other than those on Mortgage Loans assumed to be liquidated) will be timely received together with prepayments, if any, at the respective constant percentages of SPA set forth in the tables before giving effect to defaults in such periods, (iv) there are no Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (v) the purchase prices of the Class M Certificates will be $____________, including accrued interest. Investors should also consider the possibility that aggregate losses incurred may not in fact be materially reduced by higher prepayment speeds because mortgage loans that would otherwise ultimately default and be liquidated may be less likely to be prepaid. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying Realized Loss and prepayment scenarios.



Sensitivity of Pre-Tax Yield to Maturity of the Class M
Certificates
to Prepayments and Realized Losses

                         Class M Certificates


             Loss
Percentage   Severity                     Percentage of SPA
of SDA       Percentage                 %    %    %    %    %

___%         N/A. . . . . . . . .       %    %    %    %    %
___%         ___% . . . . . . . .       %    %    %    %    %
___%         ___% . . . . . . . .       %    %    %    %    %
___%         ___% . . . . . . . .       %    %    %    %    %
___%         ___% . . . . . . . .       %    %    %    %    %



   Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class M Certificates, as applicable, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price referred to above, and converting such rate to a semi-annual corporate bond equivalent yield. Accrued interest, if any, is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown.
These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class M Certificates, and thus do not reflect the return on any investment in the Class M Certificates when any reinvestment rates other than the discount rates are considered.

   The following table sets forth the amount of Realized Losses that would be incurred with respect to the Certificates in the aggregate under each of the scenarios in the preceding table, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date:

                   Aggregate Realized Losses

              Loss
Percentage    Severity                     Percentage of SPA
of SDA        Percentage          %       %       %        %
 %

___%          ___% . . . .        %       %       %        %
 %
___%          ___% . . . .        %       %       %        %
 %
___%          ___% . . . . .      %       %       %        %
 %
___%          ___% . . . . .      %       %       %        %
 %


Notwithstanding the assumed Percentages of SDA, Loss Severity percentages and prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid or that Realized Losses will be incurred according to one particularpattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Class M Certificates are likely to differ from those shown in the tables. There can be no assurance that the Mortgage Loans will prepay at any particular rate or that Realized Losses will be incurred at any particular level or that the yields on the Class M Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed.

POOLING AND SERVICING AGREEMENT

General

The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement") dated as of __________ 1, 19__, among the Company, the Master Servicer, and _____________________, as Trustee. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Senior
Certificates.  The Trustee will appoint
____________________________________________ to serve as
Custodian in connection with the Certificates.  The
Senior Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The
Company will provide a prospective or actual
Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing
Agreement. Requests should be addressed to the President, Residential Funding Mortgage Securities I,
Inc., 8400 Normandale Lake Boulevard, Suite 700,
Minneapolis, Minnesota 55437. In addition to the circumstances described in the Prospectus, the Company may terminate the Trustee for cause under certain circumstances. See "The Pooling and Servicing Agreement
- - -- The Trustee" in the Prospectus.

The Master Servicer

Residential Funding, an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Company, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.

       The following tables set forth certain
information concerning the delinquency experience
(including pending foreclosures) on one- to four-family residential mortgage loans that generally complied with Residential Funding's published loan purchase criteria at the time of purchase by Residential Funding and were being master serviced by Residential Funding on December
31, 19__ and December 31, 19__. The tables set forth information for the total mortgage loan portfolio and mortgage loans underwritten under a reduced loan documentation program described under "Mortgage Loan
Program--Underwriting Standards; Loss and Delinquency
Experience" in the Prospectus. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until, in general, it is 31 days past due on a contractual basis.

           Total Loan Portfolio Delinquency Experience

At December 31, 19  At December 31, 19  At December 31, 19
By No.   By Dollar  By No.  By Dollar   By No.   By Dollar
of       Amount of  of      Amount of   of       Amount of
Loans    Loans      Loans   Loans       Loans    Loans

              (Dollar Amounts in Thousands)
Total Loan Portfolio. . .
Period of Delinquency
  31 to 59 days . . . . .
  60 to 89 days . . . .
  90 days or more (1) .
Foreclosures Pending. .

Total Delinquent Loans.

Percent of Loan Portfolio


(1) Does not include foreclosures pending.


Total Reduced Loan Documentation Loan Portfolio Delinquency
Experience


At December 31, 19  At December 31, 19  At December 31, 19
By No.  By Dollar   By No.  By Dollar   By No.   By Dollar
of      Amount of   of      Amount of   of       Amount of
Loans   Loans       Loans   Loans       Loans    Loans
            (Dollar Amounts in Thousands)

Total Reduced Loan Documentation
    Loan Portfolio. . . . . . .
Period of Delinquency
             31 to 59 days. . .
             60 to 89 days. . .
             90 days or more (1)
Foreclosures Pending. . . . . .

Total Delinquent Loans. . . . .

Percent of Reduced Loan Documentation
    Loan Portfolio


(1)  Does not include foreclosures pending.


          The following tables set forth certain information concerning foreclosed mortgage loans and loan loss experience of Residential Funding as of December 31, 19__, December 31, 19__ and December 31, 19__ with respect to the mortgage loans referred to above.
For purposes of the following tables, Average Portfolio Balance for the period indicated is based on end of month balances divided by the number of months in the period indicated, the Foreclosed Loans Ratio is equal to the aggregate principal balance of Foreclosed Loans divided by the Total Loan Portfolio at the end of the indicated period, and the Gross Loss Ratios and Net Loss Ratios are computed by dividing the Gross Loss or Net Loss respectively during the period indicated by the Average Portfolio Balance during such period.

        Total Loan Portfolio Foreclosure Experience



    At or for        At or for        At or for
    the year ended   the year ended   the year ended

    At or for        At or for        At or for
    the year ended   the year ended   the year ended
    December 31,     December 31,     December 31,
       19               19               19

            (Dollar Amounts in Thousands)

Total Loan Portfolio
Average Portfolio Balance
d Loan Documentation Loan Portfolio Foreclosure Experience





      At or for        At or for        At or for
      the year ended   the year ended   the year ended
      December 31,     December 31,     December 31,
          19               19               19

                (Dollar Amounts in Thousands)
Total Reduced Loan Documentation
    Loan Portfolio. . . . . . .
Average Portfolio Balance . . .
Foreclosed Loans (1). . . . . .
Liquidated Foreclosed Loans (2)
Foreclosed Loans Ratio. . . . .
Gross Loss (3). . . . . . . . .
Gross Loss Ratio. . . . . . . .
Covered Loss (4). . . . . . . .
Net Loss (5). . . . . . . . . .
Net Loss Ratio. . . . . . . . .
Excess Recovery (6) . . . . . .


(1) For purposes of these tables, Foreclosed Loans includes the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Residential Funding, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure and which have not been finally liquidated.

(2) Liquidated Foreclosed Loans is the sum of the principal balances of the foreclosed loans liquidated during the period indicated.

(3) Gross Loss for any Mortgage Loan is equal to the difference between (a) the principal balance plus accrued interest and all Liquidation Expenses related to such Mortgage Loan and (b) all amounts received in connection with the liquidation of the related Mortgaged Property, excluding amounts received from mortgage pool or special hazard insurance or other forms of credit enhancement, as described in footnote (4)
    below.   Net gains from the liquidation of mortgage loans
      are identified in footnote (6) below.

(4) Covered Loss is equal to the aggregate of all proceeds received in connection with foreclosed Mortgage Loans from mortgage pool insurance, special hazard insurance (but not including primary mortgage insurance, hazard insurance or other insurance available for specific mortgaged properties) or other insurance as well as all proceeds received from or losses borne by other credit enhancement, including subordinate certificates.
(5) Net Loss is determined by subtracting Covered Losses from
             Gross Losses. As in the case in footnote (3) above, Net
             Loss indicated here may reflect Excess Recovery (see footnote (6) below). Net Loss includes losses on mortgage loan pools which do not have the benefit of credit enhancement.

(6) Excess Recovery is calculated only with respect to defaulted Mortgage Loans as to which the liquidation of the related Mortgaged Property resulted in recoveries
             in
             excess of the principal balance plus accrued interest thereon and all liquidation expenses related to such
             Mortgage Loan.  Excess Recoveries are not applied   to
             reinstate any credit enhancement, and generally are not allocated to holders of Certificates.

      There can be no assurance that the delinquency and foreclosure experience set forth above will be representative of the results that may be experienced with respect to the Mortgage Loans.

Servicing and Other Compensation and Payment of Expenses

      The Servicing Fees for each Mortgage Loan are payable out of the interest payments on such Mortgage Loan. The Servicing Fees in respect of each Mortgage Loan will be at least ___% and not more than _____% per annum of the outstanding principal balance of each Mortgage Loan. The Servicing Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities, and
(b) subservicing and other related compensation payable to the Subservicer (including such compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no Subservicer). The primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be ____% per annum of the outstanding principal balance of each Mortgage Loan. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to ____% per annum of the outstanding principal balance of each Mortgage Loan serviced by it. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement.
See "Description of the Certificates--Servicing and Other Compensation and Payment of Expenses; Spread" in the Prospectus for information regarding other possible compensation to the Master Servicer and Subservicers and for information regarding expenses payable by the Master Servicer.

Voting Rights

      Certain actions specified in the Prospectus that may be taken by holders of Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of the Voting Rights. __% of all Voting Rights will be allocated among all holders of the Certificates (other than the Fixed Strip Certificates, Variable Strip Certificates and Residual Certificates) in proportion to their then outstanding Certificate Principal Balances, and _%, _%, _% and _% of all Voting Rights will be allocated among holders of the Fixed Strip Certificates, Variable Strip Certificates, Class R-I Certificates and Class R-II Certificates, respectively, in proportion to the percentage interests evidenced by their respective Certificates.

Termination

      The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Senior Certificates are described in "Description of the Certificates--Termination; Retirement of Certificates" in the
Prospectus.   The Master Servicer or the Company will have
the option on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date either (i) to purchase all remaining Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Senior Certificates or (ii) purchase in whole, but not in part, the Certificates other than the Residual Certificates. Any such purchase of Mortgage Loans and other assets of the Trust Fund shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each Mortgage Loan (or, the fair market value of the related underlying Mortgaged Properties with respect to defaulted Mortgage Loans as to which title to such underlying Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal) as of the Distribution Date on which the purchase proceeds are to be distributed plus (b) accrued interest thereon at the Net
Mortgage Rate to, but not including, the first day of the month of repurchase.

      Upon presentation and surrender of the Senior Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Senior Certificates will receive an amount equal to the Certificate Principal Balance of such class plus one month's interest thereon (or with respect to the Variable Strip Certificates, one month's interest on the Notional Amount) at the applicable
Pass-Through Rate plus any previously unpaid Accrued
Certificate Interest.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Upon the issuance of the Offered Certificates, ______________________, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

   For federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the Trust Fund and the Offered Certificates (other than the Residual Certificates) and Class B Certificates will represent ownership of "regular interests" in the Trust Fund and will generally be treated as representing ownership of debt instruments of the Trust Fund. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

      The Certificates will not be treated as having been issued with original issue discount for federal income tax reporting purposes. The Certificates will, be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% SPA. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences --REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

    The OID Regulations suggest that original issue discount with respect to securities such as the Stripped Interests Certificates that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which are required under the Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to the uncertificated regular interests represented by the Stripped Interests Certificates will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated above, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations.

      If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Stripped Interests Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Stripped Interests Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.

    Although they are unclear on the issue, in certain circumstances the OID Regulations appear to permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Master Servicer in preparing reports to the Certificateholders and the IRS.

    Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium.
See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

    The Offered Certificates will be treated as  "qualifying
real property  loans" under Section   593(d) of the Code ,
assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under
Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the Master Servicer or the Company to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered
Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement--Termination" herein and "Certain Federal Income Tax Consequences{156}--REMICs-- Characterization of Investments in REMIC Certificates" in the Prospectus.

      For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

      Special Tax Considerations Applicable to Residual
Certificates

      The IRS has issued regulations under the provisions of the Code related to REMICs (the "REMIC Regulations") that significantly affect holders of Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Residual Certificates. In addition, the REMIC Regulations contain restrictions that apply to: (i) thrift institutions holding residual interests lacking "significant value" and
(ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Residual Certificates may not be transferred to non-United States persons.

      The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC Regulations, the Residual Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Residual Certificates, which will be in an amount equal to all or virtually all of the taxable income includible by holders of the Residual Certificates. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" in the Prospectus.

      The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, unless "no significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Residual Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Residual Certificates. All transfers of the Residual Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus.

      The Residual Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the Trust Fund's term that significantly exceeds the amount of cash distributions received by such Class Residual Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Funds' term as a result of their ownership of the Residual Certificates.
In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Residual Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Residual Certificateholders' after-tax rate of return to be zero or negative even if the Residual Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Residual Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on such Residual Certificates over their life.

      Residential Funding will be designated as the "tax matters person" with respect to the Trust Fund as defined in the REMIC Provisions (as defined in the Prospectus), and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.

      Purchasers of the Residual Certificates are strongly advised to consult their own tax advisors as to the economic and tax consequences of investment in such Residual Certificates.

      For further information regarding the federal income tax consequences of investing in the Residual Certificates, see "Certain Yield and Prepayment Considerations--Additional Yield Considerations Applicable Solely to the Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.


METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in the Underwriting Agreement dated __________, 19__, the Underwriter has agreed to purchase and the Company has agreed to sell to the Underwriter each class of Senior Certificates.

      The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Senior Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

      The distribution of the Senior Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Senior Certificates, before deducting expenses payable by the Company, will be _________% of the aggregate Certificate Principal Balance of the Senior Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling the Senior Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Senior Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Senior Certificates may be deemed to be underwriters and any profit on the resale of the Senior Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

      The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

      There can be no assurance that a secondary market for the Senior Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Senior Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates - Reports to Certificateholders," which will include information as to the outstanding principal balance of the Senior Certificates and the status of the applicable form of credit enhancement.
There can be no assurance that any additional information regarding the Senior Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Senior Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Senior Certificates may adversely affect the liquidity of the Senior Certificates, even if a secondary market for the Senior Certificates becomes available.

LEGAL OPINIONS

      Certain legal matters relating to the Certificates will be passed upon for the Company by _________________________________, ________ and for the
Underwriter by _______________________________.


RATINGS

      It is a condition to the issuance of the Senior Certificates that they be rated not lower than "___" by _________________
___________ ("_________________") and "___" by
_________________ _______ ("_______").

      The ratings of _______ on mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of all distributions on the underlying mortgage loans to which they are entitled. _______ ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments might differ from that originally anticipated. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.

      _________________ ratings on mortgage pass-through certificates also address the likelihood of the receipt by Certificateholders of payments required under the Pooling and Servicing Agreement. _________________ ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. _________________ rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" herein.

      The Company has not requested a rating on the Senior Certificates by any rating agency other than _______ and ________ ________. However, there can be no assurance as to whether any other rating agency will rate the Senior Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Senior Certificates by _______ and
_________________.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. The rating of the Fixed Strip Certificates or Variable Strip Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investment. In the event that the rating initially assigned to the Senior Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Senior Certificates.


      No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.




TABLE OF CONTENTS
                                        Page
     Prospectus Supplement
Summary                                 S-
Description of the Mortgage Pool        S-
Description of the Certificates         S-
Certain Yield and Prepayment
       Considerations                   S-
Pooling and Servicing Agreement         S-
Certain Federal Income Tax
       Consequences                     S-
Method of Distribution                  S-
Legal Opinions                          S-
Ratings                                 S-
Legal Investment                        S-
ERISA Considerations                    S-
       Prospectus
Summary of Prospectus
Special Considerations

The Mortgage Pools
Description of the Certificates

Subordination

Description of Credit Enhancement

Primary Mortgage Insurance, Hazard
       Insurance; Claims Thereunder

The Company

Residential Funding Corporation

The Pooling and Servicing Agreement

Yield Considerations

Maturity and Prepayment
       Considerations

Certain Legal Aspects of Mortgage
       Loans and Related Matters
Certain Federal Income Tax
       Consequences
State and Other Tax Consequences
ERISA Considerations
Legal Investment Matters
Use of Proceeds
Methods of Distribution
Legal Matters
Financial Information
Additional Information
Index of Principal Definitions


Residential
Funding Mortgage
Securities I, Inc.
Mortgage
Securities I, Inc.

$_________________

Mortgage Pass-Through
    Certificates

   Series 199_-S__

$      ___%                   Class A-1 Certificates
$      ___%                   Class A-2 Certificates
$      ___%                   Class A-3 Certificates
$      ___%                   Class A-4 Certificates
$      ___%                   Class A-5 Certificates
$      ___%                   Class A-6 Certificates
$      Variable Rate          Class A-7 Certificates


                 PROSPECTUS SUPPLEMENT

                   ________, 19--


VERSION 2

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS SUPPLEMENT DATED     May 16,
1996

PROSPECTUS SUPPLEMENT
(To Prospectus dated ______________, 19__)

$_______________ (APPROXIMATE)

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Company

RESIDENTIAL FUNDING CORPORATION
Master Servicer

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 19__-__
WEIGHTED AVERAGE ADJUSTABLE PASS-THROUGH RATE

The Series 19__-__  Mortgage Pass-Through Certificates
(the "Certificates") will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of conventional adjustable rate one- to four-family first mortgage loans (the
"Mortgage Loans"), exclusive of the Spread (as defined herein), to be deposited by Residential Funding Mortgage
Securities I, Inc. (the "Company") into the Trust Fund for the benefit of the Certificateholders. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool."

A limited amount of losses on the Mortgage Loans will initially be covered by an irrevocable letter of credit
(the "Letter of Credit") to be issued by ________________
(the "Letter of Credit Bank"). The maximum amount available to be drawn under the Letter of Credit will initially be equal to approximately _____% of the aggregate principal balance of the Mortgage Loans as of _______________, 19__ (the "Cut-off Date").

The interest rates on the Mortgage Loans (each, a "Mortgage Rate") will change semi-annually based on the Index (as defined herein) and the respective Note Margins described herein, subject to certain periodic and lifetime limitations as described more fully herein.

          INFORMATION CONTAINED HEREIN IS SUBJECT TO
COMPLETION OR AMENDMENT.  A REGISTRATION STATEMENT
RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.  THESE SECURITIES MAY
NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO
THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT
RELATES SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY
SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH
OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO
REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS
OF ANY SUCH STATE.

Distributions on the Certificates will be made on the 25th day of each month or, if such day is not a business day, then on the next succeeding business day commencing on ____________, 19__ (each, a "Distribution Date"). As more fully described herein, interest distributions on the Certificates will be based on the principal balance of the Mortgage Loans and the then applicable Weighted
Average Adjustable Pass-Through Rate, which will equal the weighted average of the Mortgage Rates on the Mortgage Loans, net of the related servicing and subservicing fees and Spread (as to each Mortgage Loan, the "Net Mortgage Rate"), for the month preceding such Distribution Date, as described more fully herein. The initial Weighted Average Adjustable Pass-Through Rate for the Certificates will be _______% per annum. The
Weighted Average Adjustable Pass-Through Rate on the
Certificates may increase or decrease from month to month. Distributions in respect of principal of the Certificates will be made as described herein under "Description of the Certificates--Distributions."

Certain Mortgage Loans provide that, at the option of the related Mortgagors, the adjustable rate on such Mortgage
Loans may be converted to a fixed rate (the "Convertible
Mortgage Loans"), provided that certain conditions have been satisfied. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable rate to a fixed rate and prior to the conversion of any such Mortgage Loan (a "Converting Mortgage Loan"), the related Subservicer will be obligated to purchase the Converting Mortgage Loan at a net price of par plus accrued interest thereon (the "Conversion Price"). In the event of a failure by a Subservicer to purchase a Converting Mortgage Loan, the Master Servicer shall use its best efforts to purchase any Converted Mortgage Loan
(as defined herein) from the Mortgage Pool at the Conversion Price during the one month period following the date of conversion to a Converted Mortgage Loan. In the event that neither the related Subservicer nor the Master Servicer purchases a Converting or Converted
Mortgage Loan, the Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans. See
"Certain Yield and Prepayment Considerations" herein.
Except as set forth herein, Residential Funding
Corporation's only obligations with respect to the Certificates are its contractual obligations as Master
Servicer under the terms of the Pooling and Servicing
Agreement (as defined herein).

The yield to maturity on the Certificates will depend on the rate of payment of principal (including prepayments, defaults, liquidations and purchases of Converting
Mortgage Loans and Converted Mortgage Loans) on the
Mortgage Loans. The Mortgage Loans may be prepaid in full or in part at any time without penalty. The yield to investors on the Certificates will be adversely affected by any shortfalls in interest collected on the Mortgage Loans due to prepayments, liquidations or otherwise. See "Certain Yield and Prepayment
Considerations" herein and "Yield Considerations" in the Prospectus.

There is currently no secondary market for the Certificates. _______________________________ (the
"Underwriter") intends to make a secondary market in the Certificates but is not obligated to do so. There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. The Certificates will not be listed on any securities exchange.

It is a condition of the issuance of the Certificates
that they be rated "____" by
_____________________________.

No election will be made to treat the Trust Fund underlying the Certificates as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes.



PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE
SOURCE OF PAYMENTS ON THE CERTIFICATES.  THE CERTIFICATES
DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
COMPANY, THE MASTER SERVICER, GMAC MORTGAGE CORPORATION
OR ANY OF THEIR AFFILIATES.  NEITHER THE CERTIFICATES NOR
THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED
BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE
COMPANY, THE MASTER SERVICER, GMAC MORTGAGE CORPORATION
OR ANY OF THEIR AFFILIATES.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR
THE PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

The Certificates will be purchased from the Company by the Underwriter and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Certificates will be equal to _________% of the initial aggregate principal balance of the Certificates, plus accrued interest thereon from __________ 1, 19__ (the "Cut-off Date"), net of any expenses payable by the Company. The Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Certificates will be made on or about ____________, 19____ at the office of _______________________, ______________________________,
______________________ against payment therefor in immediately available funds.

The date of this Prospectus Supplement is _____________, 19__.





          THE CERTIFICATES OFFERED BY THIS PROSPECTUS
SUPPLEMENT CONSTITUTE A SEPARATE SERIES OF CERTIFICATES
BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS
DATED _____________, 19__, OF WHICH THIS PROSPECTUS
SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS
PROSPECTUS SUPPLEMENT.  THE PROSPECTUS CONTAINS IMPORTANT
INFORMATION REGARDING THIS OFFERING WHICH IS NOT
CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO
READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN
FULL.  SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED
UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS
SUPPLEMENT AND THE PROSPECTUS.

     UNTIL _____________, 19__, ALL DEALERS EFFECTING
TRANSACTIONS IN THE CERTIFICATES, WHETHER OR NOT
PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO
DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO
WHICH IT RELATES.  THIS DELIVERY REQUIREMENT IS IN
ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A
PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS
OR SUBSCRIPTIONS.

                       SUMMARY

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus.

Title of Securities..............

Mortgage Pass-Through Certificates,
Weighted Average Adjustable
Pass-Through Rate, Series 19__-__.
Company..........................

Residential Funding Mortgage
Securities I, Inc. (the "Company"),
an affiliate of Residential Funding
Corporation, and an indirect
wholly-owned subsidiary of GMAC
Mortgage Corporation ("GMAC
Mortgage"). See "The Company" in the
Prospectus.

Master Servicer..................
Residential Funding Corporation (the
"Master Servicer" or "Residential
Funding"), an affiliate of the
Company and an indirect wholly-owned
subsidiary of GMAC Mortgage.  See
"Pooling and Servicing
Agreement--The Master Servicer"
herein and "Residential Funding
Corporation" in the Prospectus.

Trustee..........................

  ______________________, a national
banking association (the "Trustee").

Cut-off Date.....................

        ___________, 19__.

Delivery Date....................

On or about __________, 19__.

The Mortgage Pool................

The Mortgage Pool will consist of
adjustable rate, fully-amortizing
mortgage loans (the "Mortgage
Loans"), exclusive of the Spread (as
defined herein).  The aggregate
principal balance of the Mortgage
Loans as of the Cut-off Date will be
approximately $______________.
The Mortgage Loans are secured by
first liens on one- to four-family
residential real properties (each, a
"Mortgaged Property").  The Mortgage
Loans have terms to maturity of __
years from the date of origination
and a weighted average remaining
term to stated maturity of
approximately ____ years and __
months as of the Cut-off Date. The
Mortgage Rate on each Mortgage Loan
will adjust semi-annually on its
Adjustment Date (as defined herein),
with corresponding adjustments in
the amount of monthly payments, to
equal the sum (rounded as described
herein) of the Index described below
and a fixed percentage set forth in
the related Mortgage Note (the "Note
Margin").  However, (i) on any
Adjustment Date such Mortgage Rate
may not increase or decrease by more
than 1% (the "Periodic Rate Cap"),
and (ii) over the life of such
Mortgage Loan, such Mortgage Rate
may not exceed the related maximum
Mortgage Rate (such maximum Mortgage
Rate is equal to the Mortgage Rate
at origination plus a lifetime rate
cap (the "Lifetime Rate Cap"));
which maximum Mortgage Rates will
range from ______% to ______% and
(iii) with respect to approximately
 ____% of the Mortgage Loans, by
aggregate principal balance as of
the Cut-off Date, over the life of
such Mortgage Loan, such Mortgage
Rate may not be lower than the
minimum Mortgage Rate.  The
difference between the Mortgage Rate
on each Mortgage Loan at origination
and the minimum Mortgage Rate on
 such Mortgage Loan will equal the
lifetime rate floor (the "Lifetime
Rate Floor"). The minimum Mortgage
Rates will range from _____% to
 ______%.

Accordingly, changes in the Weighted
Average Adjustable Pass-Through Rate
will not necessarily correspond to
changes in the Index or other
prevailing interest rates.
Additionally, the initial Mortgage
Rates in effect on the Mortgage
Loans will likely be lower than the
sum of the Index and related Note
Margin that would have been
applicable at origination.  Because
the maximum Mortgage Rate on any
Mortgage Loan is determined by
adding the Lifetime Rate Cap to the
Mortgage Rate at origination, the
maximum rate on a Mortgage Loan will
likely be less than the sum of the
Index and the Note Margin that would
have been applicable at origination
plus the Lifetime Rate Cap.  No
Mortgage Loan provides for payment
caps on any Adjustment Date which
would result in deferred interest or
negative amortization.  The Mortgage
Loans will bear interest at Mortgage
Rates of at least _____% per annum
but not more than ______% per annum,
as of the Cut-off Date. For a
further description of the Mortgage
Loans, see "Description of the
Mortgage Pool" herein.

The Index......................

As of any Adjustment Date with
respect to any Mortgage Loan, the
Index applicable to the
determination of the related
Mortgage Rate will be a rate equal
to the monthly weighted average cost
of funds for members of the Federal
Home Loan Bank of San Francisco as
most recently available 45 days
prior to the Adjustment Date (the
"Cost of Funds Index" or "Index").

Conversion of Mortgage Loans...

Approximately _____% of the Mortgage
Loans, by aggregate principal
balance as of the Cut-off Date, are
Convertible Mortgage Loans.  Upon
notification from a Mortgagor of
such Mortgagor's intent to convert
from an adjustable rate to a fixed
rate and prior to the conversion
thereof, the related Subservicer
will be obligated to purchase the
Converting Mortgage Loan at a net
price of par plus accrued interest
thereon (the "Conversion Price"). In
the event of a failure by a
Subservicer to purchase a Converting
Mortgage Loan, the Master Servicer
shall use its best efforts to
purchase any Converted Mortgage Loan
(as defined herein) from the
Mortgage Pool at the Conversion
Price during the one-month period
following the date of conversion to
a Converted Mortgage Loan.  In the
event that neither the related
Subservicer nor the Master Servicer
purchases a Converting or Converted
Mortgage Loan, the Mortgage Pool
will thereafter include both fixed-
rate and adjustable-rate Mortgage
Loans.  See "Certain Yield and
Prepayment Considerations" herein.

The Certificates...............

The Certificates evidence the entire
beneficial ownership interest in a
trust fund (the "Trust Fund")
consisting primarily of the Mortgage
Pool, exclusive of the Spread. The
Certificates will be issued pursuant
to a Pooling and Servicing
Agreement, to be dated as of the
Cut-off Date, among the Company, the
Master Servicer, and the Trustee
(the "Pooling and Servicing
Agreement").

Weighted Average Adjustable Pass-
Through Rate on
the Certificates .............

The Weighted Average Adjustable
Pass-Through Rate applicable to the
Certificates in respect of each
Distribution Date will equal the
weighted average of the Net Mortgage
Rates on the outstanding Mortgage
Loans for the month preceding such
Distribution Date.  The initial
weighted Average Adjustable
Pass-Through Rate will be ______%
per annum.  The Net Mortgage Rate on
each Mortgage Loan is equal to the
Mortgage Rate thereon minus the rate
per annum at which the related
master and primary servicing fees
accrue (the "Servicing Fee Rate")
and the per annum rate at which the
Spread referred to below under
"Pooling and Servicing
Agreement--Servicing and Other
Compensation and Payment of
Expenses; Spread" accrues.

Denominations..................

The Certificates will be offered in
registered form, in minimum
denominations of $_________ and
integral multiples of $________ in
excess thereof with one Certificate
evidencing the authorized minimum
denomination plus the remainder of
the aggregate initial principal
balance of all of the Certificates.

Interest Distributions.........

Holders of the Certificates will be
entitled to receive distributions
allocable to interest in proportion
to their respective Percentage
Interests (as defined herein) on
each Distribution Date, to the
extent of available funds, in an
aggregate amount equal to one
month's interest, at the then
applicable Weighted Average
Adjustable Pass-Through Rate, on the
principal balance of the
Certificates outstanding as of the
close of business on the immediately
preceding Distribution Date, subject
to reduction in the event of any
full and partial prepayments or any
interest shortfalls not covered by
the Letter of Credit (as defined
herein) as well as certain losses
and delinquencies on the Mortgage
Loans as described herein. See
"Description of the

Certificates--Distributions" herein
and in the Prospectus.

Principal Distributions........

Principal payments (including
prepayments) received on the
Mortgage Loans will be passed
through on each Distribution Date to
holders of the Certificates in
proportion to their respective
Percentage Interests.  See
"Description of the Certificates--
Distributions" herein and in the
Prospectus.

Advances.......................

The Master Servicer is required to
make advances ("Advances") to
holders of the Certificates in
respect of delinquent payments of
principal and interest on the
Mortgage Loans, subject to the
limitations described herein. See
"Description of the
Certificates--Advances" herein and
in the Prospectus.

Credit Enhancement.............

Neither the Certificates nor the
Mortgage Loans are insured or
guaranteed by any governmental
agency or instrumentality or by the
Company, the Master Servicer, GMAC
Mortgage or any affiliate thereof.
However, a limited amount of losses
on the Mortgage Loans will be
covered initially by an irrevocable
letter of credit (the "Letter of
Credit") to be issued by
________________ (the "Letter of
Credit Bank") in favor of the
Trustee for the benefit of the
holders of the Certificates.  The
maximum amount available under the
Letter of Credit to cover losses
with respect to the Mortgage Loans
will initially equal $_________ (the
initial "Available Amount") which is
equal to approximately _____% of the
aggregate principal balance of the
Mortgage Loans as of the Cut-off
Date. The Available Amount is
subject to periodic reduction as
described herein.

The Letter of Credit will cover
losses on the Mortgage Loans from
Defaulted Mortgage Losses, Special
Hazard Losses, Fraud Losses and
Bankruptcy Losses (each as defined
in the Prospectus).  Amounts that
may be drawn under the Letter of
Credit to cover Special Hazard
Losses, Fraud Losses and Bankruptcy
losses are initially limited to
$___________, $___________ and
$______________, respectively.  All
 of the foregoing amounts are subject
to periodic reduction as described
herein.  Any draws under the Letter
of Credit, including draws for
Special Hazard Losses, Fraud Losses
and Bankruptcy Losses, will reduce
the Available Amount.  The Letter of
credit will expire on
 ______________, 19__, unless earlier
terminated or extended in accordance
with its terms or replaced in a
manner as herein described.
In the event losses on Mortgage
Loans occur which are not covered by
the Letter of Credit or any
replacement credit enhancement, such
losses will be borne by the
Certificateholders.  See
"Description of Credit Enhancement"
herein.

Optional Termination...........

At its option, on any Distribution
Date when the principal balance of
the Mortgage Loans is less than 10%
of the aggregate principal balance
of the Mortgage Loans as of the
Cut-off Date, the Master Servicer or
the Company may (i) purchase from
the Trust Fund all remaining
Mortgage Loans and other assets
thereof and thereby effect early
retirement of the Certificates or
(ii) purchase in whole, but not in
part, the Certificates other than
the Residual Certificates.  See
"Pooling and Servicing
Agreement--Termination" herein and
"The Pooling and Servicing
Agreement--Termination" in the
Prospectus.

Special
  Prepayment
  Considerations..............

The rate of principal payments on
the Certificates collectively will
depend on the rate and timing of
principal payments (including
prepayments, defaults and
liquidations) on the Mortgage Loans.
As is the case with mortgage-backed
Securities generally, the
Certificates are subject to
 substantial inherent cash-flow
uncertainties because the Mortgage
Loans may be prepaid at any time.
Generally, when prevailing interest
rates are increasing, prepayment
rates on mortgage loans tend to
decrease, resulting in a reduced
return of principal to investors at
a time when reinvestment at such
higher prevailing rates would be
desirable.  Conversely, when
prevailing interest rates are
declining, prepayment rates on
mortgage loans tend to increase,
resulting in a greater return of
principal to investors at a time
when reinvestment at comparable
yields may not be possible.

   See "Description of the Certificates
   - Distributions" and "Certain Yield
   and Prepayment Considerations"
   herein, and "Maturity and Prepayment
   Considerations" in the Prospectus.

Special Yield
  Considerations..............

The yield to maturity on the
Certificates will depend on the rate
and timing of principal payments
(including prepayments, defaults,
liquidations [and purchases of
Mortgage Loans converting to a fixed
rate]) on the Mortgage Loans, as
well as other factors such as
changes in the Index, provisions of
the Mortgage Loans limiting changes
in the Mortgage Rates and the
purchase price for such
Certificates, as described herein.
The Weighted Average Adjustable
Pass-Through Rate will be reduced to
the extent that prepayments,
liquidations and purchases occur at
a faster rate for Mortgage Loans
having higher Net Mortgage Rates
than for Mortgage Loans having lower
Net Mortgage Rates.  The yield to
investors on the Certificates will
be adversely affected by any
allocation thereto of prepayment
interest shortfalls on the Mortgage
Loans, which are expected to result
 from the distribution of interest
only to the date of prepayment
 (rather than a full month's
interest) in connection with
 prepayments in full, and the lack of
any distribution of interest on the
amount of any partial prepayments.

 See "Certain Yield and Prepayment
 Considerations" herein, and "Yield
 Considerations" in the Prospectus.

Certain Federal Income Tax
  Consequences..................

No election will be made to treat
the Trust Fund as a real estate
mortgage investment conduit for
federal income tax purposes.
  ___________________ _____________
will deliver its opinion to the
effect that the Trust Fund will be
classified as a grantor trust under
the Internal Revenue Code of 1986
(the "Code"), and not as a
partnership or an association
taxable as a corporation.  For
federal income tax purposes, the
Certificateholders will be treated
as owners of stripped bonds, see
"Certain Federal Income Tax
Consequences-- Grantor Trust
Fractional Interest Certificates" in
the Prospectus.  The
Certificateholders will therefore be
required to include their yield with
respect to the Mortgage Loans in
gross income as it accrues, based on
a constant yield method in
accordance with the original issue
discount rules, which may be in
advance of the receipt of cash
attributable to such income. In the
absence of statutory or
administrative clarification, it is
intended to base information returns
or reports to Certificateholders and
the Internal Revenue Service on the
use of a prepayment assumption of
__% CPR (as defined herein) and a
representative initial offering
price for the Certificates in
computing such constant yield.
However, no representation is made
that the Mortgage Loans will prepay
at that rate or at any other rate.
Certificateholders should consult
their tax advisors as to the proper
treatment of original issue discount
on the Mortgage Loans and the
application of the stripped bond
rules.  For further information
regarding the federal income tax
consequences of investing in the
Certificates, see "Certain Federal
Income Tax Consequences" herein and
in the Prospectus.

ERISA Considerations...........

A fiduciary of any employee benefit
plan or other retirement arrangement
subject to the Employee Retirement
Income Security Act of 1974, as
amended ("ERISA"), or the Code
should review carefully with its
legal advisors whether the purchase
or holding of Certificates could
give rise to a transaction
prohibited or not otherwise
permissible under ERISA or the Code.
 See "ERISA Considerations" in the
Prospectus.

Rating.........................

It is a condition of the issuance of
the Certificates that they be rated
 at least "___" by

__________________________________
                                         __________________.
_________
RATING OF THE CERTIFICATES WILL NOT
REPRESENT ANY ASSESSMENT OF THE
RELATED SUBSERVICER'S ABILITY TO
PURCHASE CONVERTING MORTGAGE LOANS,
OR THE REMARKETING AGENT'S ABILITY
TO ARRANGE FOR THE PURCHASE OF
CONVERTED MORTGAGE LOANS.  In the
event that neither the related
Subservicer nor the Master Servicer
purchases a Converting or Converted
Mortgage Loan, investors in the
Certificates might suffer a lower
than anticipated yield.  A security
rating is not a recommendation to
buy, sell or hold securities and may
be subject to revision or withdrawal
at any time by the assigning rating
organization.  A security rating
does not address the frequency of
prepayments of Mortgage Loans, or
the corresponding effect on yield to
investors.  See "Certain Yield and
Prepayment Considerations" and
"Rating" herein and "Yield
Considerations" in the Prospectus.

Legal Investment...............

The Certificates will constitute
"mortgage related securities" for
purposes of the Secondary Mortgage
Market Enhancement Act of 1984
("SMMEA") so long as they are rated
in at least the second highest
rating category by a Rating Agency,
and, as such, are legal investments
for certain entities to the extent
provided in SMMEA.  SMMEA provides
that states may override its
provisions on legal investment and
restrict or condition investment in
mortgage related securities, by
taking statutory action prior to
October 3, 1991.  Certain states
have enacted, and other states may
enact, legislation which overrides
the preemption provisions of SMMEA.

                See "Legal Investment
                Matters" in
                the Prospectus and
                "Rating" herein.





         DESCRIPTION OF THE MORTGAGE POOL

General

          The Mortgage Pool will consist of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after deducting payments of principal due on such date, of approximately $___________. The
Mortgage Pool will consist of fully-amortizing Mortgage
Loans with adjustable interest rates which have terms to maturity of 30 years from the date of origination. All of the Mortgage Loans were purchased by the Company through its affiliate Residential Funding from Unaffiliated Sellers as more fully described herein and in the Prospectus. Approximately ____% and ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, were being subserviced by _____________________________. and _____________
___________________ (which is an affiliate of the Company), respectively.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Company shall assign the representations and warranties made by the related Sellers of the Mortgage Loans to the Trustee for the benefit of the Certificateholders and will also make certain limited representations and warranties regarding the Mortgage
Loans as of the date of issuance of the Certificates. However, to the best of the Company's knowledge, approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, were sold to Residential Funding by ____ Unaffiliated Sellers that are currently institutions which are either directly or indirectly under the control of the Resolution Trust Corporation or in receivership or conservatorship. To the extent that such institutions (or any other Sellers of the Mortgage Loans) are not able to repurchase a Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan, neither the Company nor Residential
Funding will be required to repurchase such Mortgage Loan unless such breach also constitutes a breach of one of the Company's or Residential Funding's representations and warranties with respect to such Mortgage Loan. In addition, neither the Company nor Residential Funding will be required to repurchase any Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan if the substance of any such breach also constitutes fraud in the origination of such affected Mortgage Loan. A limited amount of losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans will be covered by the Letter of Credit as described herein under "Description of Credit Enhancement."

          The Mortgage Rate on each Mortgage Loan will adjust semi-annually on a date specified in the related Mortgage Note (the "Adjustment Date"). For approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, the first Adjustment Date occurred prior to the Cut-off Date.

          On each Adjustment Date, the Mortgage Rate on a
Mortgage Loan will be adjusted to equal the sum (rounded to either the nearest or next highest multiple of _____%) of (a) a rate per annum equal to the monthly weighted average cost of funds for members of the Federal Home
Loan Bank of San Francisco (the "FHLB of San Francisco") as published by the FHLB of San Francisco (the "Cost of Funds Index" or "Index") and as most recently available as of the day 45 days prior to such Adjustment Date or, in the event that such Index is no longer available, an index selected by the Master Servicer and reasonably acceptable to the Trustee that is based on comparable information, and (b) the related Note Margin, subject to the following limitations. The Mortgage Rate on the Mortgage Loan on any Adjustment Date may not increase or decrease by more than the Periodic Rate Cap applicable to such Mortgage Loan and, over the life of such Mortgage
Loan, generally may not exceed the Mortgage Rate at origination plus the Lifetime Rate Cap, or be less than the Mortgage Rate at origination minus any Lifetime Rate
Floor, applicable to such Mortgage Loan.  No Mortgage
Loan provides for payment caps on any Adjustment Date which would result in deferred interest or negative amortization. Effective with the first payment due date on a Mortgage Loan after an Adjustment Date therefor, the monthly principal and interest payment will be adjusted to an amount that will fully amortize the then outstanding principal balance of such Mortgage Loan at its stated maturity and pay interest at the adjusted
Mortgage Rate. Because the amortization schedule of each Mortgage Loan will be recalculated semi-annually, any partial prepayments thereof will not reduce the term to maturity of such Mortgage Loan. An increase in the Mortgage Rate on a Mortgage Loan will result in a larger monthly payment and in a larger percentage of such monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the Mortgage Rate on the Mortgage Loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

          The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks, the home offices of which are located in Arizona, California and Nevada, that are member institutions of the FHLB of San Francisco, as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on or near the last working day of the month following the month in which the cost of funds was incurred. The Index is available through a variety of sources, including, without limitation, Telerate, The Wall Street Journal and
USA Today.

          Listed below are the historical values of the Cost of Funds Index since 1988. Such values may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future values of the Index. No assurance can be given as to the Index value to be applied on any future Adjustment Date.

                     COST OF FUNDS INDEX

Month            1988   1989   1990    1991   1992    1993
January.................
February................
March...................
April...................
May.....................
June....................
July....................
August..................
September...............
October.................
November................
December................

          The initial Mortgage Rate in effect on a Mortgage Loan generally will be lower than the sum of the Index that would have been applicable at origination and the Note Margin. Absent a decline in the Index subsequent to origination of a Mortgage Loan, the related Mortgage Rate will generally increase on the first Adjustment Date following origination of such Mortgage Loan. The repayment of such Mortgage Loans will be dependent on the ability of the Mortgagor to make larger Monthly Payments following adjustments of the Mortgage Rate. Moreover, because the maximum Mortgage Rate on any Mortgage Loan is determined by adding the Lifetime Rate Cap to the Mortgage Rate at origination, irrespective of the Index that would have been applicable at origination, the maximum Mortgage Rate on a Mortgage Loan will generally be less than the sum of the Index and the Note Margin that would have been applicable at origination plus the Lifetime Rate Cap. Mortgage Loans that have the same initial Mortgage Rate may not always bear interest at the same Mortgage Rate because the Mortgage Loans may have different Adjustment Dates (and the Mortgage Rate therefore may reflect different Index values), different Note Margins, different Lifetime Rate Caps and different Lifetime Rate Floors, if any.

          Approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are Convertible Mortgage Loans. The first month in which any of the Mortgage Loans could convert was _______, 19__ and the last month in which any of the Mortgage Loans may convert is ________ 1, 19__. Upon conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization at scheduled maturity. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable rate to a fixed rate and prior to the conversion thereof, the related Subservicer will be obligated to purchase the Converting Mortgage Loan at the Conversion Price. In the event of a failure by a Subservicer to purchase a Converting Mortgage Loan, the Master Servicer shall use its best efforts to purchase such Mortgage Loan following its conversion (a "Converted Mortgage Loan") at the Conversion Price during the one-month period following the date of conversion to a Converted Mortgage Loan.

          In the event that the related Subservicer fails to purchase a
Converting Mortgage Loan and the Master Servicer does not purchase a Converted Mortgage Loan, neither the Company, GMAC Mortgage or any of their affiliates nor any other entity is obligated to purchase or arrange for the purchase of any Converted Mortgage Loan. Any such Converted Mortgage Loan will remain in the Mortgage Pool as a fixed-rate Mortgage Loan and will result in the Mortgage Pool having both fixed rate and adjustable rate Mortgage Loans.
See "Certain Yield and Prepayment Considerations" herein.

          Following the purchase of any Converted Mortgage Loan as described above, the purchaser will be entitled to receive an assignment from the Trustee of such Mortgage Loan and the purchaser will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          The Principal Balance of any Mortgage Loan as of any time of determination is the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor at the close of business on the Cut-off Date, after deduction of all payments due on or before the Cut-off Date whether or not paid, reduced by all amounts distributed to Certificateholders with respect to such Mortgage Loan and reported to them as allocable to principal, including the principal components of any Advances (as described below under "Description of the Certificates--Advances").

       The Mortgage Loans will have approximately the following characteristics as of the Cut-off Date:

Number of Mortgage Loans.........................
Weighted Average Adjustable Pass-Through Rate(1).
Mortgage Rates:
          Weighted Average.............................
          Range........................................
Range of Net Mortgage Rates.......................
Note Margins:
          Weighted Average.............................
          Range........................................
Net Note Margin(2)................................
Maximum Mortgage Rates:
          Weighted Average.............................
          Range........................................
Maximum Net Mortgage Rates (3):
          Weighted Average.............................
          Range........................................
Weighted Average Months to Next
Adjustment Date after ____________, 19__ (4)......


(1) The Weighted Average Adjustable Pass-Through Rate is equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans.
(2) The Net Note Margin is the Note Margin on each Mortgage Loan minus the Servicing Fee Rate and the rate at which the Spread accrues.
(3) The difference between the maximum Net Mortgage Rate and the Net Mortgage Rate as of the Cut-off Date may be less than the Lifetime Rate Cap.
(4) The Weighted Average Months to the next Adjustment Date is equal to the weighted average of the number of months until the Adjustment Date next following _____________, 19__.

          The Mortgage Loans in the Mortgage Pool will have the following characteristics as of the Cut-off Date (expressed as a percentage of the aggregate principal balance of the Mortgage Loans having such characteristics relative to the aggregate principal balance of all Mortgage Loans in the Mortgage Pool):

        The Mortgage Loans will have had individual principal balances at origination of at least $__________ but not more than $__________.

       None of the Mortgage Loans in the Mortgage Pool will have been originated prior to _____________, 19__ or will have a scheduled maturity later than ____________, ____. No Mortgage Loan in the Mortgage Pool will have an unexpired term to stated maturity as of the Cut-off Date of less than __ years and __ months. The weighted average remaining term to stated maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date will be approximately ____ years and __ months. The weighted average Adjustment Date of the Mortgage Loans in the Mortgage Pool next following the Cut-off Date is
      ____________, 19__.

     Approximately _____% of such Mortgage Loans will have Loan-to-Value Ratios at origination exceeding 80% and Mortgage Loans will have Loan-to-Value Ratios exceeding 90%.
     The weighted average Loan-to-Value Ratio at origination, as of the Cut-off Date, is approximately _____%.

     At least _____% of such Mortgage Loans will be secured by fee simple interests in detached one- to four-family dwelling units with the remaining units being secured by fee simple interests in attached planned unit developments, condominiums or townhouses.

     Approximately _____% of the Mortgage Loans in the Mortgage Pool will be secured by Mortgaged Properties located in California.

     No more than _____% of the Mortgage Loans in the Mortgage
     Pool will be secured by Mortgaged Properties located in any one zip code area in California, and no more than ____% will be secured by Mortgaged Properties located in any one zip code area outside California.

     No more than _____% of the Mortgage Loans were equity refinance mortgage loans made to mortgagors who used less than the entire amount of the proceeds to refinance an existing mortgage loan. The weighted average Loan-to-Value Ratio at origination of such Mortgage Loans, as of the Cut-off Date, is approximately ______%. Approximately ____% of the Mortgage Loans were made to mortgagors who used the entire proceeds to refinance an existing Mortgage Loan.

      Approximately _____% of the Mortgage Loans in the Mortgage Pool will have been purchased from one Unaffiliated Seller, and each of five other Unaffiliated Sellers sold more than ____% but less than ____% of the Mortgage Loans to Residential Funding. Except as indicated in the preceding sentence, no Unaffiliated Seller sold more than ____% of the Mortgage Loans to Residential Funding.

      No Mortgage Loan provides for deferred interest or negative amortization.

      Approximately ____% of the Mortgage Loans in the Mortgage Pool will have been underwritten under a reduced loan documentation program as described in the Prospectus under "Mortgage Loan Program--Underwriting Standards; Loss and Delinquency Experience. "The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans in the Mortgage Pool which were underwritten under such reduced loan documentation program will be approximately ____% and no more than approximately ____% of such Mortgage Loans will be secured by Mortgaged Properties located in California. See "Pooling and Servicing Agreement--The Master Servicer"
        herein.

        No more than ____% of the Mortgage Loans will be secured by vacation or second homes. No more than ____% of the Mortgage Loans will be secured by one- to four-story condominium units. No Mortgage Loans will be secured by condominium units in buildings of five or more stories.

        None of the Mortgage Loans in the Mortgage Pool will be Buydown Mortgage Loans.



          The following table sets forth the number and aggregate principal balance as of the Cut-off Date of Mortgage Loans having their next Adjustment Dates in the month described therein. The table also indicates the approximate percentage of Mortgage Loans in the Mortgage Pool with an Adjustment Date in each such month.

                                   Aggregate
Month of           Number of       Principal    Percentage of
Adjustment Date    Mortgage Loans  Balance      Mortgage Pool




Total.........


The following table sets forth the number and average original principal balance of Mortgage Loans having original principal balances in the ranges described therein, as of the Cut-off Date. The table also indicates the approximate weighted average Mortgage Rate and the approximate weighted average Loan-to-Value Ratio at origination of the Mortgage Loans in each given range, as of the Cut-off Date. Such weighted average
Loan-to-Value Ratio of the Mortgage Loans is equal to the average of the Loan-to-Value Ratios at origination.

                                                   Weighted
                                                   Average
                    Number    Average    Weighted  Original
Original            of        Original   Average   Loan-to
Principal           Mortgage  Principal  Mortgage  Value
Balance             Loans     Balance    Rate      Ratio











Total, Average or Weighted Avg._______ $________  ________%_______%

Primary Mortgage Insurance and Primary Hazard Insurance

                Each Mortgage Loan is required to be covered by a standard hazard insurance policy (a "Primary Hazard
Insurance Policy").  In addition, to the best of the
Company's knowledge, each Mortgage Loan with a
Loan-to-Value Ratio at origination in excess of 80% will
be insured by a primary mortgage insurance policy
covering the amount of such Mortgage Loan in excess of
75% of the value of the related Mortgaged Property used
in determining such Loan-to-Value Ratio (a "Primary
Insurance Policy"). Approximately _____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off
Date, were required to be covered by Primary Insurance
Policies and, to the best of the Company's knowledge,
such Mortgage Loans are so covered. Substantially all of
such Primary Insurance Policies were issued by
________________________________________________
(together with the other primary mortgage guaranty insurers for the Mortgage Loans, the "Primary Insurers").
The Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value in the case of such a Mortgage
Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance
Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy.
In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value
Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. Each Primary
Insurer has been approved as a primary mortgage guaranty insurer by the Federal Home Loan Mortgage Corporation
("FHLMC") and has a claims-paying ability currently acceptable to the Rating Agency that will rate the Certificates; however, there is no assurance as to the actual ability of any Primary Insurer to pay claims.

Additional Information

                The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due before such date. Prior to the issuance of the Certificates, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Company deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates.
The Company believes that the information set forth herein will be substantially representative of the characteristics of the Mortgage Pool as they will be constituted at the time the Certificates are issued although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

                A Current Report on Form 8-K containing a detailed description of the Mortgage Loans will be available to purchasers of the Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after initial issuance. The Current Report on Form 8-K will specify the aggregate principal balance of the Mortgage Loans in the Mortgage Pool outstanding as of the Cut-off Date and will set forth the other approximate information presented in this Prospectus
Supplement.



                                         DESCRIPTION OF THE
CERTIFICATES

General

                The Certificates evidence in the aggregate the entire beneficial ownership of the Trust Fund. The Trust
Fund will consist of (i) the Mortgage Loans, exclusive of the Company's rights in and to the Spread with respect to each Mortgage Loan; (ii) such assets as from time to time are identified as deposited in respect of the Mortgage
Loans in the Custodial Account and in the Certificate
Account and belonging to the Trust Fund; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) any applicable Primary
Insurance Policies and all proceeds thereof; and (v) the Letter of Credit (or any alternate form of credit support substituted therefor) and all proceeds thereof, other than any amount drawn thereunder and deposited in a reserve fund.

Distributions

                Distributions to holders of Certificates will be made on each Distribution Date based on their respective
Percentage Interests. The undivided Percentage Interest of a Certificate will be equal to the percentage obtained by dividing the initial principal balance of such Certificate by the aggregate initial principal balance of all Certificates, which will equal the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date.

                Holders of Certificates will be entitled to receive distributions of interest on each Distribution
Date, to the extent of available funds, in an aggregate amount equal to one month's interest, at the then applicable Weighted Average Adjustable Pass-Through Rate on the principal balance of the Mortgage Loans outstanding as of the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, outstanding as of the Cut-off Date), subject to reduction in the event of any interest shortfalls not covered by the Letter of Credit, including any Prepayment Interest Shortfalls (as defined below) resulting from full and partial prepayments, as well as certain losses and delinquencies on the Mortgage
Loans as described below.  The Weighted Average
Adjustable Pass-Through Rate for any Distribution Date will equal the average of the Net Mortgage Rates
(expressed as a percentage rounded to four decimal places) on the Mortgage Loans (weighted by the principal balances of such Mortgage Loans as of the Due Date occurring in the preceding month). Subject to the following limitations, for each period beginning on the related Adjustment Date therefor, the Net Mortgage Rate on a Mortgage Loan will equal the sum of the Cost of Funds Index (rounded to the nearest multiple of ______%) and the Net Note Margin. The Net Note Margin for each
Mortgage Loan will be ______%. The Net Mortgage Rate on any Mortgage Loan on any Adjustment Date may not increase or decrease by more than the Periodic Rate Cap, and the Net Mortgage Rate on any Mortgage Loan will not exceed the maximum Net Mortgage Rate (the "Maximum Net Mortgage
Rate") applicable to such Mortgage Loan as specified in the Pooling and Servicing Agreement. The difference between the Net Mortgage Rate as of the Cut-off Date and the Maximum Net Mortgage Rate will not exceed, and may be less than, the Lifetime Rate Cap. With respect to each Mortgage Loan, the Net Mortgage Rate is the rate per annum equal to the Mortgage Rate for such Mortgage Loan, net of the Servicing Fee Rate and the per annum rate at which the Spread accrues. See "Description of the Mortgage Pool" and "Pooling and Servicing
Agreement--Servicing and Other Compensation and Payment of Expenses; Spread" herein.

                Holders of the Certificates will be entitled to receive on each Distribution Date, to the extent of available funds after distributions of interest as set forth above, an amount equal to the "Principal
Distribution Amount" for such Distribution Date, which will equal the sum of: (a) the principal portion of any Advances for such Distribution Date; (b) any amount required to be paid by the Master Servicer due to the operation of a deductible clause in any blanket policy maintained by it to cover hazard losses on the Mortgage
Loans as described in the Prospectus under "Primary
Mortgage Insurance, Hazard Insurance; Claims Thereunder";
(c) all payments in respect of the Mortgage Loans on account of principal (including, without limitation, Principal Prepayments, the principal portion of any Liquidation Proceeds and Insurance Proceeds, the principal portion of proceeds from repurchased Mortgage
Loans and the principal portion of proceeds from the purchase of Converting Mortgage Loans and the sale of Converted Mortgage Loans) on deposit in the Custodial
Account on the Determination Date immediately preceding such Distribution Date, except (i) Liquidation Proceeds, Insurance Proceeds (other than draws or payments under the Letter of Credit) and Principal Prepayments received during the month in which such Distribution Date occurs
(unless such amounts are deemed to have been received in the prior month pursuant to the Pooling and Servicing
Agreement as described below), (ii) scheduled payments of principal due on a date or dates subsequent to the first day of the month in which such Distribution Date occurs,
(iii) late payments of principal which have been the subject of a previous Advance or Advances that have not been reimbursed to the Master Servicer (on behalf of itself or on behalf of the Subservicers) and (iv) an amount equal to liquidation expenses incurred by the Master Servicer to the extent not reimbursed from related Liquidation Proceeds; and (d) all amounts required to be deposited in the Certificate Account on the Business Day immediately preceding such Distribution Date, with respect to draws or payments under the Letter of Credit which are allocable to payments on account of principal of the Mortgage Loans, except for payments of principal which have been the subject of a previous Advance or Advances and which are eligible for withdrawal in reimbursement to the Master Servicer or the Subservicers.

                The Prepayment Interest Shortfall for any
Distribution Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related
Net Mortgage Rates) resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and no interest is distributed on prepayments in part, as such prepayments are applied to reduce the outstanding principal balance of the related Mortgage
Loan as of the Due Date in the month of prepayment.  The
Prepayment Interest Shortfall and other interest shortfalls (such as those resulting from the application of the Relief Act (as defined herein)) not covered by the Letter of Credit on any Distribution Date will be allocated to the holders of the Certificates pro rata based on distributions of interest to be made on such Distribution Date, before taking into account any such reduction. Prepayment Interest Shortfalls and other interest shortfalls will not be offset by a reduction of the servicing compensation of the Master Servicer or otherwise.

                Distributions for any Distribution Date will also be reduced if net Liquidation Proceeds or net Insurance
Proceeds (including receipt of any amounts payable as described below under "Description of Credit
Enhancement") received on a defaulted Mortgage Loan during the month preceding the month in which such Distribution Date occurs are less than the outstanding principal balance of such Mortgage Loan, plus interest thereon at the related Net Mortgage Rate. If an Advance by the Master Servicer was previously made in respect thereof, late payments of principal and interest, if any, remitted to the Master Servicer for deposit into the Custodial Account will not be passed through to Certificateholders but rather will be subject to withdrawal by the Master Servicer from the Custodial
Account in reimbursement to itself for such Advance. To the extent that an Advance is not made, the distributions for such Distribution Date will be reduced accordingly.
Reimbursement of the Master Servicer or the Company for any other advances or expenses reimbursable to either as described in the Prospectus, out of amounts otherwise distributable to the Certificateholders, will also reduce the distributions for the related Distribution Date.
Distributions for any Distribution Date will be reduced to the extent that losses on any Mortgage Loans in the Mortgage Pool are not covered by the Letter of Credit or any substitute form of credit enhancement.

                With respect to Insurance Proceeds, Liquidation
Proceeds and other unscheduled collections (not including prepayments by the mortgagors) received in any calendar month, the Master Servicer may elect to treat such amounts as part of the distribution to be made on the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related loss which requires a draw on the Letter of Credit shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

Advances

                Prior to each Distribution Date, the Master
Servicer is required to make Advances for the benefit of the Certificateholders (out of its own funds, advances made by a Subservicer, or funds held in the Custodial
Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing
Fees and the Spread) which were due on the Mortgage Loans on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination
Date.

                Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance
Proceeds (including draws on the Letter of Credit) or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act or similar legislation. Subject to the provisions of the Pooling and Servicing Agreement, General Motors Acceptance Corporation has agreed to support Residential Funding's obligation to make Advances as described herein.

                All Advances will be reimbursable to the Master
Servicer on a first priority basis from late collections, Insurance Proceeds (including draws on the Letter of Credit) and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds (including draws on the Letter of Credit) and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Certificates.


CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

                The effective yield to the holders of
Certificates will be lower than the yield otherwise produced by the applicable Weighted Average Adjustable
Pass-Through Rate and purchase price because monthly distributions will not be made to such holders until the 25th day (or if such day is not a business day, then on the next succeeding business day) of the month following the month in which interest accrues on the Mortgage Loans
(without any additional distributions of interest or earnings thereon in respect of such delay). See "Yield
Considerations" in the Prospectus.

                The yield to maturity and the aggregate amount of distributions on the Certificates will be directly related to the rate of payment of principal on the Mortgage Loans. Such yield may be adversely affected by a higher or lower than anticipated rate of payment of principal on the Mortgage Loans in the Trust Fund. The rate of payment of principal on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans (which will change periodically as described above), the rate of principal prepayments thereon by the Mortgagors, liquidations of defaulted
Mortgage Loans and purchases of Mortgage Loans due to certain breaches of representations or the conversion of Convertible Mortgage Loans. The principal component of the monthly payments on the Mortgage Loans may change on each related Adjustment Date. In addition, the amortization schedule of a Mortgage Loan may be changed in connection with the receipt of a partial prepayment thereon, provided however that such changes will not include a change in the maturity date of the related
Mortgage Loan.  See "Description of the Mortgage
Pool--General" herein.

                Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, mortgage market interest rates, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties and servicing decisions. If prevailing mortgage rates fell significantly below the Mortgage Rates on the Mortgage
Loans, the rate of prepayment (and refinancing) would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage
Loans would be expected to decrease. There can be no certainty as to the rate of prepayments on, or conversions of, the Mortgage Loans during any period or over the life of the Certificates. However, in the event that substantial numbers of Mortgagors exercise their conversion rights, and the related Subservicers and the Master Servicer purchase the Converting and Converted
Mortgage Loans, the Mortgage Pool will experience substantial prepayment of principal.

                The Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. In addition, certain of the Mortgage
Loans provide that the Mortgagors may, during a specified period of time, convert the adjustable rate of such Mortgage Loans to a fixed rate. The Company is not aware of any publicly available statistics that set forth principal prepayment or conversion experience or prepayment or conversion forecasts of adjustable rate mortgage loans over an extended period of time, and its experience with respect to adjustable rate mortgages is insufficient to draw any conclusions with respect to the expected prepayment or conversion rates on the adjustable rate Mortgage Loans included in the Mortgage Pool. The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments or purchases due to their conversion to fixed interest rate loans in a low interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment and conversion rates than if prevailing interest rates remain constant because the availability of fixed rate or other adjustable rate mortgage loans at competitive interest rates may encourage Mortgagors to refinance their adjustable rate mortgages to "lock in" a lower fixed interest rate or take advantage of the availability of such other adjustable rate mortgage loans, or, in the case of convertible adjustable rate mortgage loans, to exercise their option to convert the adjustable interest rates to fixed interest rates. The conversion feature may also be exercised in a rising interest rate environment as Mortgagors attempt to limit their risk of higher rates. Such a rising interest rate environment may also result in an increase in the rate of defaults on the Mortgage Loans. In the event that the Subservicers or the Master Servicer purchases Converting or Converted
Mortgage Loans, a Mortgagor's exercise of the conversion option will result in a pro rata distribution of the principal portion thereof to the Certificateholders, as described herein. Alternatively, to the extent
Subservicers fail in their obligation to purchase
Converting Mortgage Loans and the Master Servicer does not purchase Converted Mortgage Loans, as described herein, the Mortgage Pool will include fixed rate
Mortgage Loans, which will have the effect of limiting the extent to which the Weighted Average Adjustable
Pass-Through Rate can increase or decrease in accordance with changes in the Index and accordingly may affect the yield to Certificateholders.

                The existence of Periodic Rate Caps, Lifetime Rate Caps and any Lifetime Rate Floors also will affect the likelihood of prepayments resulting from refinancing and the exercise of the conversion option. Although the Mortgage Rates on the Mortgage Loans will adjust periodically, such increases and decreases will be limited by the Periodic Rate Caps, Lifetime Rate Caps and any Lifetime Rate Floors on each Mortgage Loan and will be based on the Index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margins (which may be different from the prevailing margins on other mortgage loans). As a result, the Mortgage Rates on the Mortgage Loans at any time may not equal the prevailing rates for other adjustable rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated.

                With respect to those Mortgage Loans having
Lifetime Rate Floors, if prevailing mortgage rates were to fall below the minimum Mortgage Rates, the rate of prepayment on such Mortgage Loans may be expected to increase and such Mortgage Loans may prepay at a rate higher than would otherwise be anticipated for adjustable rate mortgage loans.

                All of the Mortgage Loans are assumable under certain circumstances if, in the sole judgment of the Master Servicer or Subservicer, the prospective purchaser of a Mortgaged Property is creditworthy and the security for such Mortgage Loan is not impaired by the assumption.
The extent to which the Mortgage Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the Certificates and may result in a prepayment experience on the Mortgage Loans that differs from that on other conventional mortgage loans.

                The yield to maturity of the Certificates will depend on the rate of payment of principal (including principal prepayments, purchases of Mortgage Loans in the Mortgage Pool which are Converting Mortgage Loans or
Converted Mortgage Loans or in respect of which a breach of a representation or warranty has occurred, and liquidation of defaulted Mortgage Loans) on the Mortgage Loans, the price paid by the holders of Certificates and the Weighted Average Adjustable Pass-Through Rate in effect from time to time. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Because the Weighted Average Adjustable Pass-Through Rate at any time is the weighted average of the Net Mortgage Rates on the Mortgage Loans, the Weighted Average Adjustable Pass
Through Rate (and the yield on the Certificates) will be reduced as a result of prepayments, liquidations and purchases at a faster rate for Mortgage Loans having higher Net Mortgage Rates as opposed to Mortgage Loans having lower Net Mortgage Rates. Because Mortgage Loans having higher Net Mortgage Rates generally have higher Mortgage Rates, such Mortgage Loans are generally more likely to be prepaid at a faster rate under most circumstances than are Mortgage Loans having lower Net Mortgage Rates.

                The rate of default on the Mortgage Loans will also affect the rate of payment of principal on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on adjustable rate mortgage loans. Increases in the monthly payments to an amount in excess of the preceding monthly payment required at the time of origination may result in a default rate higher than that on level payment mortgage loans. Furthermore, the Mortgagor under each Mortgage
Loan was qualified on the basis of the Mortgage Rate in effect at origination. The repayment of such Mortgage
Loans will be dependent on the ability of the Mortgagor to make larger monthly payments following adjustments of the Mortgage Rate. The rate of default on Mortgage Loans which are equity refinance or limited documentation mortgage loans may be higher than for other types of Mortgage Loans.

                Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to Certificateholders of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Furthermore, the rate of prepayments, defaults and liquidations on, or conversions of, the Mortgage Loans will be affected by the general economic condition of the region of the country where the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus. Since the rates of payment of principal on the Mortgage Loans will depend on future events and a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments on the Certificates.

                The amount of interest passed through to holders of the Certificates will be reduced by shortfalls in collections of interest resulting from full or partial principal prepayments or otherwise, which will not be offset by a reduction in the Servicing Fees payable to the Master Servicer or otherwise. See "Yield
Considerations" in the Prospectus and "Description of the Certificates--Distributions" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yield to maturity of the Certificates. See also
"Additional Considerations" herein.

                The timing of changes in the rate of prepayments, liquidations and purchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

                In addition, the yield to maturity of the Certificates will depend on the price paid by holders of the Certificates. If any Certificate is purchased at initial issuance at a discount and the rate of prepayments on the Mortgage Loans is lower than that originally anticipated, the purchaser's yield to maturity will be lower than that assumed at the time of purchase.
Conversely, if any Certificate is purchased at initial issuance at a premium and the rate of prepayments on the Mortgage Loans is higher than that originally anticipated, the purchaser's yield to maturity will be lower than that assumed at the time of purchase.

                The first distribution on the Certificates reflecting an adjustment to the scheduled monthly payments on a related Mortgage Loan will be passed through to holders of Certificates on the second
Distribution Date following the date on which the adjustment to such Mortgage Rate was made. Furthermore, adjustments in the Net Mortgage Rates are based on the Index as reported 45 days prior to the Adjustment Date.
Accordingly, the yield to Certificateholders will be adjusted on a delayed basis relative to movements in the Index. Although the Net Mortgage Rate of each Mortgage
Loan will be adjusted pursuant to the Index, such rate is subject to the Periodic Rate Cap and is also limited by the Lifetime Rate Cap and any Lifetime Rate Floor applicable to such Mortgage Loan. With respect to certain Mortgage Loans the difference between the Net
Mortgage Rate as of the Cut-off Date and the maximum Net
Mortgage Rate will be less than the Lifetime Rate Cap.
Therefore, if the Index changes substantially between Adjustment Dates, the Net Mortgage Rate may be lower than if the Net Mortgage Rate could be adjusted based on the Index without such caps.

                A number of factors affect the performance of the Index and may cause the Index to move in a manner different from other indices. To the extent that the Index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to Certificateholders due to such rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, the Index may remain higher than other market interest rates which may result in a higher level of prepayments of Mortgage Loans which adjust in accordance with the Index than mortgage loans which adjust in accordance with other indices.

                For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.


POOLING AND SERVICING AGREEMENT

General

                The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement") dated as of __________, 19__, among the Company, the Master Servicer, and __________________________________________________, as
Trustee. Reference is made to the Prospectus for important information additional to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Certificates. The Trustee will appoint ___________________ ________________________
to serve as Custodian in connection with the Certificates. The Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the President, Residential Funding Mortgage Securities I,
Inc., 8400 Normandale Lake Boulevard, Suite 700,
Minneapolis, Minnesota 55437.

The Master Servicer

                Residential Funding, an indirect, wholly-owned subsidiary of GMAC Mortgage, and an affiliate of the Company, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.

                The following tables set forth certain
information concerning the delinquency experience
(including pending foreclosures) on one- to four-family residential mortgage loans that generally complied with Residential Funding's published loan purchase criteria at the time of purchase by Residential Funding and were being master serviced by Residential Funding on December
31, 19__ and December 31, 19__. The tables set forth information for the total mortgage loan portfolio, the adjustable rate loan portfolio and mortgage loans underwritten under a reduced loan documentation program described under "Mortgage Loan Program--Underwriting
Standards; Loss and Delinquency Experience" in the
Prospectus. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until, in general, it is 31 days past due on a contractual basis.



                Total Loan Portfolio

        At December 31, 19     At December 31, 19
        By No.    By Dollar    By No.    By Dollar
        of        Amount of    of        Amount of
        Loans     Loans        Loans     Loans

              (Dollar Amounts in Thousands)

Total Loan Portfolio
Period of Delinquency
          31 to 59 days
          60 to 89 days
          90 days or more (1)
Foreclosures Pending

Total Delinquent Loans

Percent of Loan Portfolio


(1) Does not include foreclosures pending.


               Total Adjustable Rate Loan Portfolio


       At December 31, 19             At December 31, 19
       By No.     By Dollar           By No.    By Dollar
       of         Amount of           of        Amount of
       Loans      Loans               Loans     Loans
                (Dollar Amounts in Thousands)

Total Adjustable Loan Rate
    Portfolio
Period of Delinquency
          31 to 59 days
          60 to 89 days
          90 days or more (1)
Foreclosures Pending

Total Delinquent Loans

Percent of Adjustable Rate
    Loan Portfolio


(1)  Does not include foreclosures pending.


                    Total Reduced Loan Documentation Loan Portfolio

             At December 31, 19    At December 31, 19
             By No.    By Dollar   By No.    Dollar
             of        Amount of   of        Amount of
             Loans     Loans       Loans     Loans
                 (Dollar Amounts in Thousands)

Total Reduced Loan
    Documentation Loan Portfolio . . . . . . . . .
Period of Delinquency
          31 to 59 days. . . . . . . . . . . . . .
          60 to 89 days. . . . . . . . . . . . . .
          90 days or more (1). . . . . . . . . . .
Foreclosures Pending . . . . . . . . . . . . . . .

Total Delinquent Loans . . . . . . . . . . . . . .

Percent of Reduced Loan
   Documentation Loan Portfolio. . . . . . . . . .


(1) Does not include foreclosures pending.

          The following tables set forth certain information concerning foreclosed mortgage loans and loan loss experience of Residential
Funding as of December 31, 19__ and December 31, 19__ with respect to the mortgage loans referred to above.


                            Total Loan Portfolio

                    At                             At
                    December 31,                   December 31,
                           19                             19

                          (Dollar Amounts in Thousands)

Total Loan Portfolio
Foreclosed Loans (1)
Foreclosed Loans Ratio
Gross Loss (2)
Gross Loss Ratio
Covered Loss (3)
Net Loss (4)
Net Loss Ratio
Excess Recovery (5)

Total Adjustable Rate Loan Portfolio

            At         At
  December 31,        December 31,
    19                 19
                                    (Dollar Amounts in Thousands)

Total Adjustable Rate
    Loan Portfolio . . . . . . . . . . . . . . . .
Foreclosed Loans (1) . . . . . . . . . . . . . . . . . . . .

Foreclosed Loans Ratio . . . . . . . . . . . . . . . . . . .

Gross Loss (2) . . . . . . . . . . . . . . . . . . . . . . .

Gross Loss Ratio . . . . . . . . . . . . . . . . . . . . . .

Covered Loss (3) . . . . . . . . . . . . . . . . . . . . . .

Net Loss (4) . . . . . . . . . . . . . . . . . . . . . . . .

Net Loss Ratio . . . . . . . . . . . . . . . . . . . . . . .

Excess Recovery (5). . . . . . . . . . . . . . . . . . . . .



         Total Reduced Loan Documentation Loan Portfolio

                               At                  At
                          December 31,        December 31,
                            19                  19
                                (Dollar Amounts in Thousands)

Total Loan Portfolio . . . . . . . . . . . . . . . . . . . .

Foreclosed Loans (1) . . . . . . . . . . . . . . . . . . . .

Foreclosed Loans Ratio . . . . . . . . . . . . . . . . . . .

Gross Loss (2) . . . . . . . . . . . . . . . . . . . . . . .

Gross Loss Ratio . . . . . . . . . . . . . . . . . . . . . .

Covered Loss (3) . . . . . . . . . . . . . . . . . . . . . .

Net Loss (4) . . . . . . . . . . . . . . . . . . . . . . . .

Net Loss Ratio . . . . . . . . . . . . . . . . . . . . . . .

Excess Recovery (5). . . . . . . . . . . . . . . . . . . . .



(1) For purposes of these tables, Foreclosed Loans include the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Residential Funding, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure and which have not been finally liquidated.

(2) Gross Loss for any Mortgage Loan is equal to the difference between (a) the principal balance plus accrued interest and all Liquidation Expenses related to such Mortgage Loan and (b) all amounts received in connection with the liquidation of the related Mortgaged Property, excluding amounts received from mortgage pool or special hazard insurance or other forms of Credit Enhancement, as described in footnote (3) below. Losses are cumulative for the portfolio for the period beginning February 1, 1986 through the date indicated.

(3) Covered Loss is equal to the aggregate of all proceeds received in connection with foreclosed Mortgage Loans from mortgage pool insurance, special hazard insurance (but not including primary mortgage insurance, hazard insurance or other insurance available for specific mortgaged properties) or other insurance as well as all proceeds received from or losses borne by other credit enhancement, including subordinate certificates. Losses are cumulative for the portfolio for the period beginning February 1, 1986 through the date indicated.

(4) Net Loss is determined by subtracting Covered Losses from Gross Losses.

(5) Excess Recoveries are calculated only with respect to defaulted Mortgage Loans as to which the liquidation of the related Mortgaged Property resulted in recoveries in excess of the principal balance plus all or a portion of the accrued interest thereon and all Liquidation Expenses related to such Mortgage Loan. Excess Recoveries are not applied to offset Gross Losses or to reinstate any credit enhancement, and generally are not allocated to holders of Certificates.

         There can be no assurance that the delinquency and foreclosure experience set forth above will be representative of the results that may be experienced with respect to the Mortgage Loans.

Servicing And Other Compensation And Payment Of Expenses;
Spread

         The Servicing Fees for each Mortgage Loan are payable out of the interest payments on such Mortgage
Loan.  The Servicing Fees in respect of each Mortgage
Loan will be at least ____% and not more than ____% per annum of the outstanding principal balance of each Mortgage Loan. The Servicing Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities, and (b) subservicing and other related compensation payable to the Subservicer (including such compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no Subservicer). The primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be ____% per annum of the outstanding principal balance of each Mortgage Loan. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to ____% per annum of the outstanding principal balance of each Mortgage
Loan serviced by it. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust
Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing
Agreement, including the expenses of the Letter of Credit and any substitute credit support. See "The Pooling and Servicing Agreement--Servicing and Other Compensation and
Payment of Expenses; Spread" in the Prospectus for information regarding other possible compensation to the Master Servicer and Subservicers and for information regarding expenses payable by the Master Servicer.

         Pursuant to the terms of the Pooling and Servicing
Agreement, the Master Servicer will be obligated to remit to the Company or its designee, a portion of the interest collected on each Mortgage Loan (the "Spread"). The rate at which the Spread on each Mortgage Loan accrues will be equal to ____% per annum.

Termination

         The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Certificates are described in "Description of the Certificates-- Termination;
Retirement of Certificates" in the Prospectus.  The
Master Servicer or the Company will have the option (i) to purchase all remaining Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Certificates or (ii) to purchase in whole, but not in part, the Certificates other than the Residual
Certificates, but either such option will not be exercisable until such time as the aggregate principal balance of the Mortgage Loans as of the Distribution Date on which the purchase proceeds are to be distributed to the Certificateholders is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date. Any such purchase of Mortgage Loans and other assets of the Trust Fund shall be made at a price equal to the aggregate principal balance of all the Mortgage
Loans (or the fair market value of the related underlying
Mortgaged Properties with respect to defaulted Mortgage
Loans as to which title to such Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed
Advance attributable to principal), together with one month's interest on such aggregate amount at the then applicable Weighted Average Adjustable Pass-Through Rate.

         Upon presentation and surrender of the Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Certificates will receive, in proportion to their respective Percentage Interests, an amount equal to the sum of the principal balances of the Mortgage Loans plus one month's accrued interest thereon at the then applicable Weighted Average Adjustable Pass-Through Rate.


                                        DESCRIPTION OF CREDIT
ENHANCEMENT

General

         All of the Mortgage Loans are the subject of credit support coverage provided by the Letter of Credit. In addition, each Mortgage Loan is covered by a Primary
Hazard Insurance Policy as described under "Primary
Mortgage Insurance, Hazard Insurance; Claims Thereunder" in the Prospectus. See also "Description of the Mortgage Pool--Primary Mortgage Insurance" herein.

Letter Of Credit

         The Letter of Credit Bank will issue the Letter of Credit to the Trustee for the benefit of the holders of the Certificates. Subject to the limitations described below, the Letter of Credit will be available to cover
Defaulted Mortgage Losses, Special Hazard Losses, Fraud
Losses and Bankruptcy Losses. The maximum amount available to be drawn under the Letter of Credit with respect to all losses will initially be equal to $_________ (the initial "Available Amount") which is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
The Available Amount at any time will be reduced by any amounts previously drawn under the Letter of Credit (net of any amounts received or collected by the Master
Servicer following each respective draw as subsequent recoveries on the Mortgage Loans with respect to which such draws were made and, if appropriate, such draws were reimbursed to the Letter of Credit Bank). The Available
Amount will be reinstated with respect to the subsequent recoveries described in the preceding sentence, however in no event will the Available Amount be reinstated to an amount in excess of the initial Available Amount. The
Available Amount under the Letter of Credit (if the
Letter of Credit is extended in accordance with its terms) is also subject to reduction pursuant to the terms of the Pooling and Servicing Agreement annually beginning on the tenth anniversary of the Cut-off Date and each anniversary thereafter, such that, beginning with the fourteenth anniversary of the Cut-off Date and on each anniversary thereafter, the Available Amount will not exceed ____% of the aggregate outstanding principal balance of the Mortgage Loans, provided that such scheduled reductions will not reduce the Available Amount below three times the principal balance of the largest single Mortgage Loan outstanding on such anniversary, and further provided that the Available Amount will not be reduced in accordance with the preceding sentence if delinquency rates and losses on the Mortgage Loans exceed certain levels as specified by the Rating Agency as set forth in the Pooling and Servicing Agreement. The Amount
Available may be further reduced from time to time by such amounts as the Master Servicer may determine and direct the Trustee, provided the then current rating of the Certificates is not adversely affected.

         Notwithstanding the foregoing, the maximum amount available under the Letter of Credit in connection with Fraud Losses (the "Fraud Loss Amount") shall initially be equal to $___________. As of any date of determination after the Cut-off Date the Fraud Loss Amount shall equal
(X) prior to the first anniversary of the Cut-off Date an amount equal to ____% of the aggregate principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of draws made under the Letter of Credit with respect to Fraud Losses up to such date of determination, and (Y) from the first through fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ____% of the aggregate principal balance of all of the Mortgage
Loans as of the most recent anniversary of the Cut-off
Date minus (2) the aggregate amount of draws made under the Letter of Credit with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. After the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero and no draws shall be made under the Letter of Credit with respect to Fraud Losses.

         The maximum amount available under the Letter of Credit in respect of Special Hazard Losses (the "Special
Hazard Amount") will equal $__________ less the sum of
(A) any amounts drawn under the Letter of Credit in respect of Special Hazard Losses (to the extent that such amounts do not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties) and (B) the Adjustment Amount. The Adjustment Amount on each anniversary of the Cut-off Date will be equal to the amount, if any, by which the Special Hazard Amount, without giving effect to the deduction of the Adjustment
Amount for such anniversary, exceeds the greater of (i)
1% (or, if greater than 1%, the highest percentage of Mortgage Loans by principal balance in any California zip code area) times the aggregate principal balance of all of the Mortgage Loans in the Mortgage Pool on such anniversary and (ii) twice the principal balance of the single Mortgage Loan in the Mortgage Pool having the largest principal balance. As used in this Prospectus
Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus except that Special Hazard
Losses will not include and the Letter of Credit will not cover losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

         As of any date of determination prior to the first anniversary of the Cut-off Date, the maximum amount available under the Letter of Credit in respect of Bankruptcy Losses (the "Bankruptcy Amount") will equal
$__________ less the sum of any amounts drawn under the Letter of Credit for such losses up to such date of determination. As of any day of determination on or after the first anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, provided that delinquency rates and losses on all of the Mortgage Loans do not exceed certain levels as set forth in the Pooling and Servicing Agreement, over (2) the aggregate amount of draws made under the Letter of Credit since the Relevant Anniversary in connection with Bankruptcy Losses. The Bankruptcy Amount and the related automatic reductions described above may be reduced or modified upon written confirmation from the Rating Agency that such reduction or modification will not adversely affect the then current rating assigned to the Certificates by such Rating Agency. Such a reduction or modification may adversely affect the coverage provided by the Letter of Credit with respect to Bankruptcy
Losses.

         Payments under the Letter of Credit will be made in the same manner as described in the Prospectus. See "Description of Credit Enhancement--Letter of Credit" in the Prospectus. However, the Trustee shall not make such draws under the Letter of Credit in connection with a Bankruptcy Loss so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Primary Hazard
Insurance Policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer.

         Any Mortgage Loan the unpaid principal balance of which is paid pursuant to a draw under the Letter of Credit will be assigned to the Company and will no longer be subject to the Pooling and Servicing Agreement. Any subsequent recoveries with respect to such Mortgage Loans will be paid to the Company and, following notice and, if appropriate, reimbursement of such draw to the Letter of Credit Bank, the Available Amount under the Letter of
Credit (and the Special Hazard Amount, Fraud Loss Amount or Bankruptcy Amount, if applicable) will be reinstated to the extent of such recovery.

         The Master Servicer, in lieu of maintaining the Letter of Credit, may reduce the coverage thereunder
(including accelerating the manner in which such coverage is reduced pursuant to the related automatic reductions), terminate such coverage or obtain and maintain alternate forms of credit support (including, but not limited to, other letters of credit, insurance policies, surety bonds, reserve funds, and secured or unsecured corporate guaranties), with respect to Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses and Bankruptcy
Losses, provided that prior to any such reduction, termination or substitution the Master Servicer shall have obtained written confirmation from the Rating Agency that such reduction, termination or substitution will not adversely affect the then current rating assigned to the Certificates by such Rating Agency and shall provide a copy of each confirmation to the Trustee. In the event that the long-term debt obligations of the Letter of Credit Bank are at any time downgraded by the Rating
Agency, the Company may request the Master Servicer to obtain alternate forms of credit support, in accordance with the preceding sentence, but the Master Servicer is under no obligation to do so. In lieu of making a draw under the Letter of Credit for Defaulted Mortgage Losses,
Special Hazard Losses, Fraud Losses or Bankruptcy Losses as provided above, the Master Servicer, at its sole option, may pay the amount otherwise required to be drawn, in which case the amount so paid will reduce the related coverage under the Letter of Credit.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its sole option, purchase such Mortgage Loan at a price equal to 100% of the unpaid principal balance thereof plus all accrued and unpaid interest thereon through the last day of the month in which such purchase occurs. To the extent that the Master Servicer subsequently experiences losses with respect to such purchased
Mortgage Loans which would have been covered by the Letter of Credit had such Mortgage Loans remained in the Trust Fund, the Available Amount (and the Special Hazard
Amount, Fraud Loss Amount or Bankruptcy Amount, to the extent that such losses constitute Special Hazard Losses, Fraud Losses or Bankruptcy Losses) will be reduced by an amount equal to the entire amount of such losses.

         The Letter of Credit will expire on ___________, 19__ unless earlier terminated or extended in accordance with its terms. The Letter of Credit contains provisions to the effect that on or before the first day of the sixth month immediately preceding the expiration date a request may be made to extend the expiration date. It is within the Letter of Credit Bank's sole discretion whether to agree to such an extension. If, as of the date 30 days prior to the expiration date, or the expiration date thereof as so extended, a replacement
Letter of Credit or alternate form of credit support has not been delivered to the Trustee, then, pursuant to the terms of the Pooling and Servicing Agreement, the entire remaining amount of the Letter of Credit will be drawn by the Trustee prior to such expiration date. In that event, the amount so paid will be held by the Trustee in the form of a reserve fund held outside of the Trust Fund
(but pledged to the Trustee and held by it in trust for the benefit of the Certificateholders), pending the substitution of any other form of credit support therefor, and will be applied in the same manner as described herein regarding draws under the Letter of Credit.

Letter Of Credit Bank

         The Letter of Credit will be issued by the Letter of
Credit Bank, which will be the
       , a                                     .
        principal executive offices are located at
                          .

         ____________________ is engaged in a broad range of banking and financial services activities, including deposit-taking, lending and leasing, securities brokerage services, investment management, investment banking, capital markets activities and foreign exchange transactions.

         The information set forth in the preceding paragraphs concerning the Letter of Credit Bank has been provided by the Letter of Credit Bank as of the date hereof. The Company makes no representation as to the accuracy or completeness of such information.




                                     CERTAIN FEDERAL INCOME TAX
CONSEQUENCES

         No election will be made to treat the Trust Fund as a real estate mortgage investment conduit for federal income tax purposes. _______________________, counsel to the Company, will deliver its opinion to the effect that the Trust Fund will be classified as a grantor trust under Subpart E, Part I of Subchapter J of the Code, and not as a partnership or an association taxable as a corporation.

         Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is (i) given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of any entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein.

         Each Certificateholder will generally be treated as an owner of an interest in the Mortgage Loans, which will be treated as an interest in "stripped bonds".
Accordingly, the Certificateholders will be required to include their yield with respect to the Mortgage Loans in gross income as it accrues, based on a constant yield method in accordance with the original issue discount rules, which may result in income being recognized for tax purposes in advance of the receipt of cash attributable to such income. See "Certain Federal Income Tax Consequences--Grantor Trust Funds--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" in the Prospectus.

         In the absence of statutory or administrative clarification, it is intended that information returns or reports to Certificateholders and the Internal Revenue
Service (the "IRS") will be based on the use of a prepayment assumption of ___% of the Constant Prepayment
Rate ("CPR") and on a representative initial offering price for the Certificates in computing the constant yield. The Constant Prepayment Rate or CPR represents a constant assumed rate of prepayment each month relative to the outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.
However, no representation is made that the Mortgage
Loans will in fact prepay at that rate or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders. The Certificateholders should consult their own tax advisors as to the proper treatment of their investment in the Mortgage Loans under the stripped bond rules.

         _______________________ will deliver its opinion
that the Certificates represent interests in "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code and as "qualifying real property loans" within the meaning of Section 593(d) of the Code, and the interest thereon will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. In addition, the Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(A) of the Code.
See "Certain Federal Income Tax Consequences--Grantor
Trust Funds-Characterization of Investments in Grantor
Trust Certificates--Grantor Trust Fractional Interest
Certificates" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Certificates, see
"Certain Federal Income Tax Consequences-Grantor Trust
Funds" in the Prospectus.


                                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement dated ______________, 19__ the
Underwriter has agreed to purchase and the Company has agreed to sell to the Underwriter the Certificates.

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

         The distribution of the Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Certificates, before deducting expenses payable by the Company, will be _____% of the aggregate Certificate Principal Balance of the Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling the Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be underwriters and any profit on the resale of the Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities
Act of 1933, or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates -Reports to Certificateholders," which will include information as to the outstanding principal balance of the Certificates and the status of the applicable form of credit enhancement.
There can be no assurance that any additional information regarding the Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Certificates may adversely affect the liquidity of the Certificates, even if a secondary market for the Certificates becomes available.


                                                 LEGAL OPINIONS

         Certain legal matters relating to the Certificates
will be passed upon for the Company by
_____________________ and for the Underwriter by
_________________________.


                                                     RATING

         It is a condition to the issuance of the
Certificates that they be rated not lower than "___" by
_________________________ ___________.

         The ratings of _______ on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions on the underlying mortgage loans to which they are entitled. _______ ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments might differ from that originally anticipated. _______ ratings on pass-through certificates do not represent any assessment of the related
Subservicer's ability to purchase Converting Mortgage
Loans, or the Master Servicer's ability to purchase
Converted Mortgage Loans. In the event that neither the related Subservicer nor the Master Servicer purchases a Converting or Converted Mortgage Loan, investors might suffer a lower than anticipated yield. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.

         The Company has not requested a rating on the Certificates by any rating agency other than _______.
However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the rating assigned to the Certificates by _______.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the rating initially assigned to the Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Certificates.








         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus
Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the
Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus
Supplement or the Prospectus.




                                                TABLE OF CONTENTS
                                                         Page
                                              Prospectus Supplement
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . S-
Description of the Mortgage Pool . . . . . . . . . . . . . . S-
Description of the Certificates. . . . . . . . . . . . . . . S-
Certain Yield and Prepayment
     Considerations. . . . . . . . . . . . . . . . . . . . . S-
Pooling and Servicing Agreement. . . . . . . . . . . . . . . S-
Certain Federal Income Tax
     Consequences. . . . . . . . . . . . . . . . . . . . . . S-
Method of Distribution . . . . . . . . . . . . . . . . . . . S-
Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . S-
Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . S-
Legal Investment . . . . . . . . . . . . . . . . . . . . . . S-
ERISA Considerations . . . . . . . . . . . . . . . . . . . . S-
                                                   Prospectus
Summary of Prospectus. . . . . . . . . . . . . . . . . . . .
Special Considerations . . . . . . . . . . . . . . . . . . .
The Mortgage Pools . . . . . . . . . . . . . . . . . . . . .
Mortgage Loan Program. . . . . . . . . . . . . . . . . . . .
Description of the Certificates. . . . . . . . . . . . . . .
Subordination. . . . . . . . . . . . . . . . . . . . . . . .
Description of Credit Enhancement. . . . . . . . . . . . . .
Primary Mortgage Insurance, Hazard
     Insurance; Claims Thereunder. . . . . . . . . . . . . .
The Company. . . . . . . . . . . . . . . . . . . . . . . . .
Residential Funding Corporation. . . . . . . . . . . . . . .
The Pooling and Servicing Agreement. . . . . . . . . . . . .
Yield Considerations . . . . . . . . . . . . . . . . . . . .
Maturity and Prepayment
     Considerations. . . . . . . . . . . . . . . . . . . . .
Certain Legal Aspects of Mortgage
     Loans and Related Matters . . . . . . . . . . . . . . .
Certain Federal Income Tax
     Consequences. . . . . . . . . . . . . . . . . . . . . .
State and Other Tax Consequences . . . . . . . . . . . . . .
ERISA Considerations . . . . . . . . . . . . . . . . . . . .
Legal Investment Matters . . . . . . . . . . . . . . . . . .
Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . .
Methods of Distribution. . . . . . . . . . . . . . . . . . .
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . .
Financial Information. . . . . . . . . . . . . . . . . . . .
Additional Information . . . . . . . . . . . . . . . . . . .
Index of Principal Definitions . . . . . . . . . . . . . . .


                                                  Residential
                                                Funding Mortgage
                                               Securities I, Inc.

                                         $_______________
(Approximate)

                                              Mortgage Pass-Through
                                                  Certificates

                                                 Series 199_-S__










Mortgage Pass-Through Certificates
Residential Funding Mortgage Securities I, Inc.
Depositor
The Mortgage Pass-Through Certificates (the
"Certificates") offered hereby may be sold from time to time in series, as described in the related Prospectus
Supplement. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by Residential
Funding Mortgage Securities I, Inc. (the "Company") or any other entity specified in the related Prospectus
Supplement, in a trust fund consisting primarily of a segregated pool of conventional one- to four-family, residential first mortgage loans (the "Mortgage Loans") or interests therein (which may include Mortgage
Securities, as defined herein), acquired by the Company from one or more affiliated or unaffiliated institutions.
See "The Mortgage Pools." See "Index of Principal
Definitions" for the meanings of capitalized terms and acronyms.

The Mortgage Loans and certain other assets described herein under "The Mortgage Pools" and in the related
Prospectus Supplement will be held in trust
(collectively, a "Trust Fund") for the benefit of the holders of the related series of Certificates and the Excess Spread, if any, pursuant to a Pooling and Servicing Agreement as described herein under "The
Mortgage Pools." Each Mortgage Pool will consist of one or more types of the various types of Mortgage Loans described under "The Mortgage Pools." Information regarding each class of Certificates of a series, and the general characteristics of the Mortgage Loans to be evidenced by such Certificates, will be set forth in the related Prospectus Supplement.

Each series of Certificates will include one or more classes. Each class of Certificates of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the Certificates, to receive a specified portion of payments of principal or interest (or both) on the Mortgage Loans in the related Trust Fund in the manner described herein and in the related Prospectus
Supplement. See "Description of the
Certificates"Distributions." A series may include one or more classes of Certificates entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of Certificates which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

The Company's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Company or as otherwise described in the related Prospectus Supplement.
The master servicer (the "Master Servicer") for each series of Certificates will be identified in the related
Prospectus Supplement. The principal obligations of the Master Servicer will be its contractual servicing obligations (which include its limited obligation to make certain advances in the event of delinquencies in payments on the Mortgage Loans). See "Description of the Certificates."

If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include any one or any combination of a mortgage pool insurance policy, letter of credit, bankruptcy bond, special hazard insurance policy, reserve fund, certificate insurance policy, surety bond or other form of credit support. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination.
See "Description of Credit Enhancement."

The rate of payment of principal of each class of Certificates entitled to a portion of principal payments on the Mortgage Loans will depend on the priority of payment of such class and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Loans and other assets in the Trust Fund. A rate of principal payment lower or higher than that anticipated may affect the yield on each class of Certificates in the manner described herein and in the related Prospectus
Supplement. See "Yield Considerations."

For a discussion of significant matters affecting investments in the Certificates, see "Risk Factors," commencing herein on page 10.

One or more separate elections may be made to treat a Trust Fund as a "real estate mortgage investment conduit"
(a "REMIC") for federal income tax purposes.  The
Prospectus Supplement for a series of Certificates will specify which class or classes of the related series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC, if applicable. See
"Certain Federal Income Tax Consequences."

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE
SOURCE OF PAYMENTS ON THE CERTIFICATES.  THE CERTIFICATES
DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
COMPANY, THE MASTER SERVICER, GMAC MORTGAGE CORPORATION
("GMAC MORTGAGE") OR ANY OF THEIR AFFILIATES.  NEITHER
THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS OR
MORTGAGE SECURITIES WILL BE GUARANTEED OR INSURED BY ANY
GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY,
THE MASTER SERVICER, GMAC MORTGAGE OR ANY OF THEIR
AFFILIATES."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as described under "Methods of Distribution" and in the related Prospectus Supplement.
There will be no secondary market for any series of Certificates prior to the offering thereof. There can be no assurance that a secondary market for any of the Certificates will develop or, if it does develop, that it will continue. The Certificates will not be listed on any securities exchange.

Retain this Prospectus for future reference.  This
Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

The date of this Prospectus is May 15, 1996.

                ADDITIONAL INFORMATION

     The Company has filed with the Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates (the
"Registration Statement"). The Company is also subject to certain of the information requirements of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and, accordingly, will file reports thereunder with the Commission. The Registration
Statement and the exhibits thereto, and reports and other information filed by the Company pursuant to the Exchange
Act can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth
Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Midwest
Regional Office, Citicorp Center, 500 West Madison
Street, Suite 1400, Chicago, Illinois 60661-2511; and
Northeast Regional Office, 7 World Trade Center, Suite
1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C.
20549, at prescribed rates.

             REPORTS TO CERTIFICATEHOLDERS

     Monthly reports which contain information concerning the Trust Fund for a series of Certificates will be sent by or on behalf of the Master Servicer or the Trustee to each holder of record of the Certificates of the related series. See "Description of the Certificates"Reports to Certificateholders." The Company will file with the Commission such periodic reports with respect to the Trust Fund for a series of Certificates as are required under the Exchange Act.

   INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     With respect to each series of Certificates offered hereby, there are incorporated herein and in the related
Prospectus Supplement by reference all documents and reports filed or caused to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the related series of Certificates, that relate specifically to such related series of Certificates. The
Company will provide or cause to be provided without charge to each person to whom this Prospectus and related
Prospectus Supplement is delivered in connection with the offering of one or more classes of such series of Certificates, upon written or oral request of such person, a copy of any or all such reports incorporated herein by reference, in each case to the extent such reports relate to one or more of such classes of such series of Certificates, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests should be directed in writing to Residential Funding
Mortgage Securities I, Inc., 8400 Normandale Lake
Boulevard, Suite 700, Minneapolis, Minnesota 55437, or by telephone at (612) 832-7000.

     No dealer, salesman, or any other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or the related Prospectus Supplement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any dealer, salesman, or any other person.
Neither the delivery of this Prospectus or the related
Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein or therein since the date hereof.
This Prospectus and the related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                   TABLE OF CONTENTS


ADDITIONAL INFORMATION . . . . . . . . . . . . . . .  2

REPORTS TO CERTIFICATEHOLDERS. . . . . . . . . . . .  2

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE. .  2

SUMMARY OF PROSPECTUS. . . . . . . . . . . . . . . .  4

RISK FACTORS . . . . . . . . . . . . . . . . . . . . 10
     Limited Liquidity . . . . . . . . . . . . . . . 10
     Limited Obligations . . . . . . . . . . . . . . 10
     Limitations, Reduction and Substitution of
          Credit Enhancement . . . . . . . . . . . . 10
     Investment in the Mortgage Loans. . . . . . . . 11
     Yield and Prepayment Considerations . . . . . . 11

THE MORTGAGE POOLS . . . . . . . . . . . . . . . . . 12
     General . . . . . . . . . . . . . . . . . . . . 12
     The Mortgage Loans. . . . . . . . . . . . . . . 13

MORTGAGE LOAN PROGRAM. . . . . . . . . . . . . . . . 17
     Underwriting Standards. . . . . . . . . . . . . 17
     Qualifications of Sellers . . . . . . . . . . . 19
     Representations by Sellers. . . . . . . . . . . 20
     Subservicing. . . . . . . . . . . . . . . . . . 23

DESCRIPTION OF THE CERTIFICATES. . . . . . . . . . . 25
     General . . . . . . . . . . . . . . . . . . . . 25
     Form of Certificates. . . . . . . . . . . . . . 26
     Assignment of Trust Fund Assets . . . . . . . . 27
     Review of Mortgage Loans. . . . . . . . . . . . 28
     Spread. . . . . . . . . . . . . . . . . . . . . 29
     Payments on Mortgage Loans; Deposits to
          Certificate Account. . . . . . . . . . . . 30
     Withdrawals from the Custodial Account. . . . . 32
     Distributions . . . . . . . . . . . . . . . . . 33
     Principal and Interest on the Certificates. . . 34

Example of Distributions . . . . . . . . . . . . . . 34
     Advances. . . . . . . . . . . . . . . . . . . . 36
     Reports to Certificateholders . . . . . . . . . 37
     Collection and Other Servicing Procedures . . . 38
     Realization Upon Defaulted Mortgage Loans . . . 39

SUBORDINATION. . . . . . . . . . . . . . . . . . . . 41

DESCRIPTION OF CREDIT ENHANCEMENT. . . . . . . . . . 43
     General . . . . . . . . . . . . . . . . . . . . 43
     Letters of Credit . . . . . . . . . . . . . . . 44
     Mortgage Pool Insurance Policies. . . . . . . . 44
     Special Hazard Insurance Policies . . . . . . . 45
     Bankruptcy Bonds. . . . . . . . . . . . . . . . 46
     Reserve Funds . . . . . . . . . . . . . . . . . 46
     Certificate Insurance Policies; Surety Bonds. . 47
     Maintenance of Credit Enhancement . . . . . . . 47
     Reduction or Substitution of Credit
          Enhancement. . . . . . . . . . . . . . . . 48

PURCHASE OBLIGATIONS . . . . . . . . . . . . . . . . 48


INSURANCE POLICIES ON MORTGAGE LOANS . . . . . . . . 49
     Primary Mortgage Insurance Policies . . . . . . 49
     Standard Hazard Insurance on Mortgaged
          Properties . . . . . . . . . . . . . . . . 50

THE COMPANY. . . . . . . . . . . . . . . . . . . . . 51

RESIDENTIAL FUNDING CORPORATION. . . . . . . . . . . 51

THE POOLING AND SERVICING AGREEMENT. . . . . . . . . 51
     Servicing and Other Compensation and Payment
          of Expenses. . . . . . . . . . . . . . . . 52
     Evidence as to Compliance . . . . . . . . . . . 52
     Certain Matters Regarding the Master Servicer
          and the Company. . . . . . . . . . . . . . 53
     Events of Default . . . . . . . . . . . . . . . 54
     Rights Upon Event of Default. . . . . . . . . . 54
     Amendment . . . . . . . . . . . . . . . . . . . 55
     Termination; Retirement of Certificates . . . . 55
     The Trustee . . . . . . . . . . . . . . . . . . 56

YIELD CONSIDERATIONS . . . . . . . . . . . . . . . . 56

MATURITY AND PREPAYMENT CONSIDERATIONS . . . . . . . 59

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS. . . . . . . 60
     The Mortgage Loans. . . . . . . . . . . . . . . 60
     Tax Aspects of Cooperative Ownership. . . . . . 62
     Environmental Legislation . . . . . . . . . . . 67
     Soldiers' and Sailors' Civil Relief Act of
          1940 . . . . . . . . . . . . . . . . . . . 67
     Default Interest and Limitations on
          Prepayments. . . . . . . . . . . . . . . . 68
     Forfeitures in Drug and RICO Proceedings. . . . 68

CERTAIN FEDERAL INCOME TAX CONSEQUENCES. . . . . . . 68
     General . . . . . . . . . . . . . . . . . . . . 68
     REMICs. . . . . . . . . . . . . . . . . . . . . 69

STATE AND OTHER TAX CONSEQUENCES . . . . . . . . . . 84

ERISA CONSIDERATIONS . . . . . . . . . . . . . . . . 84
     Plan Asset Regulations. . . . . . . . . . . . . 85
     Prohibited Transaction Exemption. . . . . . . . 86
     Tax-Exempt Investors. . . . . . . . . . . . . . 88
     Consultation with Counsel . . . . . . . . . . . 88

LEGAL INVESTMENT MATTERS . . . . . . . . . . . . . . 88

USE OF PROCEEDS. . . . . . . . . . . . . . . . . . . 89

METHODS OF DISTRIBUTION. . . . . . . . . . . . . . . 89

LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . 90

FINANCIAL INFORMATION. . . . . . . . . . . . . . . . 90

INDEX OF PRINCIPAL DEFINITIONS . . . . . . . . . . . 91


             SUMMARY OF PROSPECTUS

  The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. Capitalized terms used in this summary that are not otherwise defined shall have the meanings ascribed thereto in this Prospectus. An index indicating where certain terms used herein are defined appears at the end of this Prospectus.

Securities Offered...Mortgage Pass-Through Certificates.

Company...Residential Funding Mortgage Securities I, Inc.
See "The Company."

Master Servicer....The entity identified as Master
                   Servicer in the related Prospectus
                   Supplement, which may be Residential
                   Funding Corporation, an affiliate of
                   the Company ("Residential Funding").
                   See "Residential Funding Corporation"
                   and "The Pooling and Servicing
                   Agreement"Certain Matters Regarding
                   the Master Servicer and the Company."

Trustee...The trustee (the "Trustee") for each series of Certificates will be specified in the related
          Prospectus Supplement.

Certificates...Each series of Certificates will represent
              in the aggregate the entire beneficial
              ownership interest, excluding any interest retained by the Company or any other entity specified in the related Prospectus
              Supplement, in a pool (the "Mortgage
              Pool") of certain Mortgage Loans or
              interests therein (which may include
              Mortgage Securities as defined herein),
              and certain other assets as described
              below. Each series of Certificates will be
               issued pursuant to a pooling and servicing
              agreement among the Company, the Trustee and the Master Servicer (each, a "Pooling and Servicing Agreement"). As specified in the related Prospectus Supplement, each series of Certificates, or class of Certificates in the case of a series consisting of two or more classes, may have a stated principal balance, no stated
              principal balance or a notional amount and may be entitled to distributions of interest based on a specified interest rate or rates (each, a "Pass-Through
              Rate").  Each series or class of
              Certificates may have a different
              Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more of such Pass-Through Rates. The related
               Prospectus Supplement will specify the
               Pass-Through Rate or Rates for each series or class of Certificates, or the initial
               Pass-Through Rate or Rates and the method for determining subsequent changes to the Pass-Through Rate or Rates.

          A series may include one or more classes of Certificates (each, a "Strip Certificate") entitled to (i) principal distributions, with disproportionate, nominal or no interest distributions, or (ii) interest distributions, with disproportionate, nominal or no principal distributions. In addition, a series may include classes of Certificates which differ as to timing, sequential order, priority of payment, Pass-Through Rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the Mortgage Pool. In addition, a series may include one or more classes of Certificates ("Accrual
          Certificates"), as to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof in the manner described in the related
          Prospectus Supplement. One or more classes of Certificates in a series may be entitled to receive principal payments pursuant to an amortization schedule under the circumstances described in the related Prospectus
          Supplement.

          If so specified in the related Prospectus
          Supplement, a series of Certificates may include one or more classes of Certificates
          (collectively, the "Senior Certificates") which are senior to one or more classes of Certificates (collectively, the "Subordinate
          Certificates") in respect of certain
          distributions of principal and interest and allocations of losses on the Mortgage Loans.
          See "Subordination." If so specified in the related Prospectus Supplement, a series of Certificates may include one or more classes of Certificates (collectively, the "Mezzanine
          Certificates") which are Subordinate
          Certificates but which are senior to other classes of Subordinate Certificates in respect of such distributions or losses. In addition, certain classes of Senior Certificates may be senior to other classes of Senior Certificates in respect of such distributions or losses.
          The Certificates will be issued in fully-registered certificated or book-entry form in the authorized denominations specified in the related Prospectus Supplement. See
          "Description of the Certificates."

          Neither the Certificates nor the underlying
          Mortgage Loans or Mortgage Securities will be guaranteed or insured by any governmental agency or instrumentality or by the Company, the Master Servicer, GMAC Mortgage or any of their affiliates.

Mortgage Pools      Unless otherwise specified in the
                    related Prospectus Supplement, each
                    Trust Fund will consist primarily of
                    Mortgage Loans or interests therein
                    secured by first liens on one- to
                    four-family residential properties,
                    located in any one of the 50 states,
                    the District of Columbia or the
                    Commonwealth of Puerto Rico (the
                    "Mortgaged Properties").  All
                    Mortgage Loans will have been
                    purchased by the Company, either
                    directly or through Residential
                    Funding, from mortgage loan
                    originators or sellers who, as
                    specified in the related Prospectus
                    Supplement, may or may not be
                    affiliated with the Company
                    including GMAC Mortgage Corporation
                    of PA and Homecomings Financial
                    Network, Inc., each affiliates of
                    the Company.  See "Mortgage Loan
                    Program."  For a description of the
                    types of Mortgage Loans that may be
                    included in the Mortgage Pools, see
                    "The Mortgage Pools"The Mortgage
                    Loans."

          If specified in the related Prospectus Supple-ment, Mortgage Loans which are converting or converted from an adjustable-rate to a fixed-rate or certain Mortgage Loans for which the Mortgage Rate has been reset may be repurchased by the Company or purchased by the applicable Subservicer, Residential Funding or another party, or a designated remarketing agent will use its best efforts to arrange the sale thereof as described herein.

          If specified in the related Prospectus
          Supplement, a Trust Fund may include mortgage pass-through certificates evidencing interests in Mortgage Loans ("Mortgage Securities"), as described herein. See "The Mortgage
          Pools"General" herein.

Interest Distributions .      Except as otherwise
                              specified herein or in
                              the related Prospectus
                              Supplement, interest on
                              each class of
                              Certificates of each
                              series, other than Strip
                              Certificates or Accrual
                              Certificates (prior to
                              the time when accrued
                              interest becomes payable
                              thereon), will be
                              remitted at the
                              applicable Pass-Through
                              Rate on the outstanding
                              principal balance of such
                              class, on the 25th day
                              (or, if such day is not a
                              business day, the next
                              business day) of each
                              month, commencing with
                              the month following the
                              month in which the
                              Cut-off Date (as defined
                              in the applicable
                              Prospectus Supplement)
                              occurs (each, a
                              "Distribution Date").  If
                              the Prospectus Supplement
                              so specifies, interest
                              distributions on any
                              class of Certificates may
                              be reduced on account of
                              negative amortization on
                              the Mortgage Loans, with
                              the Deferred Interest (as
                              defined herein) allocable
                              to such class added to
                              the principal balance
                              thereof, which Deferred
                              Interest will thereafter
                              bear interest at the
                              applicable Pass-Through
                              Rate.   Distributions, if
                              any, with respect to
                              interest on Strip
                              Certificates will be made
                              on each Distribution Date
                              as described herein and
                              in the related Prospectus
                              Supplement.  See
                              "Description of the
                              Certificates"Distribution
                              s." Strip Certificates
                              that are entitled to
                              distributions of
                              principal only will not
                              receive distributions in
                              respect of interest.
                              Interest that has accrued
                              but is not yet payable on
                              any Accrual Certificates
                              will be added to the
                              principal balance of such
                              class on the related
                              Distribution Date, and
                              will thereafter bear
                              interest at the
                              applicable Pass-Through
                              Rate.  Unless otherwise
                              specified in the related
                              Prospectus Supplement,
                              distributions of interest
                              with respect to any
                              series of Certificates
                              (or accruals thereof in
                              the case of Accrual
                              Certificates), or with
                              respect to one or more
                              classes included therein,
                              may be reduced to the
                              extent of interest
                              shortfalls not covered by
                              advances or the
                              applicable form of credit
                              support, including any
                              Prepayment Interest
                              Shortfalls.  See
                              "Description of the
                              Certificates" and
                              "Maturity and Prepayment
                              Considerations."

Principal Distributions.      Except as otherwise
                              specified in the related
                              Prospectus Supplement,
                              principal distributions
                              on the Certificates of
                              each series will be
                              payable on each
                              Distribution Date,
                              commencing with the
                              Distribution Date in the
                              month following the month
                              in which the Cut-off Date
                              occurs, to the holders of
                              the Certificates of such
                              series, or of the class
                              or classes of Certifi-
                              cates then entitled
                              thereto, on a pro rata
                              basis among all such Cer-
                              tificates or among the
                              Certificates of any such
                              class, in proportion to
                              their respective
                              outstanding principal
                              balances, or the
                              percentage interests
                              represented by such
                              class, in the priority
                              and manner specified in
                              the related Prospectus
                              Supplement.  Strip
                              Certificates with no
                              principal balance will
                              not receive distributions
                              in respect of principal.
                              Distributions of
                              principal with respect to
                              any class of
                              Certificates, may be
                              reduced to the extent of
                              certain delinquencies not
                              covered by advances or
                              losses not covered by the
                              applicable form of credit
                              enhancement.  See "The
                              Mortgage Pools,"
                              "Maturity and Prepayment
                              Considerations" and
                              "Description of the Cer-
                              tificates."

Yield and Prepayment Considerations
          The Mortgage Loans supporting a series of Certificates will have unique characteristics that will affect the yield to maturity and the rate of payment of principal on such Certificates. See "Yield Considerations" and
          "Maturity and Prepayment Considerations" herein and in the related Prospectus
          Supplement.

Credit Enhancement .     If so specified in the related
                          Prospectus Supplement, the
                         Trust Fund with respect to any
                         series of Certificates may
                         include any one or any
                         combination of a letter of
                         credit, mortgage pool insurance
                         policy, special hazard
                         insurance policy, bankruptcy
                         bond, reserve fund, certificate
                         insurance policy, surety bond
                         or other type of credit support
                         to provide partial coverage for
                         certain defaults and losses
                         relating to the Mortgage Loans.
                         Credit support also may be
                         provided in the form of
                         subordination of one or more
                         classes of Certificates in a
                         series under which certain
                         losses are first allocated to
                         any Subordinate Certificates up
                         to a specified limit or in the
                         form of Overcollateralization.
                         Any form of credit enhancement
                         typically will have certain
                         limitations and exclusions from
                         coverage thereunder, which will
                         be described in the related
                         Prospectus Supplement.  Losses
                         not covered by any form of
                         credit enhancement will be
                         borne by the holders of the
                         related Certificates (or
                         certain classes thereof). To
                         the extent not set forth
                         herein, the amount and types of
                         coverage, the identification of
                         any entity providing the
                         coverage, the terms of any
                         subordination and related
                         information will be set forth
                         in the Prospectus Supplement
                         relating to a series of
                         Certificates.  See "Description
                         of Credit Enhancement" and
                         "Subordination."

Advances .     Unless otherwise specified in the related
               Prospectus Supplement, the Master
               Servicer will be obligated (pursuant to
               the terms of the related Mortgage
               Securities, if applicable) to make
               certain advances with respect to
               delinquent scheduled payments on the
               Mortgage Loans, but only to the extent
               that the Master Servicer believes that
               such amounts will be recoverable by it.
               Any advance made by the Master Servicer
               with respect to a Mortgage Loan is
               recoverable by it as provided herein
               under "Description of the
               Certificates"Advances" either from
               recoveries on the specific Mortgage Loan or, with respect to any advance subsequently determined to be nonrecoverable, out of funds otherwise distributable to the holders of the related series of Certificates.

Optional Termination . .      The Master Servicer, the
                              Company or, if specified
                              in the related Prospectus
                              Supplement, the holder of
                              the residual interest in
                              a REMIC may at its option
                              either (i) effect early
                              retirement of a series of
                              Certificates through the
                              purchase of the assets in
                              the related Trust Fund or
                              (ii) purchase, in whole
                              but not in part, the
                              Certificates specified in
                              the related Prospectus
                              Supplement; in each case
                              under the circumstances
                              and in the manner set
                              forth herein under "The
                              Pooling and Servicing
                              Agreement"Termination;
                              Retirement of Certifi-
                              cates" and in the related
                              Prospectus Supplement.

Rating . .     At the date of issuance, as to each
               series, each class of Certificates
               offered hereby will be rated, at the
               request of the Company, in one of the
               four highest rating categories by one or more nationally recognized statistical rating agencies (each, a "Rating
               Agency"). See "Ratings" in the related
               Prospectus Supplement.

Legal Investment         Unless otherwise specified in
                         the related Prospectus
                         Supplement, each class of
                         Certificates offered hereby and
                         by the related Prospectus
                         Supplement that is rated in one
                         of the two highest rating
                         categories by at least one
                         Rating Agency will constitute
                         "mortgage related securities"
                         for purposes of the Secondary
                         Mortgage Market Enhancement Act
                         of 1984, as amended ("SMMEA"),
                         for so long as it sustains such
                         a rating.  See "Legal
                         Investment Matters."

ERISA Considerations . .      A fiduciary of an
                              employee benefit plan and
                              certain other plans and
                              arrangements, including
                              individual retirement
                              accounts and annuities,
                              Keogh plans, and
                              collective investment
                              funds, insurance company
                              general or separate
                              accounts and certain
                              other entities in which
                              such plans, accounts,
                              annuities or arrangements
                              are invested, which is
                              subject to the Employee
                              Retirement Income
                              Security Act of 1974, as
                              amended ("ERISA"), or
                              Section 4975 of the
                              Internal Revenue Code of
                              1986 (the "Code"), and
                              any other person
                              contemplating purchasing
                              a Certificate with Plan
                              Assets (as defined
                              herein), should carefully
                              review with its legal
                              counsel whether the
                              purchase or holding of
                              Certificates could give
                              rise to a transaction
                              that is prohibited or is
                              not otherwise permissible
                              either under ERISA or
                              Section 4975 of the Code.
                              See "ERISA
                              Considerations" herein
                              and in the related
                              Prospectus Supplement.

Certain Federal Income
  Tax Consequences .     Certificates of each series
                         offered hereby will constitute
                         "regular interests" or
                         "residual interests" in a Trust
                         Fund, or a portion thereof,
                         treated as a REMIC under
                         Sections 860A through 860G of
                         the Code, unless otherwise
                         specified in the related
                         Prospectus Supplement. See
                         "Certain Federal Income Tax
                         Consequences" herein and in the
                         related Prospectus Supplement.
                     RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the
Certificates:

Limited Liquidity

     There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates of any series. The
Prospectus Supplement for any series of Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Certificates, however no underwriter will be obligated to do so. The
Certificates will not be listed on any securities exchange.

Limited Obligations

     The Certificates will not represent an interest in or obligation of the Company, the Master Servicer, GMAC
Mortgage or any of their affiliates. The only obligations of the foregoing entities with respect to the Certificates, the Mortgage Loans or any Mortgage
Securities will be the obligations (if any) of the Company and the Master Servicer pursuant to certain limited representations and warranties made with respect to the Mortgage Loans, the Master Servicer's servicing obligations under the related Pooling and Servicing
Agreement (including its limited obligation to make certain Advances) and pursuant to the terms of any Mortgage Securities, and, if and to the extent expressly described in the related Prospectus Supplement, certain limited obligations of the Master Servicer in connection with a Purchase Obligation or an agreement to purchase or act as remarketing agent with respect to a Convertible
Mortgage Loan upon conversion to a fixed rate. If an affiliate of the Company has originated any Mortgage
Loan, such affiliate will only have an obligation with respect to the representations and warranties of the Seller, as described herein. Neither the Certificates nor the underlying Mortgage Loans or Mortgage Securities will be guaranteed or insured by any governmental agency or instrumentality, or by the Company, the Master
Servicer, GMAC Mortgage or any of their affiliates.
Proceeds of the assets included in the related Trust Fund
(including the Mortgage Loans or Mortgage Securities and any form of credit enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Company, the Master Servicer, GMAC
Mortgage or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

Limitations, Reduction and Substitution of Credit
Enhancement

     With respect to each series of Certificates, credit enhancement may be provided in limited amounts to cover certain types of losses on the underlying Mortgage Loans.
Credit enhancement will be provided in one or more of the forms referred to herein, including, but not limited to:
subordination of other classes of Certificates of the same series; a Letter of Credit; a Purchase Obligation;
a Mortgage Pool Insurance Policy; a Special Hazard
Insurance Policy; a Bankruptcy Bond; a Reserve Fund; a
Certificate Insurance Policy; a Surety Bond;
Overcollateralization or any combination thereof.  See
"Subordination" and "Description of Credit Enhancement" herein. Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula.
Furthermore, such credit enhancement may provide only very limited coverage as to certain types of losses or risks, and may provide no coverage as to certain other types of losses or risks. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of the related Certificates (or certain classes thereof). The
Master Servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of Certificates, if the applicable Rating Agency, as set forth in the related
Prospectus Supplement, indicates that the then-current rating thereof will not be adversely affected. The rating of any series of Certificates by any Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading or nonperformance of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Loans in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any series of Certificates. See "Description of Credit
Enhancement"Reduction or Substitution of Credit
Enhancement."

Investment in the Mortgage Loans

     An investment in securities such as the Certificates which generally represent interests in mortgage loans may be affected by, among other things, a decline in real estate values and changes in the borrowers' financial condition. No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related
Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, in the case of Mortgage Loans that are subject to negative amortization, due to the addition to principal balance of Deferred
Interest, the principal balances of such Mortgage Loans could be increased to an amount equal to or in excess of the value of the underlying Mortgaged Properties, thereby increasing the likelihood of default. To the extent that such losses are not covered by the applicable credit enhancement, holders of Certificates and the owner of the Excess Spread, if any, of the series evidencing interests in the related Mortgage Pool will bear all risk of loss resulting from default by the borrowers under the Mortgage Loans (each, a "Mortgagor") and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest on the defaulted Mortgage Loans. Certain of the types of loans which may be included in the Mortgage
Pools may involve additional uncertainties not present in traditional types of loans. For example, certain of the Mortgage Loans provide for escalating or variable payments by the Mortgagor, as to which the Mortgagor is generally qualified on the basis of the initial payment amount. In some instances, the Mortgagors may not be able to make their loan payments as such payments increase and thus the likelihood of default will increase. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans underlying certain series of Certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. Moreover, as described below, any Mortgage Loan for which a breach of a representation or warranty exists will remain in the related Trust Fund in the event that a Seller is unable, or disputes its obligation, to repurchase such Mortgage Loan and such a breach does not also constitute a breach of a representation made by Residential Funding, the Company or the Master Servicer. In such event, any resulting losses generally will be borne by the related form of credit enhancement, to the extent available.

Yield and Prepayment Considerations

     The yield to maturity of the Certificates of each series will depend on the rate and timing of principal payments (including prepayments, liquidations due to defaults, and repurchases due to conversion of ARM Loans to fixed interest rate loans or breaches of representations and warranties) on the Mortgage Loans and the price paid by Certificateholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Mortgage Loans or by the obtaining of secondary financing by the Mortgagor.
The yield to maturity on Strip Certificates will be extremely sensitive to the rate of prepayments on the related Mortgage Loans. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates,
Certificates with a Pass-Through Rate which fluctuates inversely with an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related Mortgage Loans than other classes of Certificates. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Yield Considerations" and "Maturity and Prepayment Considerations" herein.

                  THE MORTGAGE POOLS

General

     Unless otherwise specified in the related Prospectus
Supplement, each Mortgage Pool will consist primarily of conventional Mortgage Loans, excluding any interest retained by the Company or any other entity specified in the related Prospectus Supplement, evidenced by promissory notes (the "Mortgage Notes") secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on one- to four-family residential properties, or interests in such Mortgage Loans (which may include Mortgage Securities).
The Mortgaged Properties will consist primarily of owner-occupied attached or detached one-family dwelling units, two- to four-family dwelling units, condominiums, townhouses, row houses, individual units in planned-unit developments and certain other dwelling units, and the fee, leasehold or other interests in the underlying real property. The Mortgaged Properties may include vacation, second and non-owner-occupied homes. If specified in the related Prospectus Supplement relating to a series of Certificates, a Mortgage Pool may contain cooperative apartment loans ("Cooperative Loans") evidenced by promissory notes ("Cooperative Notes") secured by security interests in shares issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings. As used herein, unless the context indicates otherwise, "Mortgage Loans" includes Cooperative Loans, "Mortgaged Properties" includes shares in the related cooperative and the related proprietary leases or occupancy agreements securing Cooperative Notes, "Mortgage Notes" includes
Cooperative Notes and "Mortgages" includes a security agreement with respect to a Cooperative Note.

     If specified in the related Prospectus Supplement, a Mortgage Pool will contain Mortgage Loans that, in addition to being secured by the related Mortgaged
Properties, are secured by other collateral owned by the related Mortgagors or are supported by third-party guarantees secured by collateral owned by the related guarantors. Such Mortgage Loans are collectively referred to herein as "Additional Collateral Loans", and such collateral is collectively referred to herein as "Additional Collateral". Additional Collateral may consist of marketable securities, insurance policies, annuities, certificates of deposit, cash, accounts or other personal property and, in the case of Additional
Collateral owned by any guarantor, may consist of real estate. Unless otherwise specified in the related
Prospectus Supplement, the security agreements and other similar security instruments related to the Additional
Collateral for a Mortgage Pool will, in the case of Additional Collateral consisting of personal property, create first liens thereon, and, in the case of Additional Collateral consisting of real estate, create first or second liens thereon. Additional Collateral, or the liens thereon in favor of the related Additional
Collateral Loans, may be greater or less in value than the principal balances of such Additional Collateral
Loans, the Appraised Values of the underlying Mortgaged
Properties or the differences, if any, between such principal balances and such Appraised Values, and the requirements that Additional Collateral be maintained may be terminated upon the reduction of the Loan-to-Value
Ratios or principal balances of the related Additional
Collateral Loans to certain pre-determined amounts.
Additional Collateral (including any related third-party guarantees) may be provided either in addition to or in lieu of Primary Insurance Policies for the Additional
Collateral Loans in a Mortgage Pool, as specified in the related Prospectus Supplement. Guarantees supporting
Additional Collateral Loans may be guarantees of payment or guarantees of collectability and may be full guarantees or limited guarantees. If a Mortgage Pool includes Additional Collateral Loans, the related
Prospectus Supplement will specify the nature and extent of such Additional Collateral Loans and of the related
Additional Collateral.  If specified in such Prospectus
Supplement, the Trustee, on behalf of the related
Certificateholders, will have only the right to receive certain proceeds from the disposition of any such Additional Collateral consisting of personal property and the liens thereon will not be assigned to the Trustee.
No assurance can be given that values of the Additional
Collateral have remained or will remain at their levels on the Cut-off Date or as to the timing of collections thereunder from the disposition of such Additional
Collateral. No assurance can be given as to the amount of proceeds, if any, that might be realized from the disposition of the Additional Collateral for any of the Additional Collateral Loans. See "Certain Legal Aspects of the Mortgage Loans and Related Matters"Anti-Deficiency
Legislation and Other Limitations on Lenders" herein.

     Each Mortgage Loan will be selected by the Company for inclusion in a Mortgage Pool from among those purchased by the Company, either directly or through its affiliates, including Residential Funding, from affiliates of the Company including Homecomings Financial
Network, Inc. and GMAC Mortgage Corporation of PA
("Affiliated Sellers"), or from banks, savings and loan associations, mortgage bankers, investment banking firms, the FDIC and other mortgage loan originators or sellers not affiliated with the Company ("Unaffiliated Sellers";
Unaffiliated Sellers and Affiliated Sellers are collectively referred to herein as "Sellers"), all as described below under "Mortgage Loan Program." If a Mortgage Pool is composed of Mortgage Loans acquired by the Company directly from Sellers other than Residential
Funding, the related Prospectus Supplement will specify the extent of Mortgage Loans so acquired. The characteristics of the Mortgage Loans are as described in the related Prospectus Supplement. Other mortgage loans available for purchase by the Company may have characteristics which would make them eligible for inclusion in a Mortgage Pool but were not selected for inclusion in such Mortgage Pool.

     Under certain circumstances, the Mortgage Loans will be delivered either directly or indirectly to the Company by one or more Sellers identified in the related
Prospectus Supplement, concurrently with the issuance of the related series of Certificates (a "Designated Seller
Transaction"). Such Certificates may be sold in whole or in part to any such Seller in exchange for the related
Mortgage Loans, or may be offered under any of the other methods described herein under "Methods of Distribution."
The related Prospectus Supplement for a Mortgage Pool composed of Mortgage Loans acquired by the Company pursuant to a Designated Seller Transaction will generally include information, provided by the related
Seller, about the Seller, the Mortgage Loans and the underwriting standards applicable to the Mortgage Loans.
None of the Company, Residential Funding, GMAC Mortgage or any of their affiliates will make any representation or warranty with respect to such Mortgage Loans, or any representation as to the accuracy or completeness of such information provided by the Seller.

     If specified in the related Prospectus Supplement, the Trust Fund underlying a series of Certificates may include Mortgage Securities. The Mortgage Securities may have been issued previously by the Company or an affiliate thereof, a financial institution or other entity engaged generally in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing mortgage loans into such trusts, and selling beneficial interests in such trusts. Except as otherwise set forth in the related Prospectus Supplement, such Mortgage Securities will be generally similar to Certificates offered hereunder. As to any such series of Certificates, the related Prospectus Supplement will include a description of such Mortgage Securities and any related credit enhancement, and the Mortgage Loans underlying such Mortgage Securities will be described together with any other Mortgage Loans included in the Mortgage Pool relating to such series. As to any such series of Certificates, as used herein the term "Mortgage
Pool" includes the Mortgage Loans underlying such Mortgage Securities. Notwithstanding any other reference herein to the Master Servicer, with respect to a series of Certificates as to which the Trust Fund includes
Mortgage Securities, the entity that services and administers such Mortgage Securities on behalf of the holders of such Certificates may be referred to as the "Manager," if so specified in the related Prospectus
Supplement.  Unless otherwise specified in the related
Prospectus Supplement, Residential Funding initially will act as Manager with respect to such Mortgage Securities as well as the related Certificates, and references herein to advances to be made and other actions to be taken by the Master Servicer in connection with the Mortgage Loans may include such advances made and other actions taken pursuant to the terms of such Mortgage
Securities.

     Unless otherwise specified in the applicable
Prospectus Supplement, each series of Certificates will evidence interests in one Mortgage Pool including
Mortgage Loans having an aggregate principal balance of not less than approximately $5,000,000 as of the Cut-off
Date. Each Certificate will evidence an interest in only the related Mortgage Pool and corresponding Trust Fund, and not in any other Mortgage Pool or Trust Fund.

The Mortgage Loans

     Unless otherwise specified below or in the related
Prospectus Supplement, all of the Mortgage Loans in a Mortgage Pool will (i) have monthly payments due or deemed to be due on the first of each month, (ii) be secured by Mortgaged Properties located in any of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico and (iii) be of only one type of the following types of mortgage loans described or referred to in paragraphs numbered (1) through (8):

          (1)  Fixed-rate, fully-amortizing mortgage
     loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of not more than 15 years;

          (2)  Fixed-rate, fully-amortizing mortgage
     loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of more than 15 years, but not more than 30 years;

          (3) Fully-amortizing adjustable-rate mortgage loans ("ARM Loans") having an original or modified term to maturity of not more than 30 years with a related interest rate (a "Mortgage Rate") which generally adjusts initially either one, three or six months, one, three, five or seven years subsequent to the initial payment date, and thereafter at either one, three or six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of a fixed percentage set forth in the related Mortgage
     Note (the "Note Margin") and an index. The related Prospectus Supplement will set forth the relevant index and the highest, lowest and weighted average Note Margin with respect to the ARM Loans in the related Mortgage Pool. The related
     Prospectus Supplement will also indicate any periodic or lifetime limitations on changes in any per annum Mortgage Rate at the time of any adjustment. If specified in the related Prospectus
     Supplement, an ARM Loan may include a provision that allows the Mortgagor to convert the adjustable
     Mortgage Rate to a fixed rate at some point during the term of such ARM Loan generally not later than ten years subsequent to the initial payment date;

          (4)  Negatively-amortizing adjustable-rate
     mortgage loans having original or modified terms to maturity of not more than 30 years with Mortgage
     Rates which generally adjust initially on the interest adjustment date referred to in the related
     Prospectus Supplement, and thereafter on each interest adjustment date to equal the sum of the Note Margin and the index. The scheduled monthly payment will be adjusted as and when described in the related Prospectus Supplement to an amount that would fully amortize the Mortgage Loan over its remaining term on a level debt service basis;
     provided that increases in the scheduled monthly payment may be subject to certain limitations as specified in the related Prospectus Supplement. If an adjustment to the Mortgage Rate on a Mortgage
     Loan causes the amount of interest accrued thereon in any month to exceed the scheduled monthly payment on such mortgage loan, the resulting amount of interest that has accrued but is not then payable ("Deferred Interest") will be added to the principal balance of such Mortgage Loan;

          (5)  Fixed-rate, graduated payment mortgage
     loans having original or modified terms to maturity of not more than 15 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate on such mortgage loan. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its 15-year term. Deferred
     Interest, if any, will be added to the principal balance of such mortgage loans;

          (6)  Fixed-rate, graduated payment mortgage
     loans having original or modified terms to maturity of not more than 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan within its 30-year term.
     Deferred Interest, if any, will be added to the principal balance of such mortgage loan;

          (7) Balloon mortgage loans ("Balloon Loans"), which are fixed-rate mortgage loans having original or modified terms to maturity of generally 5 or 7 years as described in the related Prospectus
     Supplement, with level monthly payments of principal and interest based on a 30-year amortization schedule. The amount of the monthly payment will remain constant until the maturity date, upon which date the full outstanding principal balance on such Balloon Loan will be due and payable (such amount, the "Balloon Amount"); or

          (8)  Another type of mortgage loan described
     in the related Prospectus Supplement.

     Certain information, including information regarding loan-to-value ratios (each, a "Loan-to-Value Ratio") at origination (unless otherwise specified in the related
Prospectus Supplement) of the Mortgage Loans underlying each series of Certificates, will be supplied in the related Prospectus Supplement. In the case of purchase
Mortgage Loans, the Loan-to-Value Ratio is defined generally as the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (1) the appraised value determined in an appraisal obtained at origination of such Mortgage Loan and (2) the sales price for the related Mortgaged
Property, except that in the case of certain employee or preferred customer loans, the denominator of such ratio may be the sales price. In the case of certain non-purchase Mortgage Loans including refinance, modified or converted Mortgage Loans, the Loan-to-Value Ratio at origination is defined generally as the ratio, expressed as a percentage, of the principal amount of such Mortgage
Loan to either the appraised value determined in an appraisal obtained at the time of refinancing, modification or conversion or, if no such appraisal has been obtained, the value of the related Mortgaged
Property which value generally will be supported by either (i) a representation by the related Seller (as described below) as to such value, (ii) a broker's price opinion, automated appraisal, drive by appraisal or other certification of value, (iii) an appraisal obtained within twelve months prior to such refinancing, modification or conversion or (iv) the sales price, if the Mortgaged Property was purchased within the previous twelve months. The denominator of the ratio described in the preceding sentence or the second preceding sentence, as the case may be, is hereinafter referred to as the "Appraised Value." In connection with a representation by the related Seller as to the value of the Mortgaged
Property, the Seller generally will represent and warrant that either (i) the current value of the related
Mortgaged Property at the time of refinancing, modification or conversion was not less than the appraised value of such property at the time of the origination of the original mortgage loan or (ii) the current Loan-to-Value Ratio of such Mortgage Loan generally meets the Company's underwriting guidelines.
There can be no assurance that the substance of such representation and warranty will be true. Certain
Mortgage Loans which are subject to negative amortization will have Loan-to-Value Ratios that will increase after origination as a result of such negative amortization.
In the case of seasoned Mortgage Loans, the values used in calculating Loan-to-Value Ratios may no longer be accurate valuations of the Mortgaged Properties. Certain
Mortgaged Properties may be located in regions where property values have declined significantly since the time of origination. In addition, a Loan-to-Value calculation does not take into account any secondary financing. Under the Company's underwriting standards, a Seller is generally permitted to provide secondary financing to a Mortgagor contemporaneously with the origination of a Mortgage Loan, provided that the combined Loan-to-Value Ratio is not greater than 100%.
Secondary financing is readily available and may be obtained by a Mortgagor from a lender including the Seller at any time (including at origination).

     The Mortgage Loans may be "equity refinance"
Mortgage Loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the Mortgagor or used for purposes unrelated to the Mortgaged Property.
Alternatively, the Mortgage Loans may be "rate and term refinance" Mortgage Loans, as to which substantially all of the proceeds (net of related costs incurred by the Mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The Mortgage Loans may be mortgage loans that have been consolidated and/or have had various terms changed, mortgage loans that have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a Mortgaged
Property may be subject to secondary financing at the time of origination of the Mortgage Loan or at any time thereafter.

     A Mortgage Pool may contain ARM Loans which allow the Mortgagors to convert the adjustable rates on such Mortgage Loans to a fixed rate at one or more specified periods during the life of such Mortgage Loans (each, a "Convertible Mortgage Loan"), generally not later than ten years subsequent to the date of origination. If specified in the related Prospectus Supplement, upon any conversion, the Company will repurchase or Residential
Funding, the applicable Subservicer or a third party will purchase the converted Mortgage Loan as and to the extent set forth in the related Prospectus Supplement.
Alternatively, if specified in the related Prospectus
Supplement, the Company or Residential Funding (or another party specified therein) may agree to act as remarketing agent with respect to such converted Mortgage
Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Mortgage Loans under specified conditions. Upon the failure of any party so obligated to purchase any such converted Mortgage Loan, the inability of any remarketing agent to arrange for the sale of the converted Mortgage Loan and the unwillingness of such remarketing agent to exercise any election to purchase the converted Mortgage Loan for its own account, the related Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans.

     If specified in the related Prospectus Supplement, certain of the Mortgage Loans may be subject to temporary buydown plans ("Buy-Down Mortgage Loans") pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan (the "Buy-Down
Period") will be less than the scheduled monthly payments on the Mortgage Loan, the resulting difference to be made up from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buy-Down Funds") contributed by the seller of the Mortgaged Property or another source and placed in a custodial account (the "Buy-Down Account"), (ii) if the Buy-Down Funds are contributed on a present value basis, investment earnings on such Buy-Down Funds or (iii) additional buydown funds to be contributed over time by the Mortgagor's employer or another source. See
"Description of the Certificates"-Payments on Mortgage
Loans; Deposits to Certificate Account."  Under
Residential Funding's underwriting standards, the
Mortgagor under each Buy-Down Mortgage Loan will be qualified based on the initial reduced monthly payment amount. See "Mortgage Loan Program"Underwriting
Standards" for a discussion of loss and delinquency considerations relating to Buy-Down Mortgage Loans.

     The related Prospectus Supplement will provide material information concerning the types and characteristics of the Mortgage Loans included in the related Mortgage Pool. A Current Report on Form 8-K (a
"Form 8-K") will be available upon request to holders of the related series of Certificates and will be filed, together with the related Pooling and Servicing
Agreement, with the Securities and Exchange Commission
(the "Commission") within fifteen days after the initial issuance of such Certificates. In the event that Mortgage Loans are added to or deleted from the Trust
Fund after the date of the related Prospectus Supplement, such addition or deletion will be noted in the Form 8-K.

     The Company will cause the Mortgage Loans constituting each Mortgage Pool (or Mortgage Securities evidencing interests therein) to be assigned to the Trustee named in the related Prospectus Supplement, for the benefit of the holders of all of the Certificates of a series. The Master Servicer named in the related
Prospectus Supplement will service the Mortgage Loans, generally through other mortgage servicing institutions
("Subservicers"), pursuant to a Pooling and Servicing
Agreement and will receive a fee for such services.  See
"Mortgage Loan Program" and "Description of the
Certificates." With respect to those Mortgage Loans serviced by the Master Servicer through a Subservicer, the Master Servicer will remain liable for its servicing obligations under the related Pooling and Servicing
Agreement as if the Master Servicer alone were servicing such Mortgage Loans. In addition to or in lieu of the Master Servicer for a series of Certificates, the related
Prospectus Supplement may identify a certificate administrator (the "Certificate Administrator") for the Trust Fund. The Certificate Administrator may be an affiliate of the Company or the Master Servicer. All references herein to "Master Servicer" and any discussions of the servicing and administration functions of the Master Servicer will also apply to the Certificate Administrator to the extent applicable.

     The Company will make certain limited
representations and warranties regarding the Mortgage
Loans except as otherwise specified herein, but its assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Certificates"Assignment of Mortgage Loans." The Master
Servicer's obligations with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Pooling and Servicing
Agreement (including its obligation to enforce certain purchase and other obligations of Subservicers and Sellers, as described herein under "Mortgage Loan
Program"Representations by Sellers," "Subservicing by
Sellers" and "Description of the Certificates"Assignment of Mortgage Loans," and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in amounts described herein under "Description of the Certificates"Advances") or pursuant to the terms of any Mortgage Securities. The obligation of the Master
Servicer to make advances will be limited to amounts which the Master Servicer believes ultimately would be reimbursable out of the proceeds of liquidation of the Mortgage Loans or any applicable form of credit support.
See "Description of the Certificates"Advances."

                 MORTGAGE LOAN PROGRAM

     The Mortgage Loans will have been purchased by the Company, either directly or indirectly through Residential Funding, from Sellers. The Mortgage Loans will generally have been originated in accordance with the Company's underwriting standards or alternative underwriting criteria as described below under "Underwriting Standards" or as described in the related
Prospectus Supplement.

Underwriting Standards

     General Standards

     The Company's underwriting standards with respect to certain Mortgage Loans will generally conform to those published in Residential Funding's Seller Guide (together with Residential Funding's Servicer Guide, the "Guide," as modified from time to time). The underwriting standards as set forth in the Guide are continuously revised based on opportunities and prevailing conditions in the residential mortgage market and the market for the Company's mortgage pass-through certificates. The
Mortgage Loans may be underwritten by Residential Funding or by a designated third party. In certain circumstances, however, the Mortgage Loans may be underwritten only by the Seller. See "-Guide Standards-
Qualifications of Sellers." Residential Funding may perform only sample quality assurance reviews to determine whether the Mortgage Loans in any Mortgage Pool were underwritten in accordance with applicable standards.

     With respect to the Company's underwriting standards, as well as any other underwriting standards that may be applicable to any Mortgage Loans, such underwriting standards generally include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage
Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards.
For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

     In addition, the Company purchases Mortgage Loans which do not conform to the underwriting standards set forth in the Guide. Certain of the Mortgage Loans will be purchased in negotiated transactions, and such negotiated transactions may be governed by agreements
("Master Commitments") relating to ongoing purchases of Mortgage Loans by Residential Funding, from Sellers who will represent that the Mortgage Loans have been originated in accordance with underwriting standards agreed to by Residential Funding. Residential Funding, on behalf of the Company, will generally review only a limited portion of the Mortgage Loans in any delivery of such Mortgage Loans from the related Seller for conformity with the applicable underwriting standards.
Certain other Mortgage Loans will be purchased from Sellers who will represent that the Mortgage Loans were originated pursuant to underwriting standards determined by a mortgage insurance company or third party origination system acceptable to Residential Funding.
The Company, or Residential Funding on behalf of the Company, may accept a certification from such insurance company or a confirmation by such third party as to a Mortgage Loan's insurability in a mortgage pool as of the date of certification or confirmation as evidence of a Mortgage Loan conforming to applicable underwriting standards. Such certifications or confirmations will likely have been issued before the purchase of the Mortgage Loan by Residential Funding or the Company.

     The level of review by Residential Funding or the Company, if any, of any Mortgage Loan for conformity with the applicable underwriting standards will vary depending on any one of a number of factors, including (i) factors relating to the experience and status of the Seller, and
(ii) characteristics of the specific Mortgage Loan, including the principal balance, the Loan-to-Value Ratio, the loan type or loan program, and (iii) the applicable credit score of the related Mortgagor used in connection with the origination of the Mortgage Loan (as determined based on a credit scoring model acceptable to the Company). Generally, such credit scoring models provide a means for evaluating the information about a prospective borrower that is available from a credit reporting agency. The underwriting criteria applicable to any program under which the Mortgage Loans may be originated and reviewed may provide that qualification for the loan, or the availability of certain loan features (such as maximum loan amount, maximum Loan-to-
Value Ratio, property type and use, and documentation level) may depend on the borrower's credit score.

     The underwriting standards utilized in negotiated transactions and Master Commitments, the underwriting standards of insurance companies issuing certificates and the underwriting standards applicable to Mortgage Loans underlying Mortgage Securities may vary substantially from the underwriting standards set forth in the Guide.
Such underwriting standards are generally intended to provide an underwriter with information to evaluate the borrower's repayment ability and the adequacy of the Mortgaged Property as collateral. Due to the variety of underwriting standards and review procedures that may be applicable to the Mortgage Loans included in any Mortgage
Pool, the related Prospectus Supplement generally will not distinguish among the various underwriting standards applicable to the Mortgage Loans nor describe any review for compliance with applicable underwriting standards performed by the Company or Residential Funding.
Moreover, there can be no assurance that every Mortgage
Loan was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of Mortgage Loans underwritten pursuant to varying standards as described above will be equivalent under all circumstances. In the case of a Designated Seller Transaction, the applicable underwriting standards will be those of the Seller or of the originator of the Mortgage Loans, and will be described in the related Prospectus Supplement.

     The Company, either directly or indirectly through Residential Funding, will also purchase Mortgage Loans from its affiliates, including GMAC Mortgage Corporation of PA and Homecomings Financial Network, Inc., with underwriting standards generally in accordance with the Guide or as otherwise agreed to by the Company. However, in certain limited circumstances, such Mortgage Loans may be employee or preferred customer loans with respect to which, in accordance with such affiliate's mortgage loan programs, income, asset and employment verifications and appraisals may not have been required. With respect to Mortgage Loans made under any employee loan program maintained by Residential Funding, or its affiliates, in certain limited circumstances preferential interest rates may be allowed, and Primary Insurance Policies may not be required in connection with a Loan-to-Value Ratio over 80%. As to any series of Certificates representing interests in such Mortgage Loans, credit enhancement may be provided covering losses on such Mortgage Loans to the extent that such losses would be covered by Primary
Insurance Policies if obtained, in the form of a corporate guaranty or in certain other forms described herein under "Description of Credit Enhancement." Neither the Company nor Residential Funding will review any affiliate's mortgage loans for conformity with the underwriting standards set forth in the Guide.

     Guide Standards

     The following is a brief description of the underwriting standards set forth in the Guide for full documentation loan programs. Initially, a prospective borrower (other than a trust if the trust is the borrower) is required to fill out a detailed application providing pertinent credit information. As part of the application, the borrower is required to provide a current balance sheet describing assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy. In addition, an employment verification is obtained which reports the borrower's current salary and may contain the length of employment and an indication as to whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has accounts. In the case of a Mortgage
Loan secured by a property owned by a trust, the foregoing procedures may be waived where the Mortgage
Note is executed on behalf of the Trust.

     In determining the adequacy of the Mortgaged
Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements.

     Once all applicable employment, credit and property information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed mortgage loan and other expenses related to the home (such as property taxes and hazard insurance) and other financial obligations and monthly living expenses. The Company will generally underwrite ARM Loans, Buy-Down Mortgage Loans, graduated payment Mortgage Loans and certain other Mortgage Loans on the basis of the borrower's ability to make monthly payments as determined by reference to the Mortgage Rates in effect at origination or the reduced initial monthly payments, as the case may be, and on the basis of an assumption that the borrowers will likely be able to pay the higher monthly payments that may result from later increases in the Mortgage Rates or from later increases in the monthly payments, as the case may be, at the time of such increase even though the borrowers may not be able to make such higher payments at the time of origination. The Mortgage Rate in effect from the origination date of an ARM Loan or certain other types of loans to the first adjustment date generally will be lower, and may be significantly lower, than the sum of the then applicable Index and Note Margin. Similarly, the amount of the monthly payment on Buy-Down Mortgage
Loans and graduated payment Mortgage Loans will increase periodically. If the borrowers' incomes do not increase in an amount commensurate with the increases in monthly payments, the likelihood of default will increase. In addition, in the case of either ARM Loans or graduated payment Mortgage Loans that are subject to negative amortization, due to the addition of Deferred Interest the principal balances of such mortgage loans are more likely to equal or exceed the value of the underlying mortgaged properties, thereby increasing the likelihood of defaults and losses. With respect to Balloon Loans, payment of the Balloon Amount will generally depend on the borrower's ability to obtain refinancing or to sell the Mortgaged Property prior to the maturity of the Balloon Loan, and there can be no assurance that such refinancing will be available to the borrower or that such a sale will be possible.

     The underwriting standards set forth in the Guide may be varied in appropriate cases, specifically in "limited" or "reduced loan documentation" mortgage loan programs. Certain reduced loan documentation programs, for example, do not require income, employment or asset verifications. Generally, in order to be eligible for a reduced loan documentation program, the Loan-to-Value
Ratio must meet applicable guidelines, the borrower must have a good credit history and the borrower's eligibility for such program may be determined by use of a credit scoring model.

     To the extent the Seller fails or is unable to repurchase any Mortgage Loan due to a breach of such representation and warranty, neither the Company, Residential Funding nor any other entity will be so obligated. Furthermore, to the extent that the appraised value of the related Mortgaged Property has declined, the actual Loan-to-Value Ratio with respect to such Mortgage
Loan will be higher than the Loan-to-Value Ratio set forth with respect thereto in the related Prospectus
Supplement.

     In its evaluation of mortgage loans which have 24 or more months of payment experience, Residential Funding generally places greater weight on payment history and may take into account market and other economic trends while placing less weight on underwriting factors generally applied to newly originated mortgage loans.

     The Mortgaged Properties may be located in states where, in general, a lender providing credit on a single-family property may not seek a deficiency judgment against the mortgagor but rather must look solely to the property for repayment in the event of foreclosure. See
"Certain Legal Aspects of the Mortgage
Loans"Anti-Deficiency Legislation and Other Limitations on Lenders." The Company's underwriting standards applicable to all states (including anti-deficiency states) require that the value of the property being financed, as indicated by the appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, although there can be no assurance that such value will support the loan balance in the future.

Qualifications of Sellers

     Except with respect to Designated Seller
Transactions, each Seller (other than the Federal Deposit
Insurance Corporation (the "FDIC") and investment banking firms) will have been approved by Residential Funding for participation in Residential Funding's loan purchase program. In determining whether to approve a seller for participation in the loan purchase program, Residential
Funding generally will consider, among other things, the financial status (including the net worth) of the seller, the previous experience of the seller in originating mortgage loans, the prior delinquency and loss experience of the seller, the underwriting standards employed by the seller and the quality control and, if applicable, the servicing operations established by the seller. There can be no assurance that any Seller presently meets any qualifications or will continue to meet any qualifications at the time of inclusion of mortgage loans sold by it in the Trust Fund for a series of Certificates, or thereafter. If a Seller becomes subject to the direct or indirect control of the FDIC or if a Seller's net worth, financial performance or delinquency and foreclosure rates deteriorate, such institution may continue to be treated as a Seller. Any such event may adversely affect the ability of any such Seller to repurchase Mortgage Loans in the event of a breach of a representation or warranty which has not been cured.

     Residential Funding generally monitors which Sellers are under control of the FDIC or are insolvent, otherwise in receivership or conservatorship or financially distressed. Such Seller may make no representations and warranties with respect to Mortgage Loans sold by it.
The FDIC (either in its corporate capacity or as receiver for a depository institution) may also be a Seller of the Mortgage Loans, in which event neither the FDIC nor the related depository institution may make representations and warranties with respect to the Mortgage Loans sold, or only limited representations and warranties may be made (for example, that the related legal documents are enforceable). The FDIC may have no obligation to repurchase any Mortgage Loan for a breach of a representation and warranty.

     Unless otherwise specified in the related Prospectus
Supplement, the qualifications required of Sellers for approval by Residential Funding as participants in its loan purchase programs may not apply to Sellers in Designated Seller Transactions. To the extent the Seller in a Designated Seller Transaction fails to or is unable to repurchase any Mortgage Loan due to a breach of representation and warranty, neither the Company, Residential Funding nor any other entity will have assumed the representations and warranties and any related losses will be borne by the Certificateholders or by the credit enhancement, if any.

Representations by Sellers

     Each Seller generally will make certain
representations and warranties with respect to the Mortgage Loans sold by such Seller. Such representations and warranties generally include, among other things, that at the time of the sale by the Seller to Residential
Funding of each Mortgage Loan: (i) except in the case of Cooperative Loans, title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title, or another form of coverage in lieu of title insurance as specified in the related Prospectus
Supplement) and any required hazard and primary mortgage insurance were effective at the origination of each Mortgage Loan, and each policy (or certificate of title) remained in effect on the date of purchase of each Mortgage Loan from the Seller by the Company or Residential Funding; (ii) the Seller has good title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a Buy-Down
Mortgage Loan; (iii) there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are, or may be a lien prior to, or equal with, the lien of the related Mortgage (subject only to permissible title insurance exceptions); (iv) to the best of the Seller's knowledge, each Mortgaged
Property is free from damage and in good repair; (v) there are no delinquent tax or, to the best of the Seller's knowledge, assessment liens against the Mortgaged Property; (vi) each Mortgage Loan is current as to all required payments; (vii) if a Primary Insurance
Policy is required with respect to a Mortgage Loan, such Mortgage Loan is the subject of such a policy; and (viii) each Mortgage Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws in all material respects. In the event of a breach of a Seller's representation or warranty that materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the related Seller will be obligated to repurchase such Mortgage Loan as described below. However, there can be no assurance that a Seller will honor its obligation to repurchase any Mortgage Loan as to which such a breach of a representation or warranty arises. Any costs associated with enforcing the Seller's obligation to repurchase such Mortgage Loan will be borne by the related Trust Fund.

     Each Seller will have represented with respect to a Mortgage Loan that any modification agreement was recorded as necessary to preserve the first lien position in the jurisdiction in which the Mortgaged Property is located. If the Mortgage Loans include Cooperative Loans or if an alternative form of coverage in lieu of title insurance was obtained, representations and warranties with respect to title insurance or hazard insurance may not be given. Generally, the cooperative itself is responsible for the maintenance of hazard insurance for property owned by the cooperative, and the borrowers
(tenant-stockholders) of the cooperative do not maintain hazard insurance on their individual dwelling units.

     All of the representations and warranties of a Seller in respect of a Mortgage Loan will have been made as of the date on which such Seller sold the Mortgage
Loan to the Company or Residential Funding; the date as of which such representations and warranties were made will be a date prior to the date of initial issuance of the related series of Certificates or, in the case of a Designated Seller Transaction, will be the date of closing of the related sale by the applicable Seller. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of Certificates. Accordingly, the Seller's purchase obligation (or, if specified in the related Prospectus Supplement, limited replacement option) described below will not arise if, during the period commencing on the date of sale of a Mortgage Loan by the Seller to the Company or Residential Funding, an event occurs that would have given rise to such an obligation had the event occurred prior to sale of the affected Mortgage Loan.

     In the case of a Mortgage Pool consisting of Mortgage Loans purchased by the Company from Sellers through Residential Funding, Residential Funding, except in the case of a Designated Seller Transaction or as to Mortgage Loans underlying any Mortgage Securities or unless otherwise specified in the related Prospectus
Supplement, will also have made certain limited representations and warranties regarding the Mortgage
Loans to the Company at the time (just prior to the initial issuance of the related series of Certificates) that they are sold to the Company. Such representations and warranties will generally include, among other things, that: (i) as of the Cut-off Date, the information set forth in a listing of the related Mortgage Loans is true and correct in all material respects; (ii) except in the case of Cooperative Loans, either a policy of title insurance in the form and amount required by the Guide or an equivalent protection was effective at the origination of each Mortgage Loan, and each policy remained in full force and effect on the date of sale of the Mortgage Loan to the Company; (iii) to the best of Residential
Funding's knowledge, if required, the Mortgage Loans are the subject of a Primary Insurance Policy; (iv)
Residential Funding had good title to each Mortgage Loan and each Mortgage Loan is subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except with respect to any buydown agreement for a Buy-Down Mortgage Loan; (v) to the best of Residential Funding's knowledge, each Mortgaged
Property is free of damage and is in good repair; (vi) each Mortgage Loan complied in all material respects with all applicable local, state and federal laws at the time of origination; (vii) except as otherwise indicated in the related Prospectus Supplement, no Mortgage Loan is one month or more delinquent in payment of principal and interest as of the related Cut-off Date and was not so delinquent more than once during the twelve-month period prior to the Cut-off Date; and (viii) there is no delinquent tax or, to the best of Residential Funding's knowledge, assessment lien against any Mortgaged
Property. In the event of a breach of a representation or warranty made by Residential Funding that materially adversely affects the interests of the Certificateholders in a Mortgage Loan, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan as described below. In addition, Residential Funding will be obligated to repurchase or substitute for as described below any Mortgage Loan as to which it is discovered that the related Mortgage is not a valid first lien on the related Mortgaged Property subject only to (a) liens of real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and certain other permissible title exceptions and (c) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, Residential
Funding will be obligated to repurchase or substitute for such Mortgage Loan in the manner described below.
However, Residential Funding will not be required to repurchase or substitute for any Mortgage Loan if the circumstances giving rise to such requirement also constitute fraud in the origination of the related
Mortgage Loan. Furthermore, because the listing of the related Mortgage Loans generally contains information with respect to the Mortgage Loans as of the Cut-off
Date, prepayments and, in certain limited circumstances, modifications to the interest rate and principal and interest payments may have been made with respect to one or more of the related Mortgage Loans between the Cut-off
Date and the Closing Date. Neither Residential Funding nor any Seller will be required to purchase or substitute for any Mortgage Loan as a result of such prepayment or modification.

     The Company will assign to the Trustee for the benefit of the holders of the related series of Certificates all of its right, title and interest in each agreement by which it purchased a Mortgage Loan from Residential Funding insofar as such agreement relates to the representations and warranties made by a Seller or Residential Funding, as the case may be, in respect of such Mortgage Loan and any remedies provided for with respect to any breach of such representations and warranties. If a Seller or Residential Funding, as the case may be, cannot cure a breach of any representation or warranty made by it in respect of a Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan within 90 days after notice from the Master Servicer, such Seller or Residential Funding, as the case may be, will be obligated to purchase such Mortgage Loan at a price (the
"Purchase Price") set forth in the related Pooling and Servicing Agreement which Purchase Price will generally be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest to the first day of the month following the month of repurchase at the Mortgage Rate (less the amount, expressed as a percentage per annum, payable in respect of master servicing compensation or subservicing compensation, as applicable, and, if applicable, the Excluded Spread).

     Unless otherwise specified in the related Prospectus
Supplement, as to any such Mortgage Loan required to be purchased by Residential Funding as provided above, rather than repurchase the Mortgage Loan, Residential
Funding may, at its sole option, remove such Mortgage
Loan (a "Deleted Mortgage Loan") from the Trust Fund and cause the Company to substitute in its place another
Mortgage Loan of like kind (a "Qualified Substitute
Mortgage Loan"); however, such substitution must be effected within 120 days of the date of the initial issuance of the Certificates with respect to a Trust Fund for which no REMIC election is to be made. With respect to a Trust Fund for which a REMIC election is to be made, except as otherwise provided in the Prospectus Supplement relating to a series of Certificates, such substitution of a defective Mortgage Loan must be effected within two years of the date of the initial issuance of the Certificates, and may not be made if such substitution would cause the Trust Fund to not qualify as a REMIC or result in a prohibited transaction tax under the Code.

     Except as otherwise provided in the related
Prospectus Supplement, any Qualified Substitute Mortgage
Loan generally will, on the date of substitution, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited in a custodial account (the "Custodial Account") in the month of substitution for distribution to the Certificateholders),
(ii) have a Mortgage Rate and a Net Mortgage Rate not less than (and not more than one percentage point greater than) the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution, (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
Mortgage Loan at the time of substitution, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage
Loan, and (v) comply with all of the representations and warranties set forth in the related Pooling and Servicing
Agreement as of the date of substitution.  The related
Pooling and Servicing Agreement may include additional requirements relating to ARM Loans or other specific types of Mortgage Loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the related Prospectus Supplement, a Seller (including a
Seller in a Designated Seller Transaction) will have no option to substitute for a Mortgage Loan that it is obligated to repurchase in connection with a breach of a representation and warranty.

     The Master Servicer will be required under the applicable Pooling and Servicing Agreement to use its best reasonable efforts to enforce this purchase or substitution obligation for the benefit of the Trustee and the Certificateholders, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this purchase or substitution obligation will not become an obligation of the Master Servicer in the event the Seller or Residential Funding, as the case may be, fails to honor such obligation. The Master Servicer will be entitled to reimbursement for any costs and expenses incurred in pursuing such a purchase or substitution obligation, including but not limited to any costs or expenses associated with litigation. In instances where a Seller is unable, or disputes its obligation, to purchase affected Mortgage Loans, the Master Servicer, employing the standards set forth in the preceding sentence, may negotiate and enter into one or more settlement agreements with such Seller that could provide for, among other things, the purchase of only a portion of the affected Mortgage Loans or coverage of certain loss amounts. Any such settlement could lead to losses on the Mortgage Loans which would be borne by the related credit enhancement, and to the extent not available, on the related Certificates. Furthermore, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. In accordance with the above described practices, the Master Servicer will not be required to enforce any purchase obligation of a Seller arising from any misrepresentation by the Seller, if the Master Servicer determines in the reasonable exercise of its business judgment that the matters related to such misrepresentation did not directly cause or are not likely to directly cause a loss on the related Mortgage
Loan. If the Seller fails to repurchase and no breach of either the Company's or Residential Funding's representations has occurred, the Seller's purchase obligation will not become an obligation of the Company or Residential Funding. In the case of a Designated
Seller Transaction where the Seller fails to repurchase a Mortgage Loan and neither the Company, Residential
Funding nor any other entity has assumed the representations and warranties, such repurchase obligation of the Seller will not become an obligation of the Company or Residential Funding. Unless otherwise specified in the related Prospectus Supplement, the foregoing obligations will constitute the sole remedies available to Certificateholders or the Trustee for a breach of any representation by a Seller or by Residential Funding in its capacity as a seller of Mortgage Loans to the Company, or for any other event giving rise to such obligations as described above.

     Neither the Company nor the Master Servicer will be obligated to purchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out such obligations with respect to Mortgage Loans. Such a default by a Seller is not a default by the Company or by the Master
Servicer. However, to the extent that a breach of the representations and warranties of a Seller also constitutes a breach of a representation made by Residential Funding, as set forth above, or by the Company or the Master Servicer, as described below under "Description of the Certificates--Assignment of Mortgage
Loans," Residential Funding, the Company or the Master
Servicer may have a purchase or substitution obligation.
Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust Fund and any losses related thereto shall be allocated to the related credit enhancement, and to the extent not available, to the related Certificates.

     Notwithstanding the foregoing, with respect to any Seller that requests Residential Funding's consent to the transfer of subservicing rights relating to any Mortgage
Loans to a successor servicer, Residential Funding may release such Seller from liability under its representations and warranties described above, upon the assumption of such successor servicer of the Seller's liability for such representations and warranties as of the date they were made. In that event, Residential
Funding's rights under the instrument by which such successor servicer assumes the Seller's liability will be assigned to the Trustee, and such successor servicer shall be deemed to be the "Seller" for purposes of the foregoing provisions.

Subservicing

     The Seller of a Mortgage Loan will generally act as the Subservicer for such Mortgage Loan pursuant to an agreement between Residential Funding and the Subservicer
(a "Subservicing Agreement") unless servicing is released to the Master Servicer or has been transferred to a servicer approved by Residential Funding. The Master
Servicer may, but is not obligated to, assign such subservicing to designated subservicers which will be qualified Sellers and which may include GMAC Mortgage
Corporation of PA or its affiliates. A representative form of Subservicing Agreement is included as an exhibit to the forms of Pooling and Servicing Agreements filed as exhibits to the Registration Statement of which this Prospectus is a part. The Subservicing Agreement executed in connection with a Designated Seller
Transaction or with respect to certain Mortgage Loans sold in negotiated transactions will generally vary from the form filed herewith to accommodate the different features of the Mortgage Loans included in such a Designated Seller Transaction and to vary the parameters constituting an event of default. The following description does not purport to be complete and is qualified in its entirety by reference to the form of Subservicing Agreement and by the discretion of the Master Servicer to modify the Subservicing Agreement and to enter into different Subservicing Agreements. While such Subservicing Agreement will be a contract solely between the Master Servicer and the Subservicer, the Pooling and Servicing Agreement pursuant to which a series of Certificates is issued will provide that, if for any reason the Master Servicer for such series of Certificates is no longer the master servicer of the related Mortgage Loans, the Trustee or any successor
Master Servicer must recognize the Subservicer's rights and obligations under such Subservicing Agreement.

     With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. Each
Subservicer will be required to perform the customary functions of a servicer, including collection of payments from Mortgagors and remittance of such collections to the Master Servicer; maintenance of hazard insurance and filing and settlement of claims thereunder, subject in certain cases to the right of the Master Servicer to approve in advance any such settlement; maintenance of escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by the Mortgagor pursuant to the Mortgage Loan;
processing of assumptions or substitutions (although, unless otherwise specified in the related Prospectus
Supplement, the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage); attempting to cure delinquencies;
and maintaining accounting records relating to the Mortgage Loans. A Subservicer may also be required to supervise foreclosures and under certain circumstances inspect and manage Mortgaged Properties. A Subservicer will also be obligated to make advances to the Master
Servicer in respect of delinquent installments of principal and interest (net of any subservicing or other compensation) on Mortgage Loans, as described more fully under "Description of the Certificates""Advances," and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors. In addition, a Subservicer is obligated to pay to the Master Servicer interest on the amount of any partial prepayment of principal received and applied to reduce the outstanding principal balance of a Mortgage Loan from the date of application of such payment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence will be for the benefit of the Master Servicer as additional servicing compensation. No assurance can be given that the Subservicers will carry out their advance or payment obligations with respect to the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, a Subservicer may transfer its servicing obligations to another entity that has been approved for participation in Residential Funding's loan purchase programs, but only with the approval of the Master Servicer.

     As compensation for its servicing duties, the Subservicer will be entitled to a monthly servicing fee
(to the extent the related Mortgage Loan payment has been collected) in a minimum amount set forth in the related
Prospectus Supplement.  The Subservicer or Master
Servicer may also be entitled to collect and retain, as part of its servicing compensation, any late charges or prepayment penalties, as provided in the Mortgage Note or related instruments. The Subservicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent that the Master
Servicer would be reimbursed under the applicable Pooling and Servicing Agreement. In some instances, the Subservicer will receive additional compensation in the form of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate that the Company or Residential
Funding, as the case may be, required at the time it committed to purchase the Mortgage Loan. See "The
Pooling and Servicing Agreement"Servicing and Other
Compensation and Payment of Expenses."

     Each Subservicer will be required to agree to indemnify the Master Servicer for any liability or obligation sustained by the Master Servicer in connection with any act or failure to act by the Subservicer in its servicing capacity. Each Subservicer is required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master
Servicer.

     Each Subservicer will be required to service each Mortgage Loan pursuant to the terms of the Subservicing
Agreement for the entire term of such Mortgage Loan, unless the Subservicing Agreement is earlier terminated by the Master Servicer or unless servicing is released to the Master Servicer. Subject to applicable law, the Master Servicer may generally terminate a Subservicing
Agreement immediately upon the giving of notice upon certain stated events, including the violation of such Subservicing Agreement by the Subservicer, or upon sixty days' notice to the Subservicer without cause upon payment of an amount generally equal to 2% of the aggregate outstanding principal balance of all mortgage loans, including the Mortgage Loans, serviced by such Subservicer pursuant to a Subservicing Agreement.

     The Master Servicer may agree with a Subservicer to amend a Subservicing Agreement. Upon termination of a Subservicing Agreement, the Master Servicer may act as servicer of the related Mortgage Loans or enter into one or more new Subservicing Agreements. If the Master
Servicer acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a new Subservicing Agreement, each new Subservicer must either be a Seller, meet the standards for becoming a Seller or have such servicing experience that is otherwise satisfactory to the Master Servicer. The
Master Servicer may make reasonable efforts to have the new Subservicer assume liability for the representations and warranties of the terminated Subservicer, but no assurance can be given that such an assumption will occur and, in any event, if the new Subservicer is an affiliate of Residential Funding the liability for such representations and warranties will not be assumed by such new Subservicer. In the event of such an assumption, the Master Servicer may in the exercise of its business judgment release the terminated Subservicer from liability in respect of such representations and warranties. Any amendments to a Subservicing Agreement or to a new Subservicing Agreement may contain provisions different from those described above which are in effect in the original Subservicing Agreements. However, the Pooling and Servicing Agreement for each Trust Fund will provide that any such amendment or new agreement may not be inconsistent with or violate such Pooling and Servicing Agreement in a manner which would materially and adversely affect the interests of the Certificateholders.

            DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued in series. Each series of Certificates (or, in certain instances, two or more series of Certificates) will be issued pursuant to a Pooling and Servicing Agreement, similar to one of the forms filed as an exhibit to the Registration Statement of which this Prospectus is a part. Each Pooling and Servicing Agreement will be filed with the Commission as an exhibit to a Form 8-K. The following summaries
(together with additional summaries under "The Pooling and Servicing Agreement" below) describe certain provisions relating to the Certificates common to each Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Trust Fund and the related Prospectus Supplement.

     Unless otherwise specified in the Prospectus
Supplement with respect to a series, Certificates of each series covered by a particular Pooling and Servicing
Agreement will evidence specified beneficial ownership interests in a separate Trust Fund created pursuant to such Pooling and Servicing Agreement. A Trust Fund will consist of, to the extent provided in the Pooling and Servicing Agreement: (i) such Mortgage Loans (and the related mortgage documents) or interests therein
(including any Mortgage Securities) underlying a particular series of Certificates as from time to time are subject to the Pooling and Servicing Agreement, exclusive of, if specified in the related Prospectus
Supplement, any Excluded Spread or other interest retained by the Company or any of its affiliates with respect to each such Mortgage Loan; (ii) such assets including, without limitation, all payments and collections in respect of the Mortgage Loans or Mortgage
Securities due after the related Cut-off Date, as from time to time are identified as deposited in respect thereof in the Custodial Account and in the related
Certificate Account; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure and certain proceeds from the disposition of any related Additional Collateral; (iv) hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof; and (v) any combination, as and to the extent specified in the related Prospectus
Supplement, of a Letter of Credit, Purchase Obligation,
Mortgage Pool Insurance Policy, Special Hazard Insurance
Policy, Bankruptcy Bond, Certificate Insurance Policy,
Surety Bond or other type of credit enhancement as described under "Description of Credit Enhancement." To the extent that any Trust Fund includes certificates of interest or participations in Mortgage Loans, the related
Prospectus Supplement will describe the material terms and conditions of such certificates or participations.

     Each series of Certificates may consist of any one or a combination of the following: (i) a single class of Certificates; (ii) two or more classes of Certificates, one or more classes of which may be Senior Certificates that are senior in right of payment to any class or classes of Mezzanine Certificates and to any other class or classes of Subordinate Certificates, and as to which certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or Subordinate)
Certificates, as described in the respective Prospectus
Supplement (any such series, a "Senior/Subordinate
Series"); (iii) one or more classes of Strip Certificates which will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions;
(iv) two or more classes of Certificates which differ as to the timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including "planned amortization classes" and "targeted amortization classes" and "very accurately defined maturity classes"), or on the basis of collections from designated portions of the Mortgage
Pool, which series may include one or more classes of Accrual Certificates with respect to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof on each Distribution Date for the period described in the related
Prospectus Supplement; or (v) other types of classes of Certificates, as described in the related Prospectus
Supplement. Credit support for each series of Certificates will be provided by a Mortgage Pool
Insurance Policy, Special Hazard Insurance Policy,
Bankruptcy Bond, Letter of Credit, Purchase Obligation,
Reserve Fund, Certificate Insurance Policy, Surety Bond or other credit enhancement as described under "Description of Credit Enhancement," or by the subordination of one or more classes of Certificates as described under "Subordination" or by any combination of the foregoing.

Form of Certificates

     As specified in the related Prospectus Supplement, the Certificates of each series will be issued either as physical certificates or in book-entry form. If issued as physical certificates, the Certificates will be in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the person appointed under the related Pooling and Servicing Agreement to register the Certificates (the
"Certificate Registrar"). No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term "Certificateholder" or "Holder" as used herein refers to the entity whose name appears on the records of the Certificate Registrar (or, if applicable, a transfer agent) as the registered holder thereof, except as otherwise indicated in the related Prospectus
Supplement.

     If issued in book-entry form, certain classes of a series of Certificates will be initially issued through the book-entry facilities of The Depository Trust Company
("DTC"), or Cedel Bank, SA ("CEDEL") or the Euroclear
System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems, or through such other depository or facility as may be specified in the related Prospectus Supplement. As to any such class of Certificates so issued ("Book-Entry Certificates"), the record holder of such Certificates will be DTC's nominee.
CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC.
DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("DTC Participants," and together with the CEDEL and Euroclear participating organizations, "Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.

     Unless otherwise specified in the related Prospectus
Supplement, no person acquiring an interest in any Book-
Entry Certificate (each such person, a "Beneficial
Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or (ii) the Company elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, Beneficial Owners will not be recognized by the Trustee or the Master Servicer as holders of the related
Certificates for purposes of the Pooling and Servicing
Agreement, and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Indirect
Participants. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in Book-Entry Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participants and, if applicable, Indirect Participants. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any Book-
Entry Certificates will be required to be made in minimum denominations specified in the related Prospectus
Supplement.  The ability of a Beneficial Owner to pledge
Book-Entry Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such Certificates, may be limited because of the lack of physical certificates evidencing such Certificates and because DTC may act only on behalf of Participants.

     Because of time zone differences, the securities account of a CEDEL or Euroclear participant as a result of a transaction with a DTC Participant (other than a depositary holding on behalf of CEDEL or Euroclear) will be credited during a subsequent securities settlement processing day (which must be a business day for CEDEL or Euroclear, as the case may be) immediately following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participant or CEDEL
Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a DTC Participant (other than the depositary for CEDEL or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant
CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL
Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant Depositaries; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines
(European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

     CEDEL, as a professional depository, holds securities for its participating organizations ("CEDEL
Participants") and facilitates the clearance and settlement of securities transactions between CEDEL
Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute.

     Euroclear was created to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear
Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash.
Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear
Operator"), under contract with Euroclear Clearance
Systems S.C., a Belgian co-operative corporation (the
"Clearance Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Clearance
Cooperative. The Clearance Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. The
Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal
Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law
(collectively, the "Terms and Conditions"). The Terms and
Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

     Distributions in respect of the Book-Entry
Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect Participants.
Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates.
Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry
Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions.
None of the Master Servicer, the Company, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Assignment of Trust Fund Assets

     At the time of issuance of a series of Certificates, the Company will cause the Mortgage Loans or Mortgage
Securities and any other assets being included in the related Trust Fund to be assigned to the Trustee or its nominee (which may be the Custodian) together with, if specified in the related Prospectus Supplement, all principal and interest received on or with respect to such Mortgage Loans or Mortgage Securities after the Cut-off Date (other than principal and interest due on or before the Cut-off Date and any Excluded Spread). The
Trustee will, concurrently with such assignment, deliver a series of Certificates to the Company in exchange for the Mortgage Loans or Mortgage Securities. Each Mortgage
Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement.
Such schedule will include, among other things, information as to the principal balance of each Mortgage
Loan as of the Cut-off Date, as well as information respecting the Mortgage Rate, the currently scheduled monthly payment of principal and interest, the maturity of the Mortgage Note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

     In addition, the Company will, as to each Mortgage
Loan other than Mortgage Loans underlying any Mortgage
Securities, deliver to the Trustee (or to the Custodian)
(as described below) certain legal documents relating to such Mortgage Loan that are in possession of the Company, including: (i) the Mortgage Note (and any modification or amendment thereto) endorsed without recourse either in blank or to the order of the Trustee (or its nominee);
(ii) the Mortgage (except for any Mortgage not returned from the public recording office) with evidence of recording indicated thereon or, in the case of a Cooperative Loan, on the related financing statement;
(iii) an assignment in recordable form of the Mortgage
(or, with respect to a Cooperative Loan, an assignment of the related proprietary lease or occupancy agreement);
and (iv) if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related
Pooling and Servicing Agreement. Such assignments may be blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust
Fund may include Mortgage Loans where the original
Mortgage Note is not delivered to the Trustee if the Company delivers to the Trustee or the Custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Residential Funding will agree to repurchase or substitute for such a Mortgage Loan in certain circumstances (see "Mortgage Loan Program"Representations by Sellers").

     In the event that, with respect to any Mortgage
Loan, the Company cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, the Company will deliver or cause to be delivered to the Trustee or the Custodian a true and correct photocopy of such Mortgage or assignment. The Company will deliver or cause to be delivered to the Trustee or the Custodian such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office or from the related Subservicer.
Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's or nominee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan, or except as otherwise specified in the related Prospectus
Supplement.

Review of Mortgage Loans

     The Trustee or the Custodian will hold such documents in trust for the benefit of the Certificateholders, and generally within 45 days after receipt thereof, will review such documents. Unless otherwise provided in the related Prospectus Supplement, if any such document is found to be defective in any material respect, the Trustee or the Custodian shall promptly notify the Master Servicer and the Company, the former of which shall notify the related Subservicer or Seller, as the case may be. If such Subservicer or Seller does not cure the omission or defect within 60 days after notice is given to the Master Servicer, such Subservicer or Seller, as the case may be, will be obligated to purchase within 90 days of such notice the related Mortgage Loan from the Trustee at its Purchase
Price (or, except in the case of a Designated Seller
Transaction, substitute for such Mortgage Loan under the conditions specified in the related Prospectus
Supplement). The Master Servicer will be obligated to enforce this obligation of the Subservicer or Seller, as the case may be, to the extent described above under "Mortgage Loan Program"Representations by Sellers" but subject to the provisions described below under "Realization Upon Defaulted Mortgage Loans." There can be no assurance that the applicable Subservicer or Seller will fulfill its obligation to purchase any Mortgage Loan as described above. Unless otherwise specified in the related Prospectus Supplement, neither the Master
Servicer nor the Company will be obligated to purchase or substitute for such Mortgage Loan if the Subservicer or Seller, as the case may be, defaults on its obligation to do so. Unless otherwise specified in the related
Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. Any Mortgage
Loan not so purchased or substituted for shall remain in the related Trust Fund.

     The Trustee will be authorized at any time to appoint one or more custodians (each, a "Custodian") pursuant to a custodial agreement to maintain possession of and review documents relating to the Mortgage Loans as the agent of the Trustee. The identity of such Custodian, if any, will be set forth in the related
Prospectus Supplement.

     With respect to the Mortgage Loans in a Mortgage
Pool, except in the case of a Designated Seller
Transaction or as to Mortgage Loans underlying any Mortgage Securities or unless otherwise specified in the related Prospectus Supplement, the Company will make certain limited representations and warranties as to the types and geographical concentrations of such Mortgage
Loans and as to the accuracy, in all material respects, of certain identifying information in respect of each such Mortgage Loan (e.g., original Loan-to-Value Ratio, principal balance as of the Cut-off Date, Mortgage Rate and maturity). Upon a breach of any such representation which materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the Company will be obligated to cure the breach in all material respects, to purchase the Mortgage Loan at its Purchase Price or, unless otherwise specified in the related Prospectus
Supplement, to substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions for such substitution by Residential Funding as described above under "Mortgage Loan
Program"Representations by Sellers."  However, the
Company will not be required to repurchase or substitute for any Mortgage Loan in connection with a breach of a representation and warranty if the substance of any such breach also constitutes fraud in the origination of the related Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, this purchase or substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for such a breach of representation by the Company. Any Mortgage
Loan not so purchased or substituted for shall remain in the related Trust Fund.

     The Master Servicer will make certain
representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Pooling and Servicing Agreement. Upon a breach of any such representation of the Master Servicer which materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the Master
Servicer will be obligated either to cure the breach in all material respects or to purchase the Mortgage Loan at its Purchase Price (less unreimbursed advances made by the Master Servicer with respect to such Mortgage Loan) or, unless otherwise specified in the related Prospectus
Supplement, to substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions for such substitution described above under "Mortgage Loan Program"Representations by Sellers."
Unless otherwise specified in the related Prospectus
Supplement, this purchase or substitution obligation will constitute the sole remedy available to Certificateholders or the Trustee for such a breach of representation by the Master Servicer. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust Fund.

     Pursuant to each Pooling and Servicing Agreement, the Master Servicer, either directly or through Subservicers, will service and administer the Mortgage
Loans assigned to the Trustee as more fully set forth below.

Spread

     The Company, the Master Servicer or any of their affiliates, or such other entity as may be specified in the related Prospectus Supplement may retain or be paid a portion of interest due with respect to the related
Mortgage Loans or Mortgage Securities. The payment of any such portion of interest will be disclosed in the related Prospectus Supplement. This payment may be in addition to any other payment (such as the servicing fee) that any such entity is otherwise entitled to receive with respect to the Mortgage Loans or Mortgage
Securities.  Any such payment in respect of the Mortgage
Loans or Mortgage Securities will represent a specified portion of the interest payable thereon and as specified in the related Prospectus Supplement, will either be part of the assets transferred to the related Trust Fund (the
"Excess Spread") or will be excluded from the assets transferred to the related Trust Fund (the "Excluded
Spread"). The interest portion of a Realized Loss or Extraordinary Loss and any partial recovery of interest in respect of the Mortgage Loans or Mortgage Securities will be allocated between the owners of any Excess Spread or Excluded Spread and the Certificateholders entitled to payments of interest as provided in the applicable
Pooling and Servicing Agreement.

Payments on Mortgage Loans; Deposits to Certificate
Account

     Each Subservicer servicing a Mortgage Loan pursuant to a Subservicing Agreement will establish and maintain an account (the "Subservicing Account") which generally meets the requirements set forth in the Guide from time to time, and is otherwise acceptable to the Master
Servicer. A Subservicing Account must be established with a Federal Home Loan Bank or with a depository institution (including the Subservicer itself) whose accounts are insured by the National Credit Union Share
Insurance Fund or the FDIC, and any such depository institution must meet certain minimum rating criteria set forth in the Guide. Except as otherwise permitted by the applicable Rating Agencies, a Subservicing Account generally must be segregated and may not be established as a general ledger account, and only principal and interest payments and escrow payments from mortgage loans serviced for Residential Funding may be held therein.

     A Subservicer is required to deposit into its Subservicing Account on a daily basis all amounts described above under "Mortgage Loan Program-
- - -Subservicing by Sellers" that are received by it in respect of the Mortgage Loans, less its servicing or other compensation. On or before the date specified in the Subservicing Agreement (which date may be no later than the business day prior to the Determination Date referred to below and is currently the 18th day of each month or, if such day is not a business day, the preceding business day), the Subservicer must remit or cause to be remitted to the Master Servicer all funds held in the Subservicing Account with respect to Mortgage
Loans that are required to be so remitted, with the exception of prepayments in full, certain partial prepayments and liquidation proceeds which must be remitted to the Master Servicer within five business days of receipt. The Subservicer is also required to advance on the scheduled date of remittance any monthly installment of principal and interest, less its servicing or other compensation, on any Mortgage Loan for which payment was not received from the Mortgagor. Unless otherwise specified in the related Prospectus Supplement, this obligation of the Subservicer to advance continues through the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure. The Certificateholders are not entitled to any such advances made by a Subservicer.
Each Subservicer may also be required to pay to the Master Servicer, for the Master Servicer's account, interest (net of its servicing or other compensation) on any partial prepayment of principal received during a month and applied by such Subservicer prior to the first day of the following month, from the date of application of such payment to the first day of the following month.

     The Master Servicer will deposit or will cause to be deposited into the Custodial Account certain payments and collections received by it subsequent to the Cut-off Date
(other than payments due on or before the Cut-off Date), as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

          (i)  all payments on account of principal of
     the Mortgage Loans comprising a Trust Fund;

          (ii) all payments on account of interest on the Mortgage Loans comprising such Trust Fund, net of the portion of each payment thereof retained by the Subservicer, if any, as its servicing or other compensation;

          (iii)     all amounts (net of unreimbursed
     liquidation expenses and insured expenses incurred, and unreimbursed Servicing Advances made, by the related Subservicer) received and retained in connection with the liquidation of any defaulted
     Mortgage Loan, by foreclosure or otherwise
     ("Liquidation Proceeds"), including all proceeds of any Special Hazard Insurance Policy, Bankruptcy
     Bond, Mortgage Pool Insurance Policy, Primary
     Insurance Policy and any title, hazard or other insurance policy or guaranty covering any Mortgage
     Loan in such Mortgage Pool (together with any payments under any Letter of Credit, "Insurance
     Proceeds") or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable
     Prospectus Supplement, other than proceeds to be applied to the restoration of the related property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

          (iv) any Buy-Down Funds (and, if applicable, investment earnings thereon) required to be paid to Certificateholders, as described below;

          (v) all proceeds of any Mortgage Loan in such Trust Fund purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Master Servicer, the Company, Residential Funding, any Subservicer or
     Seller or any other person pursuant to the terms of the Pooling and Servicing Agreement. See "Mortgage
     Loan Program"Representations by Sellers,"
     ""Assignment of Mortgage Loans" above and "Purchase
     Obligations;"

          (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments of funds held in the Custodial Account, as described below; and

          (vii)     any amounts required to be
     transferred from the Certificate Account to the Custodial Account.

     In addition to the Custodial Account, the Master
Servicer will establish and maintain, in the name of the Trustee for the benefit of the holders of each series of Certificates, an account for the disbursement of payments on the Mortgage Loans evidenced by each series of Certificates (the "Certificate Account"). Both the
Custodial Account and the Certificate Account must be either (i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any Rating Agency that rated any Certificates of the related series not less than a specified level comparable to the rating category of such Certificates,
(ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Certificateholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained,
(iii) in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet certain rating criteria, (iv) in the case of the Certificate Account, a trust account or accounts maintained with the Trustee, or (v) such other account or accounts acceptable to any applicable Rating
Agency (an "Eligible Account"). The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments, which are generally limited to United States government securities and other investments that are rated, at the time of acquisition, in one of the categories permitted by the related Pooling and Servicing Agreement ("Permitted
Investments"). A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account, or funds therein may be invested in Permitted Investments as described below. The Custodial Account may contain funds relating to more than one series of Mortgage Pass-
Through Certificates as well as payments received on other mortgage loans and assets serviced or master serviced by the Master Servicer that have been deposited into the Custodial Account.

     Unless otherwise set forth in the related Prospectus
Supplement, not later than the business day preceding each Distribution Date, the Master Servicer will withdraw from the Custodial Account and deposit into the applicable Certificate Account, in immediately available funds, the amount to be distributed therefrom to Certificateholders on such Distribution Date. The Master
Servicer or the Trustee will also deposit or cause to be deposited into the Certificate Account: (i) the amount of any advances made by the Master Servicer as described herein under ""Advances," (ii) any payments under any Letter of Credit, and any amounts required to be transferred to the Certificate Account from a Reserve
Fund, as described under "Description of Credit
Enhancement" below, (iii) any amounts required to be paid by the Master Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Master Servicer to cover hazard losses on the Mortgage Loans as described under "Insurance
Policies on Mortgage Loans" below, (iv) any distributions received on any Mortgage Securities included in the Trust
Fund and (v) any other amounts as set forth in the related Pooling and Servicing Agreement.

     The portion of any payment received by the Master
Servicer in respect of a Mortgage Loan that is allocable to Excess Spread or Excluded Spread, as applicable, will generally be deposited into the Custodial Account, but any Excluded Spread will not be deposited in the Certificate Account for the related series of Certificates and will be distributed as provided in the related Pooling and Servicing Agreement.

     Funds on deposit in the Custodial Account may be invested in Permitted Investments maturing in general not later than the business day preceding the next
Distribution Date and funds on deposit in the related
Certificate Account may be invested in Permitted
Investments maturing, in general, no later than the Distribution Date. Except as otherwise specified in the related Prospectus Supplement, all income and gain realized from any such investment will be for the account of the Master Servicer as additional servicing compensation. The amount of any loss incurred in connection with any such investment must be deposited in the Custodial Account or in the Certificate Account, as the case may be, by the Master Servicer out of its own funds upon realization of such loss.

     With respect to each Buy-Down Mortgage Loan, the Subservicer will deposit the related Buy-Down Funds provided to it in a Buy-Down Account which will comply with the requirements set forth herein with respect to a Subservicing Account. Unless otherwise specified in the related Prospectus Supplement, the terms of all Buy-Down
Mortgage Loans provide for the contribution of Buy-Down
Funds in an amount equal to or exceeding either (i) the total payments to be made from such funds pursuant to the related buydown plan or (ii) if such Buy-Down Funds are to be deposited on a discounted basis, that amount of Buy-Down Funds which, together with investment earnings thereon at a rate as set forth in the Guide from time to time will support the scheduled level of payments due under the Buy-Down Mortgage Loan. Neither the Master
Servicer nor the Company will be obligated to add to any such discounted Buy-Down Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any such insufficiency is not recoverable from the Mortgagor or, in an appropriate case, from the Subservicer, distributions to Certificateholders may be affected.
With respect to each Buy-Down Mortgage Loan, the Subservicer will withdraw from the Buy-Down Account and remit to the Master Servicer on or before the date specified in the Subservicing Agreement described above the amount, if any, of the Buy-Down Funds (and, if applicable, investment earnings thereon) for each Buy-
Down Mortgage Loan that, when added to the amount due from the Mortgagor on such Buy-Down Mortgage Loan, equals the full monthly payment which would be due on the Buy-
Down Mortgage Loan if it were not subject to the buydown plan. The Buy-Down Funds will in no event be a part of the related Trust Fund.

     If the Mortgagor on a Buy-Down Mortgage Loan prepays such Mortgage Loan in its entirety during the Buy-Down
Period, the Subservicer will withdraw from the Buy-Down
Account and remit to the Mortgagor or such other designated party in accordance with the related buydown plan any Buy-Down Funds remaining in the Buy-Down
Account.  If a prepayment by a Mortgagor during the Buy-
Down Period together with Buy-Down Funds will result in full prepayment of a Buy-Down Mortgage Loan, the Subservicer will generally be required to withdraw from the Buy-Down Account and remit to the Master Servicer the Buy-Down Funds and investment earnings thereon, if any, which together with such prepayment will result in a prepayment in full; provided that Buy-Down Funds may not be available to cover a prepayment under certain Mortgage
Loan programs. Any Buy-Down Funds so remitted to the Master Servicer in connection with a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the Mortgagor to repay fully the related Mortgage Loan if the Mortgage
Loan were not subject to the buydown plan. Any investment earnings remaining in the Buy-Down Account after prepayment or after termination of the Buy-Down
Period will be remitted to the related Mortgagor or such other designated party pursuant to the agreement relating to each Buy-Down Mortgage Loan (the "Buy-Down
Agreement").  If the Mortgagor defaults during the Buy-
Down Period with respect to a Buy-Down Mortgage Loan and the property securing such Buy-Down Mortgage Loan is sold in liquidation (either by the Master Servicer, the Primary Insurer, the insurer under the Mortgage Pool
Insurance Policy (the "Pool Insurer") or any other insurer), the Subservicer will be required to withdraw from the Buy-Down Account the Buy-Down Funds and all investment earnings thereon, if any, and remit the same to the Master Servicer or, if instructed by the Master
Servicer, pay the same to the Primary Insurer or the Pool
Insurer, as the case may be, if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.

Withdrawals from the Custodial Account

     The Master Servicer may, from time to time, make withdrawals from the Custodial Account for certain purposes, as specifically set forth in the related
Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

          (i)  to make deposits to the Certificate
     Account in the amounts and in the manner provided in the Pooling and Servicing Agreement and described above under "Payments on Mortgage Loans;
     Deposits to Certificate Account";

          (ii) to reimburse itself or any Subservicer for Advances, or for amounts advanced in respect of taxes, insurance premiums or similar expenses
     ("Servicing Advances") as to any Mortgaged
     Property, out of late payments or collections on the Mortgage Loan with respect to which such Advances or Servicing Advances were made;

          (iii)     to pay to itself or any Subservicer
     unpaid Servicing Fees and Subservicing Fees, out of payments or collections of interest on each Mortgage Loan;

          (iv) to pay to itself as additional servicing compensation any investment income on funds deposited in the Custodial Account, any amounts remitted by Subservicers as interest in respect of partial prepayments on the Mortgage Loans, and, if so provided in the Pooling and Servicing Agreement, any profits realized upon disposition of a Mortgaged Property acquired by deed in lieu of foreclosure or repossession or otherwise allowed under the Pooling and Servicing Agreement;

          (v)  to pay to itself, a Subservicer,
     Residential Funding, the Company or the Seller all amounts received with respect to each Mortgage Loan purchased, repurchased or removed pursuant to the terms of the Pooling and Servicing Agreement and not required to be distributed as of the date on which the related Purchase Price is determined;

          (vi) to pay the Company or its assignee, or any other party named in the related Prospectus
     Supplement, all amounts allocable to the Excluded
     Spread, if any, out of collections or payments which represent interest on each Mortgage Loan
     (including any Mortgage Loan as to which title to the underlying Mortgaged Property was acquired);

          (vii)     to reimburse itself or any
     Subservicer for any Advance previously made which the Master Servicer has determined to not be ultimately recoverable from Liquidation Proceeds,
     Insurance Proceeds or otherwise (a "Nonrecoverable
     Advance"), subject to any limitations set forth in the Pooling and Servicing Agreement as described in the related Prospectus Supplement;

          (viii)    to reimburse itself or the Company
     for certain other expenses incurred for which it or the Company is entitled to reimbursement (including reimbursement in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller) or against which it or the Company is indemnified pursuant to the Pooling and Servicing Agreement; and

          (ix) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein.

Distributions

     Beginning on the Distribution Date in the month next succeeding the month in which the Cut-off Date occurs (or such other date as may be set forth in the related
Prospectus Supplement) for a series of Certificates, distribution of principal and interest (or, where applicable, of principal only or interest only) on each class of Certificates entitled thereto will be made either by the Trustee, the Master Servicer acting on behalf of the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"). Such distributions will be made to the persons who are registered as the holders of such Certificates at the close of business on the last business day of the preceding month (the "Record Date").
Notwithstanding any other reference herein to a Distribution Date, with respect to a series of Certificates as to which the Trust Fund includes Mortgage
Securities, the date on which distributions are to be made to the holders of such Certificates may be referred to as the "Payment Date," if so specified in the related
Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, interest which accrues and is not payable on a class of Certificates will be added to the principal balance of each Certificate of such class. Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, the Master
Servicer or the Paying Agent, as the case may be, and the applicable Pooling and Servicing Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. Except as otherwise provided in the related Pooling and Servicing Agreement, the final distribution in retirement of the Certificates will be made only upon presentation and surrender of such Certificates at the office or agency of the Trustee specified in the notice to such Certificateholders.
Distributions will be made to each Certificateholder in accordance with such holder's Percentage Interest in a particular class. The "Percentage Interest" represented by a Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the aggregate initial amount or notional balance of all the Certificates of such class.

Principal and Interest on the Certificates

     The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Certificates will be described in the related Prospectus Supplement. Distributions of interest on each class of Certificates will be made prior to distributions of principal thereon. Each class of Certificates (other than certain classes of Strip
Certificates) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through
Rate, or any combination of two or more such Pass-Through
Rates. The related Prospectus Supplement will specify the Pass-Through Rate or Rates for each class, or the initial Pass-Through Rate or Rates and the method for determining the Pass-Through Rate or Rates. If so specified in the related Prospectus Supplement, interest on any class of Certificates for any Distribution Date may be limited to the extent of available funds for such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     On each Distribution Date for a series of Certificates, the Trustee or the Master Servicer on behalf of the Trustee will distribute or cause the Paying
Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Certificates, an amount equal to the Percentage Interest represented by the Certificate held by such holder multiplied by such class's Distribution Amount. The "Distribution Amount" for a class of Certificates for any Distribution Date will be the portion, if any, of the Principal
Distribution Amount (as defined in the related Prospectus
Supplement) allocable to such class for such Distribution
Date, plus, if such class is entitled to payments of interest on such Distribution Date, one month's interest at the applicable Pass-Through Rate on the principal balance or notional amount of such class specified in the applicable Prospectus Supplement, less certain interest shortfalls, which generally will include (i) any Deferred
Interest added to the principal balance of the Mortgage
Loans and/or the outstanding balance of one or more classes of Certificates on the related Due Date, (ii) any other interest shortfalls (including, without limitation, shortfalls resulting from application of the Relief Act or similar legislation or regulations as in effect from time to time) allocable to Certificateholders which are not covered by advances or the applicable credit enhancement and (iii) unless otherwise specified in the related Prospectus Supplement, Prepayment Interest
Shortfalls (as defined herein), in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

     In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Certificates or Subordinate
Certificates) shall be set forth in the related
Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class unless otherwise set forth in the related
Prospectus Supplement.

     Except as otherwise provided in the related Pooling and Servicing Agreement, on or prior to the 20th day (or, if such day is not a business day, the next business day) of the month of distribution (the "Determination Date"), the Master Servicer will determine the amounts of principal and interest which will be passed through to Certificateholders on the immediately succeeding
Distribution Date. Prior to the close of business on the business day next succeeding each Determination Date, the Master Servicer will furnish a statement to the Trustee
(the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth, among other things, the amount to be distributed on the next succeeding Distribution Date.

Example of Distributions

     The following chart sets forth an example of the flow of funds as it would relate to a hypothetical series of Certificates issued, and with a Cut-off Date occurring, in July 1996:

           Date          Note           Description


July 1 ...................    (A)       Cut-off Date.
July 2-31................     (B)       Subservicers
                                        receive any
                                        Principal
                                        Prepayments and
                                        applicable
                                        interest
                                        thereon.
July 31 ..................    (C)       Record Date.
August 1 ................     (D)       The due date
                                        for payments on
                                        a Mortgage Loan
                                        (the "Due
                                        Date").
August 16 ..............      (E)       Subservicers
                                        remit to the
                                        Master Servicer
                                        scheduled
                                        payments of
                                        principal and
                                        interest due on
                                        August 1 and
                                        received or
                                        advanced by
                                        them.
August 20................     (F)       Determination
                                        Date.
August 26................     (G)       Distribution
                                        Date.

Succeeding months follow the pattern of (B) through (G), except that for succeeding months, (B) will also include the first day of such month. Certain series of Certificates may have different prepayment periods, Cut-off Dates, Record Dates, Due Dates, remittance dates,
Determination Dates and/or Distribution Dates than those set forth above.


(A) The initial principal balance of the Mortgage Pool will be the aggregate principal balance of the Mortgage Loans at the close of business on July 1, 1996, after deducting principal payments due on or before such date. Those principal payments due on or before July 1, and the accompanying interest payments, and any Principal Prepayments received as of the close of business on July 1, 1996 are not part of the Mortgage Pool and will not be passed through to Certificateholders.

(B) Any principal payments received in advance of the scheduled Due Date and not accompanied by a payment of interest for any period following the date of payment ("Principal Prepayments") may be received at any time during this period and will be remitted to the Master Servicer as described in (E) below for distribution to Certificateholders as described in (F) below. When a Mortgage Loan is prepaid in full, interest on the amount prepaid is collected from the Mortgagor only to the date of payment.
     Partial Principal Prepayments are applied so as to reduce the principal balances of the related
     Mortgage Loans as of the first day of the month in which the payments are made; no interest will be paid to Certificateholders in respect of such prepaid amounts for the month in which such partial
     Principal Prepayments were received.

(C) Distributions on August 26 will be made to Certificateholders of record at the close of business on July 31.

(D) Scheduled principal and interest payments are due from Mortgagors.

(E) Payments due on August 1 from Mortgagors will be deposited by the Subservicers in Subservicing
     Accounts (or will be otherwise managed in a manner acceptable to the Rating Agencies) as received and will include the scheduled principal payments plus interest on the July balances (with the exception of interest from the date of prepayment of any Mortgage Loan prepaid in full during July and interest on the amount of partial Principal
     Prepayments in July). Funds required to be remitted from the Subservicing Accounts to the Master Servicer will be so remitted on August 16
     (because August 18, 1996 is not a business day) together with any required Advances by the Subservicers (except that Principal Prepayments in full and certain Principal Prepayments in part received by Subservicers during the month of July will have been remitted to the Master Servicer within five business days of receipt).

(F) On August 20, the Master Servicer will determine the amounts of principal and interest which will be passed through on August 26 to the holders of each class of Certificates. The Master Servicer will be obligated to distribute those payments due August 1 which have been received from Subservicers prior to and including August 16, as well as all Principal
     Prepayments received on Mortgage Loans in July
     (with interest adjusted to the Pass-Through Rates applicable to the respective classes of Certificates and reduced on account of Principal
     Prepayments as described above). Distributions to the holders of Senior Certificates, if any, on August 26 may include certain amounts otherwise distributable to the holders of the related
     Subordinate Certificates, amounts withdrawn from any Reserve Fund and amounts advanced by the Master
     Servicer under the circumstances described in "Subordination" and ""Advances."

(G) On August 26 (because August 25, 1996 is not a business day, the next succeeding business day), the amounts determined on August 20 will be distributed to Certificateholders.

     If provided in the related Prospectus Supplement, the Distribution Date with respect to any series of Certificates as to which the Trust Fund includes Mortgage
Securities may be a specified date or dates other than the 25th day of each month in order to allow for the receipt of distributions on such Mortgage Securities.

Advances

     Unless otherwise specified in the related Prospectus
Supplement, the Master Servicer will agree to advance
(either out of its own funds, funds advanced to it by Subservicers or funds being held in the Custodial Account for future distribution), for the benefit of the Certificateholders, on or before each Distribution Date, an amount equal to the aggregate of all scheduled payments of principal (other than any Balloon Amount in the case of a Balloon Loan) and interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be (an "Advance"), which were delinquent as of the close of business on the business day preceding the Determination Date on the Mortgage Loans, but only to the extent that such Advances would, in the judgment of the Master Servicer, be recoverable out of late payments by the Mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise. The amount of any Advance will be determined based on the amount payable under the Mortgage
Loan as adjusted from time to time and as may be modified as described below under "- Collection and Other
Servicing Practices," and no Advance will be required in connection with any reduction in amounts payable pursuant to the Relief Act or as a result of certain actions taken by a bankruptcy court. As specified in the related
Prospectus Supplement with respect to any series of Certificates as to which the Trust Fund includes Mortgage
Securities, the Master Servicer's advancing obligations will be pursuant to the terms of such Mortgage
Securities, as may be supplemented by the terms of the applicable Pooling and Servicing Agreement, and may differ from the provisions relating to Advances described herein.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to related
Certificateholders. Such Advances do not represent an obligation of the Master Servicer to guarantee or insure against losses. If Advances have been made by the Master
Servicer from cash being held for future distribution to Certificateholders, such funds will be required to be replaced on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than payments required to be made to Certificateholders. Any Advances will be reimbursable to the Master Servicer out of recoveries on the related Mortgage Loans for which such amounts were advanced (e.g., late payments made by the related
Mortgagor, any related Liquidation Proceeds and Insurance
Proceeds, proceeds of any applicable form of credit enhancement, or proceeds of any Mortgage Loan purchased by the Company, Residential Funding, a Subservicer or a Seller under the circumstances described above). Such
Advances may also be reimbursable from cash otherwise distributable to Certificateholders to the extent that the Master Servicer shall determine that any such Advances previously made are not ultimately recoverable as described above. With respect to any Senior/Subordinate Series, so long as the related
Subordinate Certificates remain outstanding and subject to certain limitations with respect to Special Hazard
Losses, Fraud Losses, Bankruptcy Losses and Extraordinary
Losses, such Advances may also be reimbursable out of amounts otherwise distributable to holders of the Subordinate Certificates, if any. The Master Servicer may also be obligated to make Servicing Advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced may be reimbursable to the Master Servicer to the extent permitted by the Pooling and Servicing
Agreement.  Notwithstanding the foregoing, if the Master
Servicer exercises its option, if any, to purchase the assets of a Trust Fund as described under "The Pooling and Servicing Agreement--Termination; Retirement of
Certificates" below, the Master Servicer will be deemed to have been reimbursed for all related Advances previously made by it and not theretofore reimbursed to it. The Master Servicer's obligation to make Advances may be supported by another entity, a letter of credit or other method as may be described in the related Pooling and Servicing Agreement. In the event that the short-term or long-term obligations of the provider of such support are downgraded by a Rating Agency rating the related Certificates or if any collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related
Prospectus Supplement, the Certificates may also be downgraded.

Prepayment Interest Shortfalls

     When a Mortgagor prepays a Mortgage Loan in full between scheduled Due Dates for such Mortgage Loan, the Mortgagor pays interest on the amount prepaid only to but not including the date on which such Principal Prepayment is made. Similarly, Liquidation Proceeds from a Mortgaged
Property will not include interest for any period after the date on which the liquidation took place. The shortfall between a full month's interest due with respect to a Mortgage Loan and the amount of interest paid or recovered with respect thereto in the event of a prepayment or liquidation is referred to as a "Prepayment
Interest Shortfall." If so specified in the related
Prospectus Supplement, to the extent funds are available from the Servicing Fee, the Master Servicer may make an additional payment to Certificateholders with respect to any Mortgage Loan that prepaid in full during the related prepayment period equal to the amount, if any, necessary to assure that, on the related Distribution Date, the Available Distribution Amount would include with respect to each such Mortgage Loan an amount equal to interest at the Mortgage Rate (less the Servicing Fee and Excluded
Spread, if any) for such Mortgage Loan from the date of such prepayment to the related Due Date (such amount, "Compensating Interest"). Unless otherwise specified in the related Prospectus Supplement, Compensating Interest will be limited to the aggregate amount (or any portion thereof) of the Servicing Fee received by the Master
Servicer in that month in relation to the Mortgage Loans or in any other manner, and, if so limited, may not be sufficient to cover the Prepayment Interest Shortfall. If so disclosed in the related Prospectus Supplement, Prepayment Interest Shortfalls may be applied to reduce interest otherwise payable with respect to one or more classes of Certificates of a series. See "Yield
Considerations."

Reports to Certificateholders

     On each Distribution Date, the Master Servicer will forward or cause to be forwarded to each Certificateholder of record a statement or statements with respect to the related Trust Fund setting forth the information described in the related Pooling and Servicing Agreement. Except as otherwise provided in the related Pooling and Servicing Agreement, such information generally will include the following (as applicable):

          (i) the amount, if any, of such distribution allocable to principal;

          (ii) the amount, if any, of such distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

          (iii)     the aggregate unpaid principal
     balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

          (iv) the outstanding principal balance or notional amount of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v)  based on the most recent reports
     furnished by Subservicers, the number and aggregate principal balances of Mortgage Loans in the related
     Mortgage Pool that are delinquent (a) one month,
     (b) two months and (c) three months, and that are in foreclosure;

          (vi) the book value of any property acquired by such Trust Fund through foreclosure or grant of a deed in lieu of foreclosure;

          (vii)     the balance of the Reserve Fund, if
     any, at the close of business on such Distribution
     Date;

          (viii)    the percentage of the outstanding
     principal balances of the Senior Certificates, if applicable, after giving effect to the distributions on such Distribution Date;

          (ix) the amount of coverage under any Letter of Credit, Mortgage Pool Insurance Policy or other form of credit enhancement covering default risk as of the close of business on the applicable
     Determination Date and a description of any credit enhancement substituted therefor;

          (x)  if applicable, the Special Hazard Amount,
     Fraud Loss Amount and Bankruptcy Amount as of the close of business on the applicable Distribution
     Date and a description of any change in the calculation of such amounts;

          (xi) in the case of Certificates benefiting from alternative credit enhancement arrangements described in a Prospectus Supplement, the amount of coverage under such alternative arrangements as of the close of business on the applicable
     Determination Date;

          (xii)     the servicing fee payable to the
     Master Servicer and the Subservicer; and

          (xiii)    with respect to any series of
     Certificates as to which the Trust Fund includes
     Mortgage Securities, certain additional information as required under the related Pooling and Servicing
     Agreement.

     Each amount set forth pursuant to clause (i) or (ii) above will be expressed as a dollar amount per Single
Certificate. As to a particular class of Certificates, a "Single Certificate" generally will evidence a Percentage Interest obtained by dividing $1,000 by the initial principal balance or notional balance of all the Certificates of such class, except as otherwise provided in the related Pooling and Servicing Agreement. In addition to the information described above, reports to Certificateholders will contain such other information as is set forth in the applicable Pooling and Servicing
Agreement, which may include, without limitation, information as to Advances, reimbursements to Subservicers and the Master Servicer and losses borne by the related Trust Fund.

     In addition, to the extent described in the related
Pooling and Servicing Agreement, within a reasonable period of time after the end of each calendar year, the Master Servicer will furnish a report to each person that was a holder of record of any class of Certificates at any time during such calendar year. Such report will include information as to the aggregate of amounts reported pursuant to clauses (i) and (ii) above for such calendar year or, in the event such person was a holder of record of a class of Certificates during a portion of such calendar year, for the applicable portion of such year.

Collection and Other Servicing Procedures

     The Master Servicer, directly or through Subservicers, as the case may be, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related
Pooling and Servicing Agreement and any applicable insurance policy or other credit enhancement, follow such collection procedures as it follows with respect to mortgage loans serviced by it that are comparable to the Mortgage Loans. The Master Servicer may, in its discretion, waive any prepayment charge in connection with the prepayment of a Mortgage Loan or extend the Due
Dates for payments due on a Mortgage Note, provided that the insurance coverage for such Mortgage Loan or any coverage provided by any alternative credit enhancement will not be adversely affected thereby. With respect to any series of Certificates as to which the Trust Fund includes Mortgage Securities, the Master Servicer's servicing and administration obligations will be pursuant to the terms of such Mortgage Securities.

     Under its Subservicing Agreement, a Subservicer is granted certain discretion to extend relief to Mortgagors whose payments become delinquent. A Subservicer may grant a period of temporary indulgence (generally up to three months) to a Mortgagor or may enter into a liquidating plan providing for repayment by the Mortgagor of delinquent amounts within six months from the date of execution of the plan, in each case without the prior approval of the Master Servicer. Other types of forbearance generally require Master Servicer approval.
Neither indulgence nor forbearance with respect to a Mortgage Loan will affect the Pass-Through Rate or Rates used in calculating distributions to Certificateholders.
See "Distributions."

     In certain instances in which a Mortgage Loan is in default (or if default is reasonably foreseeable), and if determined by the Master Servicer to be in the best interests of the related Certificateholders, the Master
Servicer may permit certain modifications of the Mortgage
Loan rather than proceeding with foreclosure. In making such determination, the estimated Realized Loss that might result if such Mortgage Loan were liquidated would be taken into account. Such modifications may have the effect of reducing the Mortgage Rate or extending the final maturity date of the Mortgage Loan. Any such modified Mortgage Loan may remain in the related Trust
Fund, and the reduction in collections resulting from such modification may result in reduced distributions of interest (or other amounts) on, or may extend the final maturity of, one or more classes of the related
Certificates.

     In connection with any significant partial prepayment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the monthly payment is recalculated as an amount that will fully amortize the remaining principal amount thereof by the original maturity date based on the original Mortgage
Rate, provided that such re-amortization shall not be permitted if it would constitute a modification of the Mortgage Loan for federal income tax purposes.

     In any case in which property subject to a Mortgage
Loan (other than an ARM Loan described below) is being conveyed by the Mortgagor, the Master Servicer, directly or through a Subservicer, shall in general be obligated, to the extent it has knowledge of such conveyance, to exercise its rights to accelerate the maturity of such Mortgage Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. If the Master Servicer or Subservicer is prevented from enforcing such due-on-sale clause under applicable law or if the Master Servicer or Subservicer determines that it is reasonably likely that a legal action would be instituted by the related
Mortgagor to avoid enforcement of such due-on-sale clause, the Master Servicer or Subservicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note subject to certain specified conditions. The original Mortgagor may be released from liability on a Mortgage Loan if the Master Servicer or Subservicer shall have determined in good faith that such release will not adversely affect the collectability of the Mortgage Loan. An ARM Loan may be assumed if such ARM Loan is by its terms assumable and if, in the reasonable judgment of the Master Servicer or the Subservicer, the proposed transferee of the related
Mortgaged Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Mortgagor transfers the Mortgaged Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable.
Any fee collected by the Master Servicer or Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master
Servicer or Subservicer as additional servicing compensation unless otherwise set forth in the related
Prospectus Supplement.  See "Certain Legal Aspects of
Mortgage Loans and Related Matters"Enforceability of
Certain Provisions" herein. In connection with any such assumption, the Mortgage Rate borne by the related
Mortgage Note may not be altered. Mortgagors may, from time to time, request partial releases of the Mortgaged
Properties, easements, consents to alteration or demolition and other similar matters. The Master
Servicer or the related Subservicer may approve such a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, and the timely and full collectability of, the related
Mortgage Loan. Any fee collected by the Master Servicer or the Subservicer for processing such request will be retained by the Master Servicer or Subservicer as additional servicing compensation.

     The Master Servicer will be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under the Pooling and Servicing
Agreement.

Realization Upon Defaulted Mortgage Loans

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan (an "REO Mortgage Loan") will be considered for most purposes to be an outstanding
Mortgage Loan held in the Trust Fund until such time as the Mortgaged Property is sold and all recoverable
Liquidation Proceeds and Insurance Proceeds have been received with respect to such defaulted Mortgage Loan (a
"Liquidated Mortgage Loan"). For purposes of calculations of amounts distributable to
Certificateholders in respect of an REO Mortgage Loan, the amortization schedule in effect at the time of any such acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, such amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as such REO Mortgage Loan is considered to remain in the Trust Fund. If a REMIC election has been made, any Mortgaged Property so acquired by the Trust Fund must be disposed of in accordance with applicable federal income tax regulations and consistent with the status of the Trust Fund as a REMIC. To the extent provided in the related Pooling and Servicing Agreement, any income (net of expenses and other than gains described below) received by the Subservicer or the Master Servicer on such Mortgaged Property prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at such time to the extent provided in the related Pooling and Servicing Agreement, for making payments to Certificateholders.

     With respect to a Mortgage Loan in default, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. If such Mortgage Loan is an Additional Collateral Loan, the
Master Servicer (or the related Subservicer, if the lien on the Additional Collateral for such Additional
Collateral Loan is not assigned to the Trustee on behalf of the Certificateholders) may proceed against the related Mortgaged Property or the related Additional
Collateral first or may proceed against both concurrently
(as permitted by applicable law and the terms under which such Additional Collateral is held, including any third-party guarantee). Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage
Loan will be removed from the related Trust Fund.  The
Master Servicer may elect to treat a defaulted Mortgage
Loan as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. Any additional liquidation expenses relating to such Mortgage Loan thereafter incurred will be reimbursable to the Master Servicer (or any Subservicer) from any amounts otherwise distributable to the related Certificateholders, or may be offset by any subsequent recovery related to such Mortgage Loan.
Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to Certificateholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit enhancement, the Master Servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with such defaulted Mortgage Loan.

     With respect to certain series of Certificates, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide, to the extent of coverage thereunder, that a defaulted Mortgage
Loan or REO Mortgage Loan will be removed from the Trust
Fund prior to the final liquidation thereof. In the case of a Senior/Subordinate Series, unless otherwise specified in the related Prospectus Supplement, if a final liquidation of a Mortgage Loan resulted in a Realized Loss and within two years thereafter the Master
Servicer receives a subsequent recovery specifically related to such Mortgage Loan (in connection with a related breach of a representation or warranty or otherwise), such subsequent recovery shall be distributed to the then-current Certificateholders of any outstanding class to which such Realized Loss was allocated (with the amounts to be distributed allocated among such classes in the same proportions as such Realized Loss was allocated), provided that no such distribution shall result in distributions on the Certificates of any such class in excess of the total amounts of principal and interest that would have been distributable thereon if such Mortgage Loan had been liquidated with no Realized
Loss. In the event that any such class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the holders of such class of Certificates when it was retired. In the case of a series of Certificates other than a Senior/Subordinate Series, if so provided in the related
Prospectus Supplement, the applicable form of credit enhancement may provide for reinstatement subject to certain conditions in the event that, following the final liquidation of a Mortgage Loan and a draw under such credit enhancement, subsequent recoveries are received.
If a defaulted Mortgage Loan or REO Mortgage Loan is not so removed from the Trust Fund, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the Certificateholders will bear such loss. However, if a gain results from the final liquidation of an REO Mortgage Loan which is not required by law to be remitted to the related Mortgagor, the Master Servicer will be entitled to retain such gain as additional servicing compensation unless the related
Prospectus Supplement provides otherwise. For a description of the Master Servicer's obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the Mortgage Loans, see "Description of Credit Enhancement" and "Insurance
Policies on Mortgage Loans."

     For a discussion of legal rights and limitations associated with the foreclosure of a Mortgage Loan, see
"Certain Legal Aspects of Mortgage Loans."

                     SUBORDINATION

General

     A Senior/Subordinate Series of Certificates will consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates, as specified in the related Prospectus Supplement.
Subordination of the Subordinate Certificates of any Senior/Subordinate Series will be effected by the following method, unless an alternative method is specified in the related Prospectus Supplement. In addition, certain classes of Senior (or Subordinate)
Certificates may be senior to other classes of Senior (or
Subordinate) Certificates, as specified in the related
Prospectus Supplement.

     With respect to any Senior/Subordinate Series, the total amount available for distribution on each Distribution Date, as well as the method for allocating such amount among the various classes of Certificates included in such series, will be described in the related
Prospectus Supplement. Generally, with respect to any such series, the amount available for distribution will be allocated first to interest on the Senior Certificates of such series, and then to principal of the Senior
Certificates up to the amounts described in the related
Prospectus Supplement, prior to allocation of any amounts to the Subordinate Certificates.

     With respect to any defaulted Mortgage Loan that is finally liquidated, the amount of loss realized, if any (as described in the related Pooling and Servicing
Agreement, a "Realized Loss"), will equal the portion of the Stated Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Master Servicer for related Advances and expenses) towards interest and principal owing on the Mortgage
Loan. With respect to a Mortgage Loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss. The "Stated Principal
Balance" of any Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off
Date, whether received or not, reduced by all amounts allocable to principal that are distributed to Certificateholders on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to any Certificates on or before such date.

     If so provided in the Pooling and Servicing
Agreement, the Master Servicer may be permitted, under certain circumstances, to purchase any Mortgage Loan that is three or more months delinquent in payments of principal and interest, at the Purchase Price. Any
Realized Loss subsequently incurred in connection with any such Mortgage Loan will be borne by the then-current
Certificateholders of the class or classes that would have borne such Realized Loss if such Mortgage Loan had not been so purchased.

     In the event of any Realized Losses not in excess of the limitations described below (other than Extraordinary
Losses), the rights of the Subordinate Certificateholders to receive distributions will be subordinate to the rights of the Senior Certificateholders and the owner of the Excess Spread and as to certain classes of Subordinate Certificates, may be subordinate to the rights of other Subordinate Certificateholders.

     Except as noted below, Realized Losses will be allocated to the Subordinate Certificates of the related series until the outstanding principal balances thereof have been reduced to zero. Additional Realized Losses, if any, will be allocated to the Senior Certificates. If such series includes more than one class of Senior
Certificates, such additional Realized Losses will be allocated either on a pro rata basis among all of the Senior Certificates in proportion to their respective outstanding principal balances or as otherwise provided in the related Prospectus Supplement).

     With respect to certain Realized Losses resulting from physical damage to Mortgaged Properties which are generally of the same type as are covered under a Special
Hazard Insurance Policy, the amount thereof that may be allocated to the Subordinate Certificates of the related series may be limited to an amount (the "Special Hazard
Amount") specified in the related Prospectus Supplement.
See "Description of Credit Enhancement"Special Hazard
Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Certificates of the related series, either on a pro rata basis in proportion to their outstanding principal balances, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses
(including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Certificates may be similarly limited to an amount (with respect to Fraud
Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the "Bankruptcy Amount"), and the
Subordinate Certificates may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro rata basis among all outstanding classes of Certificates or as otherwise specified in the related Prospectus Supplement.
Each of the Special Hazard Amount, Fraud Loss Amount and
Bankruptcy Amount may be subject to periodic reductions and may be subject to further reduction or termination, without the consent of the Certificateholders, upon the written confirmation from each applicable Rating Agency, as set forth in the related Prospectus Supplement, that the then-current rating of the related series of Certificates will not be adversely affected thereby.

     Generally, any allocation of a Realized Loss
(including a Special Hazard Loss) to a Certificate in a Senior/Subordinate Series will be made by reducing the outstanding principal balance thereof as of the Distribution Date following the calendar month in which such Realized Loss was incurred.

     As set forth above, the rights of holders of the various classes of Certificates of any series to receive distributions of principal and interest is determined by the aggregate outstanding principal balance of each such class (or, if applicable, the related notional amount).
The outstanding principal balance of any Certificate will be reduced by all amounts previously distributed on such Certificate in respect of principal, and by any Realized
Losses allocated thereto.  If there are no Realized
Losses or Principal Prepayments on any of the Mortgage
Loans, the respective rights of the holders of Certificates of any series to future distributions generally would not change. However, to the extent set forth in the related Prospectus Supplement, holders of Senior Certificates may be entitled to receive a disproportionately larger amount of prepayments received during certain specified periods, which will have the effect (absent offsetting losses) of accelerating the amortization of the Senior Certificates and increasing the respective percentage ownership interest evidenced by the Subordinate Certificates in the related Trust Fund
(with a corresponding decrease in the percentage of the outstanding principal balances of the Senior
Certificates), thereby preserving the availability of the subordination provided by the Subordinate Certificates.
In addition, as set forth above, certain Realized Losses generally will be allocated first to Subordinate
Certificates by reduction of the outstanding principal balance thereof, which will have the effect of increasing the respective ownership interest evidenced by the Senior
Certificates in the related Trust Fund.

     If so provided in the related Prospectus Supplement, certain amounts otherwise payable on any Distribution
Date to holders of Certificates may be deposited into a Reserve Fund. Amounts held in any Reserve Fund may be applied as described under "Description of Credit
Enhancement"Reserve Funds" and in the related Prospectus
Supplement.

     In lieu of the foregoing provisions, subordination may be effected in the following manner, or in any other manner as may be described in the related Prospectus
Supplement.  The rights of the holders of Subordinate
Certificates to receive any or a specified portion of distributions with respect to the Mortgage Loans may be subordinated to the extent of the amount set forth in the related Prospectus Supplement (the "Subordinate Amount").
As specified in the related Prospectus Supplement, the Subordinate Amount may be subject to reduction based upon the amount of losses borne by the holders of the Subordinate Certificates as a result of such subordination, a specified schedule or such other method of reduction as such Prospectus Supplement may specify.

     With respect to any Senior/Subordinate Series, the terms and provisions of the subordination may vary from those described above. Any such variation and any additional credit enhancement will be described in the related Prospectus Supplement.

Overcollateralization

     If so specified in the related Prospectus
Supplement, interest collections on the Mortgage Loans may exceed interest payments on the Certificates for the related Distribution Date. To the extent such excess interest is applied as principal payments on the Certificates, the effect will be to reduce the principal balance of the Certificates relative to the outstanding balance of the Mortgage Loans, thereby creating
"Overcollateralization" and additional protection to the Certificateholders, as specified in the related
Prospectus Supplement.

           DESCRIPTION OF CREDIT ENHANCEMENT

General

     Credit support with respect to each series of Certificates may be comprised of one or more of the following components. Each component will have a dollar limit and will provide coverage with respect to Realized
Losses that are (i) attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, but not including
Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Mortgaged Property, Bankruptcy Losses or Fraud Losses (any such losses,
"Defaulted Mortgage Losses"); (ii) of a type generally covered by a Special Hazard Insurance Policy (any such losses, "Special Hazard Losses"); (iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the Mortgage Rate on a Mortgage Loan or an extension of its maturity (any such losses, "Bankruptcy Losses"); and (iv) incurred on defaulted Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans (any such losses, "Fraud Losses"). Unless otherwise specified in the related Prospectus Supplement, credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire outstanding principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by credit support or are of a type that is not covered by the credit support, Certificateholders will bear their allocable share of deficiencies. In particular, Defaulted Mortgage Losses, Special Hazard Losses,
Bankruptcy Losses and Fraud Losses in excess of the amount of coverage provided therefor and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered. To the extent that the credit enhancement for any series of Certificates is exhausted, the Certificateholders will bear all further risks of loss not otherwise insured against.

     As specified in the applicable Prospectus
Supplement, credit enhancement may be in the form of a Reserve Fund to cover such losses, in the form of subordination of one or more classes of Certificates as described under "Subordination," or in the form of a Certificate Insurance Policy, a Letter of Credit,
Mortgage Pool Insurance Policies, surety bonds or other types of insurance policies, certain other secured or unsecured corporate guarantees or in such other form as may be described in the related Prospectus Supplement, or in the form of a combination of two or more of the foregoing. In addition, the credit support may be provided by an assignment of the right to receive certain cash amounts, a deposit of cash into a Reserve Fund or other pledged assets, or by banks, insurance companies, guarantees or any combination thereof identified in the related Prospectus Supplement. In addition, coverage with respect to Special Hazard Losses may be provided by a Special Hazard Insurance Policy, coverage with respect to Bankruptcy Losses may be provided by a Bankruptcy Bond and coverage with respect to Fraud Losses may be provided by a mortgage repurchase bond. Certain coverage may also be provided by representations made by Residential
Funding or the Company.  If so specified in the related
Prospectus Supplement, limited credit enhancement may be provided to cover Defaulted Mortgage Losses with respect to Mortgage Loans with Loan-to-Value Ratios at origination of over 80% which are not insured by a Primary Insurance Policy, to the extent that such losses would be covered under a Primary Insurance Policy if obtained, or may be provided in lieu of title insurance coverage, in the form of a corporate guaranty or in certain other forms described in this section. Credit support may also be provided in the form of an insurance policy covering the risk of collection and adequacy of any Additional Collateral provided in connection with any Additional Collateral Loan, subject to the limitations set forth in any such insurance policy. As set forth in the Pooling and Servicing Agreement, credit support may apply to all of the Mortgage Loans or to certain Mortgage
Loans contained in a Mortgage Pool.

     Each Prospectus Supplement will include a description of (a) the amount payable under the credit enhancement arrangement, if any, provided with respect to a series, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions of any agreement relating to such credit support.
Additionally, each Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement (the "Credit Enhancer"), if applicable. The Pooling and Servicing Agreement or other documents may be modified in connection with the provisions of any credit enhancement arrangement to provide for reimbursement rights, control rights or other provisions that may be required by the Credit Enhancer.
To the extent provided in the applicable Prospectus
Supplement and the Pooling and Servicing Agreement, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the performance of or on the aggregate outstanding principal balance of the Mortgage Loans covered thereby. See
"Description of Credit Enhancement"Reduction or
Substitution of Credit Enhancement." If specified in the applicable Prospectus Supplement, credit support for a series of Certificates may cover one or more other series of Certificates.

     The descriptions of any insurance policies, bonds or other instruments described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which generally will be exhibits to the Form 8-K to be filed with the Commission in connection with the issuance of the related series of Certificates.

Letters of Credit

     If any component of credit enhancement as to any series of Certificates is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable
Letter of Credit. The Letter of Credit may provide direct coverage with respect to the Mortgage Loans. The
Letter of Credit Bank, the amount available under the Letter of Credit with respect to each component of credit enhancement, the expiration date of the Letter of Credit, and a more detailed description of the Letter of Credit will be specified in the related Prospectus Supplement.
On or before each Distribution Date, the Letter of Credit
Bank will be required to make certain payments after notification from the Trustee, to be deposited in the related Certificate Account with respect to the coverage provided thereby. The Letter of Credit may also provide for the payment of Advances.

Mortgage Pool Insurance Policies

     Any insurance policy covering losses on a pool of Mortgage Loans (each, a "Mortgage Pool Insurance Policy") obtained by the Company for a Trust Fund will be issued by the Pool Insurer. Each Mortgage Pool Insurance
Policy, subject to the limitations described below and in the Prospectus Supplement, if any, will cover Defaulted
Mortgage Losses in an amount equal to a percentage specified in the applicable Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the Cut-off Date. As set forth under ""Maintenance of Credit
Enhancement," the Master Servicer will use its best reasonable efforts to maintain the Mortgage Pool
Insurance Policy and to present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Certificateholders. The Mortgage Pool Insurance
Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless specified in the related Prospectus
Supplement, the Mortgage Pool Insurance Policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

     Each Mortgage Pool Insurance Policy will provide that no claims may be validly presented thereunder unless, among other things, (i) any required Primary
Insurance Policy is in effect for the defaulted Mortgage
Loan and a claim thereunder has been submitted and settled, (ii) hazard insurance on the property securing such Mortgage Loan has been kept in force and real estate taxes and other protection and preservation expenses have been paid by the Master Servicer, (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its condition (reasonable wear and tear excepted) at the Cut-off Date and (iv) the insured has acquired good and merchantable title to the Mortgaged
Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued and unpaid interest at the applicable
Mortgage Rate to the date of purchase and certain expenses incurred by the Master Servicer or Subservicer on behalf of the Trustee and Certificateholders, or (b) to pay the amount by which the sum of the outstanding principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under any related Primary Insurance Policy. Certificateholders will experience a shortfall in the amount of interest payable on the related Certificates in connection with the payment of claims under a Mortgage Pool Insurance
Policy because the Pool Insurer is only required to remit unpaid interest through the date a claim is paid rather than through the end of the month in which such claim is paid. In addition, the Certificateholders will also experience losses with respect to the related
Certificates in connection with payments made under a Mortgage Pool Insurance Policy to the extent that the Master Servicer expends funds to cover unpaid real estate taxes or to repair the related Mortgaged Property in order to make a claim under a Mortgage Pool Insurance
Policy, as those amounts will not be covered by payments under such policy and will be reimbursable to the Master
Servicer from funds otherwise payable to the Certificateholders. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any (see "Special Hazard Insurance Policies" below for risks which are not covered by such policies), from the related hazard insurance policy or applicable Special Hazard
Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master
Servicer is not required to expend its own funds to restore the damaged property unless it determines that
(a) such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (b) such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

     Unless otherwise specified in the related Prospectus
Supplement, a Mortgage Pool Insurance Policy (and certain
Primary Insurance Policies) will likely not insure against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the Seller or other persons involved in the origination thereof, (ii) failure to construct a Mortgaged Property in accordance with plans and specifications or (iii) bankruptcy, except if specified in the related Prospectus Supplement an endorsement to the Mortgage Pool Insurance Policy provides for insurance against any such loss. Depending upon the nature of the event, a breach of representation made by a Seller may also have occurred. Such a breach, if it materially and adversely affects the interests of Certificateholders and cannot be cured, would give rise to a purchase obligation on the part of the Seller, as described under "Mortgage Loan Program"Representations by Sellers." However, such an event would not give rise to a breach of a representation and warranty or a purchase obligation on the part of the Company or Residential
Funding.

     The original amount of coverage under each Mortgage
Pool Insurance Policy will be reduced over the life of the related series of Certificates by the aggregate amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid includes certain expenses incurred by the Master Servicer or Subservicer as well as accrued interest on delinquent
Mortgage Loans to the date of payment of the claim.  See
"Certain Legal Aspects of Mortgage Loans and Related
Matters"Foreclosure." Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the related
Certificateholders.  In addition, unless the Master
Servicer determines that an Advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, the Master Servicer would not be obligated to make an Advance respecting any such delinquency since the Advance would not be ultimately recoverable to it from either the Mortgage Pool Insurance Policy or from any other related source. See "Description of the Certificates"Advances."

     Since each Mortgage Pool Insurance Policy will require that the property subject to a defaulted Mortgage
Loan be restored to its original condition prior to claiming against the Pool Insurer, such policy will not provide coverage against hazard losses. As set forth under "Insurance Policies on Mortgage Loans"Standard
Hazard Insurance on Mortgaged Properties," the hazard policies covering the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than full replacement cost of such losses. Additionally, no coverage in respect of Special Hazard Losses, Fraud
Losses or Bankruptcy Losses will cover all risks, and the amount of any such coverage will be limited. See
"Special Hazard Insurance Policies" below. As a result, certain hazard risks will not be insured against and may be borne by Certificateholders.

Special Hazard Insurance Policies

     Any insurance policy covering Special Hazard Losses
(a "Special Hazard Insurance Policy") obtained for a
Trust Fund will be issued by the insurer named in the related Prospectus Supplement (the "Special Hazard
Insurer"). Each Special Hazard Insurance Policy subject to limitations described below and in the related
Prospectus Supplement, if any, will protect the related
Certificateholders from Special Hazard Losses which are
(i) losses due to direct physical damage to a Mortgaged
Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Insurance
Policies on Mortgage Loans." A Special Hazard Insurance
Policy will not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the Mortgagor. Aggregate claims under a Special Hazard Insurance Policy will be limited to the amount set forth in the related Pooling and Servicing Agreement and will be subject to reduction as set forth in such related Pooling and Servicing
Agreement. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan has been kept in force and other protection and preservation expenses have been paid by the Master
Servicer.

     Subject to the foregoing limitations, a Special
Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed
Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer or the Subservicer, the insurer will pay the lesser of
(i) the cost of repair or replacement of such property or
(ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Rate to the date of claim settlement and certain expenses incurred by the Master Servicer or the Subservicer with respect to such property. If the property is transferred to a third party in a sale approved by the Special Hazard Insurer, the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by such amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under each Mortgage Pool Insurance Policy that the property be restored before a claim under such policy may be validly presented with respect to the defaulted
Mortgage Loan secured by such property. The payment described under (ii) above will render presentation of a claim in respect of such Mortgage Loan under the related
Mortgage Pool Insurance Policy unnecessary. Therefore, so long as a Mortgage Pool Insurance Policy remains in effect, the payment by the insurer under a Special Hazard
Insurance Policy of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total Insurance Proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.

Bankruptcy Bonds

     In the event of a personal bankruptcy of a Mortgagor, a bankruptcy court may establish the value of the Mortgaged Property of such Mortgagor (and, if specified in the related Prospectus Supplement, any related Additional Collateral) at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property (such difference, a "Deficient Valuation"). The amount of the secured debt could then be reduced to such value, and, thus, the holder of such Mortgage Loan would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value assigned to the Mortgaged Property (and any related Additional
Collateral) by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage
Loan can result from a bankruptcy proceeding, including a reduction in the amount of the Monthly Payment on the related Mortgage Loan (a "Debt Service Reduction"). See
"Certain Legal Aspects of Mortgage Loans and Related
Matters"Anti-Deficiency Legislation and Other Limitations on Lenders." Any Bankruptcy Bond to provide coverage for Bankruptcy Losses resulting from proceedings under the federal Bankruptcy Code obtained for a Trust Fund will be issued by an insurer named in the related Prospectus
Supplement.  The level of coverage under each Bankruptcy
Bond will be set forth in the related Prospectus
Supplement.

Reserve Funds

     If so specified in the related Prospectus
Supplement, the Company will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in the related Pooling and Servicing Agreement.
In the alternative or in addition to such deposit, to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related
Certificates, from the Excess Spread, Excluded Spread or otherwise. To the extent that the funding of the Reserve
Fund is dependent on amounts otherwise payable on related
Certificates, Excess Spread, Excluded Spread or other cash flows attributable to the related Mortgage Loans or on reinvestment income, the Reserve Fund may provide less coverage than initially expected if the cash flows or reinvestment income on which such funding is dependent are lower than anticipated. With respect to any series of Certificates as to which credit enhancement includes a Letter of Credit, if so specified in the related
Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Certificateholders, or applied to reimburse the Master Servicer for outstanding Advances, or may be used for other purposes, in the manner and to the extent specified in the related
Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust Fund. A
Reserve Fund may provide coverage to more than one series of Certificates, if set forth in the related Prospectus
Supplement.

     Unless otherwise specified in the related Prospectus
Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Fund. However, to the extent that the Company, any affiliate thereof or any other entity has an interest in any Reserve Fund, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve
Fund and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates.

     Amounts deposited in any Reserve Fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of the Master Servicer or any other person named in the related Prospectus
Supplement.

Certificate Insurance Policies; Surety Bonds

     If so specified in the related Prospectus
Supplement, the Company may obtain one or more certificate insurance policies (each, a "Certificate
Insurance Policy") or guaranties or one or more surety bonds (each, a "Surety Bond"), issued by insurers or other parties acceptable to the Rating Agency or Agencies rating the Certificates offered, as specified in the related Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any Certificate Insurance
Policy, Surety Bond or guaranty will have the characteristics described in, and will be subject to such limitations and exceptions set forth in, the related
Prospectus Supplement.

Maintenance of Credit Enhancement

     If credit enhancement has been obtained for a series of Certificates, the Master Servicer will be obligated to exercise its best reasonable efforts to keep or cause to be kept such credit enhancement in full force and effect throughout the term of the applicable Pooling and Servicing Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "Reduction or Substitution of Credit Enhancement." The
Master Servicer, on behalf of itself, the Trustee and Certificateholders, will be required to provide information required for the Trustee to draw under any applicable credit enhancement.

     In the event the related insurer ceases to be a "Qualified Insurer" because it ceases to be qualified under applicable law to transact such insurance business or coverage is terminated for any reason other than exhaustion of such coverage, the Master Servicer will use its best reasonable efforts to obtain from another
Qualified Insurer a comparable replacement insurance policy with a total coverage equal to the then outstanding coverage of such policy. If the cost of the replacement policy is greater than the cost of such policy, the coverage of the replacement policy will, unless otherwise agreed to by the Company, be reduced to a level such that its premium rate does not exceed the premium rate on the original insurance policy. In the event that a Pool Insurer ceases to be a Qualified
Insurer because it ceases to be approved as an insurer by the Federal Home Loan Mortgage Corporation ("Freddie
Mac"), the Federal National Mortgage Association ("Fannie
Mae") or any successor entity, the Master Servicer will review, not less often than monthly, the financial condition of such Pool Insurer with a view toward determining whether recoveries under the Mortgage Pool
Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Master Servicer determines that recoveries are so jeopardized, it will exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement insurance policy as described above, subject to the same cost limit. Any losses in market value of the Certificates associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the Certificateholders.

     If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard
Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any Letter of Credit, Mortgage Pool Insurance
Policy or any related Primary Insurance Policy, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master
Servicer for its expenses and (ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any Letter of Credit, Mortgage Pool Insurance Policy, other credit enhancement or any related Primary Insurance Policy is not available because the Master Servicer has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Master Servicer is nevertheless obligated to follow such normal practices and procedures
(subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Mortgage Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.

Reduction or Substitution of Credit Enhancement

     Unless otherwise specified in the Prospectus
Supplement, the amount of credit support provided with respect to any series of Certificates and relating to various types of losses incurred may be reduced under certain specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non-discretionary basis in accordance with a schedule or formula set forth in the related Pooling and Servicing Agreement. Additionally, in most cases, such credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud Losses may be changed, without the consent of the Certificateholders, upon the written assurance from each applicable Rating Agency that the then"current rating of the related series of Certificates will not be adversely affected thereby. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of each class of the related Certificates may be downgraded to a corresponding level, and, unless otherwise specified in the related Prospectus Supplement, neither the Master
Servicer nor the Company will be obligated to obtain replacement credit support in order to restore the rating of the Certificates. The Master Servicer will also be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of each class of the related series of Certificates is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Company, the Master Servicer or such other person that is entitled thereto. Any assets so released and any amount by which the credit enhancement is reduced will not be available for distributions in future periods.

                 PURCHASE OBLIGATIONS

     With respect to certain types of Mortgage Loans to be included in any Mortgage Pool, if specified in the related Prospectus Supplement, the Mortgage Loans may be sold subject to a Purchase Obligation as described below that would become applicable on a specified date or upon the occurrence of a specified event. For example, with respect to certain types of ARM Loans as which the Mortgage Rate is fixed for the first five years, a Purchase Obligation may apply on the first date of the Mortgage Rate of such Mortgage Loan is adjusted, and such obligation may apply to the Mortgage Loans or to the related Certificates themselves, or to a corresponding
Purchase Obligation of the Company or another person as specified in the related Prospectus Supplement. With respect to any Purchase Obligation, such obligation will be an obligation of an entity (which may include a bank or other financial institution or an insurance company) specified in the related Prospectus Supplement, and an instrument evidencing such obligation (a "Purchase
Obligation") shall be delivered to the Trustee for the benefit of the Certificateholders to the related series.

     The specific terms and conditions applicable to any Purchase Obligation will be described in the related
Prospectus Supplement, including the purchase price, the timing of and any limitations and conditions to any such purchase. Any Purchase Obligation will be payable solely to the Trustee for the benefit of the Certificateholders of the related series and will be nontransferable.
Unless otherwise provided in the related Prospectus
Supplement, each Purchase Obligation will be a general unsecured obligation of the provider thereof, and prospective purchasers of Certificates must look solely to the credit of such entity (and not any assets of the related Trust Fund) for payment under the Purchase
Obligation.

         INSURANCE POLICIES ON MORTGAGE LOANS

     Each Mortgage Loan will be required to be covered by a hazard insurance policy (as described below) and, in certain cases, a Primary Insurance Policy or an alternative form of coverage, as described below. The descriptions of any insurance policies set forth in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

Primary Mortgage Insurance Policies

     Unless otherwise specified in the related Prospectus
Supplement, (i) each Mortgage Loan having a Loan-to-Value
Ratio at origination of over 80% generally will be covered by a primary mortgage guaranty insurance policy
(a "Primary Insurance Policy") insuring against default on such Mortgage Loan up to an amount set forth in the related Prospectus Supplement, unless and until the principal balance of the Mortgage Loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than 80%, and (ii) the Company will represent and warrant that, to the best of the Company's knowledge, such Mortgage Loans are so covered. Alternatively, coverage of the type that would be provided by a Primary
Insurance Policy if obtained may be provided by another form of credit enhancement as described herein under "Description of Credit Enhancement." However, the foregoing standard may vary significantly depending on the characteristics of the Mortgage Loans and the applicable underwriting standards. A Mortgage Loan will not be considered to be an exception to the foregoing standard if no Primary Insurance Policy was obtained at origination but the Mortgage Loan has amortized to an 80% or less Loan-to-Value Ratio level as of the applicable
Cut-off Date. Unless otherwise specified in the Prospectus Supplement, the Company will have the ability to cancel any Primary Insurance Policy if the Loan-to-
Value Ratio of the Mortgage Loan is reduced to 80% or less (or a lesser specified percentage) based on an appraisal of the Mortgaged Property after the related
Closing Date or as a result of principal payments that reduce the principal balance of the Mortgage Loan after such Closing Date. Mortgage Loans which are subject to negative amortization will only be covered by a Primary
Insurance Policy if such coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause such Mortgage Loan's
Loan-to-Value Ratio (based on the then-current balance) to subsequently exceed the limits which would have required such coverage upon their origination.

     While the terms and conditions of the Primary
Insurance Policies issued by one primary mortgage guaranty insurer (a "Primary Insurer") will differ generally from those in Primary Insurance Policies issued by other Primary Insurers, each Primary Insurance Policy generally will pay either: (i) the insured percentage of the loss on the related Mortgaged Property; (ii) the entire amount of such loss, after receipt by the Primary
Insurer of good and merchantable title to, and possession of, the Mortgaged Property; or (iii) at the option of the Primary Insurer under certain Primary Insurance Policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (a) the date the Mortgage Loan would have been discharged in full if the default had not occurred or (b) an approved sale. The amount of the loss as calculated under a Primary
Insurance Policy covering a Mortgage Loan will generally consist of the unpaid principal amount of such Mortgage
Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) rents or other payments received by the insured (other than the proceeds of hazard insurance) that are derived from the related Mortgaged Property, (ii) hazard insurance proceeds received by the insured in excess of the amount required to restore such Mortgaged Property and which have not been applied to the payment of the Mortgage
Loan, (iii) amounts expended but not approved by the Primary Insurer, (iv) claim payments previously made on such Mortgage Loan and (v) unpaid premiums and certain other amounts.

     As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the Mortgagor, the insured will typically be required, among other things, to: (i) advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the Primary Insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs; (ii) in the event of any physical loss or damage to the Mortgaged Property, have the Mortgaged Property restored to at least its condition at the effective date of the Primary Insurance
Policy (ordinary wear and tear excepted); and (iii) tender to the Primary Insurer good and merchantable title to, and possession of, the Mortgaged Property.

     For any Certificates offered hereunder, the Master
Servicer will maintain or cause each Subservicer to maintain, as the case may be, in full force and effect and to the extent coverage is available a Primary
Insurance Policy with regard to each Mortgage Loan for which such coverage is required under the standard described above (unless an exception to such standard applies or alternate credit enhancement is provided as described in the related Prospectus Supplement), provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage
Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance
Policy (and was not included in any exception to such standard or covered by alternate credit enhancement as described in the related Prospectus Supplement) and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.

Standard Hazard Insurance on Mortgaged Properties

     The terms of the Mortgage Loans (other than Cooperative Loans) require each Mortgagor to maintain a hazard insurance policy covering the related Mortgaged
Property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. Such coverage generally will be in an amount equal to the lesser of the principal balance of such Mortgage Loan or 100% of the insurable value of the improvements securing the Mortgage Loan. The Pooling and Servicing Agreement will provide that the Master Servicer or Servicer shall cause such hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the Mortgage Loans. The ability of the Master Servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the Master Servicer by Mortgagors or Subservicers.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement
(including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism.
The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a Mortgage Loan are located in a federally designated flood area at the time of origination of such Mortgage Loan, the Pooling and Servicing Agreement generally requires the Master Servicer to cause to be maintained for each such Mortgage Loan serviced, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

     The hazard insurance policies covering the Mortgaged
Properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (i) the replacement cost of the improvements damaged or destroyed less physical depreciation or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Since the amount of hazard insurance that Mortgagors are required to maintain on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See
"Subordination" above for a description of when subordination is provided, the protection (limited to the Special Hazard Amount as described in the related
Prospectus Supplement) afforded by such subordination, and "Description of Credit Enhancement"Special Hazard
Insurance Policies" for a description of the limited protection afforded by any Special Hazard Insurance
Policy against losses occasioned by hazards which are otherwise uninsured against.

                      THE COMPANY

     The Company is an indirect wholly-owned subsidiary of GMAC Mortgage, which is a wholly-owned subsidiary of General Motors Acceptance Corporation. The Company was incorporated in the State of Delaware on January 25, 1985. The Company was organized for the purpose of serving as a private secondary mortgage market conduit.
The Company anticipates that it will in many cases have acquired Mortgage Loans indirectly through Residential
Funding, which is also an indirect wholly-owned subsidiary of GMAC Mortgage. The Company does not have, nor is it expected in the future to have, any significant assets.

     The Certificates do not represent an interest in or an obligation of the Company. The Company's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Company or as otherwise provided in the related Prospectus Supplement.

     The Company maintains its principal office at 8400
Normandale Lake Boulevard, Suite 700, Minneapolis,
Minnesota 55437.  Its telephone number is (612) 832-7000.

            RESIDENTIAL FUNDING CORPORATION

     Unless otherwise specified in the related Prospectus
Supplement, Residential Funding, an affiliate of the Company, will act as the Master Servicer or Manager for a series of Certificates.

     Residential Funding buys conventional mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide, including affiliates, that meet its seller/servicer eligibility requirements and services mortgage loans for its own account and for others. Residential Funding's principal executive offices are located at 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437. Its telephone number is (612) 832-7000. Residential Funding conducts operations from its headquarters in Minneapolis and from offices located in California, Colorado, Connecticut, New
York, Florida, Georgia, Maryland, North Carolina, Rhode
Island and Texas.

     At March 31, 1996, Residential Funding was master servicing a loan portfolio of approximately $28.9 billion. Residential Funding's delinquency, foreclosure and loan loss experience as of the end of the most recent calendar quarter for which such information is available on the portfolio of loans master serviced by it that were originated under its modified loan purchase criteria will be summarized in each Prospectus Supplement relating to a Mortgage Pool master serviced by it. There can be no assurance that such experience will be representative of the results that may be experienced with respect to any particular series of Certificates.

          THE POOLING AND SERVICING AGREEMENT

     As described above under "Description of the Certificates"General," each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement as described in that section. The following summaries describe certain additional provisions common to each Pooling and Servicing Agreement.

Servicing and Other Compensation and Payment of Expenses

     The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each series of Certificates will be equal to the percentage per annum described in the related
Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Mortgage Loan, and such compensation will be retained by it from collections of interest on such Mortgage Loan in the related Trust Fund (after provision has been made for the payment of interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, to Certificateholders and for the payment of any Excess Spread or Excluded Spread) at the time such collections are deposited into the applicable Custodial
Account. Notwithstanding the foregoing, with respect to a series of Certificates as to which the Trust Fund includes Mortgage Securities, the compensation payable to the Master Servicer or Manager for servicing and administering such Mortgage Securities on behalf of the holders of such Certificates may be based on a percentage per annum described in the related Prospectus Supplement of the outstanding balance of such Mortgage Securities and may be retained from distributions of interest thereon, if so specified in the related Prospectus
Supplement.  Unless otherwise specified in the related
Prospectus Supplement, as compensation for its servicing duties, a Subservicer or, if there is no Subservicer, the Master Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement, which may vary under certain circumstances from the amounts described in the Prospectus Supplement. Certain
Subservicers may also receive additional compensation in the amount of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate specified at the time the Company or Residential Funding, as the case may be, committed to purchase the Mortgage Loan. See "Mortgage Loan
Program"Subservicing by Sellers." Subservicers will be required to pay to the Master Servicer an amount equal to one month's interest (net of its servicing or other compensation) on the amount of any partial Principal
Prepayment.  Unless otherwise specified in the related
Prospectus Supplement, the Master Servicer will retain such amounts to the extent collected from Subservicers.
In addition, the Master Servicer or a Subservicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit which may accrue as a result of the investment of funds in the Custodial Account or the applicable Certificate Account (unless otherwise specified in the related Prospectus Supplement) or in a Subservicing Account, as the case may be. In addition, certain reasonable duties of the Master Servicer may be performed by an affiliate of the Master Servicer who will be entitled to compensation therefor.

     The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust Fund and incurred by it in connection with its responsibilities under the Pooling and Servicing
Agreement, including, without limitation, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Certificate Registrar and any Paying
Agent, and payment of expenses incurred in enforcing the obligations of Subservicers and Sellers. The Master
Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Subservicers and Sellers under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursements for certain expenses incurred by it in connection with Liquidated Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation
Proceeds (including Insurance Proceeds).

Evidence as to Compliance

     Each Pooling and Servicing Agreement will provide that the Master Servicer will, with respect to each series of Certificates, deliver to the Trustee, on or before the date in each year specified in the related
Pooling and Servicing Agreement, an officer's certificate stating that (i) a review of the activities of the Master
Servicer during the preceding calendar year relating to its servicing of mortgage loans and its performance under pooling and servicing agreements, including such Pooling and Servicing Agreement has been made under the supervision of such officer, (ii) to the best of such officer's knowledge, based on such review, the Master
Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform
Single Attestation Program for Mortgage Bankers and has fulfilled all its obligations under such Pooling and Servicing Agreement throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of any such obligation, such statement shall include a description of such noncompliance or specify each such default known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage
Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof. In addition, each Pooling and Servicing
Agreement will provide that the Master Servicer will cause a firm of independent public accountants which is a member of the American Institute of Certified Public
Accountants to furnish a report stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made regarding compliance with the minimum servicing standards set forth in the Uniform Single
Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, on comparable statements prepared in connection with examinations conducted in similar manners.

Certain Matters Regarding the Master Servicer and the
Company

     The Pooling and Servicing Agreement for each series of Certificates will provide that the Master Servicer may not resign from its obligations and duties thereunder except upon a determination that performance of such duties is no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling and Servicing Agreement.

     Each Pooling and Servicing Agreement will also provide that, except as set forth below, neither the Master Servicer, the Company, nor any director, officer, employee or agent of the Master Servicer or the Company will be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Master
Servicer, the Company, nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. Each Pooling and Servicing Agreement will further provide that the Master Servicer, the Company, and any director, officer, employee or agent of the Master Servicer or the Company is entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the related series of Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except any such loss, liability or expense otherwise reimbursable pursuant to the Pooling and Servicing
Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Pooling and Servicing
Agreement will provide that neither the Master Servicer nor the Company will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability.
The Master Servicer or the Company may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Company, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

     Any person into which the Master Servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the Master Servicer is a party or any person succeeding to the business of the Master Servicer will be the successor of the Master
Servicer under the Pooling and Servicing Agreement, provided that (i) such person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and
(ii) such merger, consolidation or succession does not adversely affect the then-current rating of the classes of Certificates of the related series that have been rated. In addition, notwithstanding the prohibition on its resignation, the Master Servicer may assign its rights under a Pooling and Servicing Agreement to any person to whom the Master Servicer is transferring a substantial portion of its mortgage servicing portfolio, provided clauses (i) and (ii) above are satisfied and such person is reasonably satisfactory to the Company and the Trustee. In the case of any such assignment, the Master Servicer will be released from its obligations under such Pooling and Servicing Agreement, exclusive of liabilities and obligations incurred by it prior to the time of such assignment.

Events of Default

     Events of Default under the Pooling and Servicing
Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus Supplement, will include, without limitation, (i) any failure by the Master Servicer to make a required deposit to the Certificate Account or, if the Master Servicer is the Paying Agent, to distribute to the holders of any class of Certificates of such series any required payment which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing
Agreement with respect to such series of Certificates which continues unremedied for 30 days (15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the holders of any class of Certificates of such series evidencing not less than 25% of the aggregate Percentage Interests constituting such class; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master
Servicer and certain actions by the Master Servicer indicating its insolvency or inability to pay its obligations. A default pursuant to the terms of any Mortgage Securities included in any Trust Fund will not constitute an Event of Default under the related Pooling and Servicing Agreement.

Rights Upon Event of Default

     So long as an Event of Default remains unremedied, either the Company or the Trustee may, and, at the direction of the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) the Trustee shall, by written notification to the Master Servicer and to the Company or the Trustee, as applicable, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement (other than any rights of the Master Servicer as Certificateholder) covering such Trust
Fund and in and to the Mortgage Loans and the proceeds thereof, whereupon the Trustee or, upon notice to the Company and with the Company's consent, its designee will succeed to all responsibilities, duties and liabilities of the Master Servicer under such Pooling and Servicing
Agreement (other than the obligation to purchase Mortgage
Loans under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master
Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a Fannie Mae- or Freddie Mac-approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial
Master Servicer under the Pooling and Servicing
Agreement.

     No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing
Agreement (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing
Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing
Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     Each Pooling and Servicing Agreement may be amended by the Company, the Master Servicer and the Trustee, without the consent of the related Certificateholders (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error; (iii) to change the timing and/or nature of deposits in the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained
(except that (a) the Certificate Account Deposit Date may not occur later than the related Distribution Date, (b) such change may not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (c) such change may not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency as specified in the related Prospectus Supplement; (iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any, or (b) to restrict the transfer of the REMIC Residual Certificates, provided that the Company has determined that such change would not adversely affect the applicable ratings of any classes of the Certificates, as evidenced by a letter from each applicable Rating Agency as specified in the related Prospectus Supplement, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee; (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not materially inconsistent with the provisions thereof, so long as such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

     The Pooling and Servicing Agreement may also be amended by the Company, the Master Servicer and the Trustee (except as otherwise provided for in the related
Pooling and Servicing Agreement with respect to the Credit Enhancer) with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate
Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the related Certificateholders, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the percentage of Certificates of any class the holders of which are required to consent to any such amendment unless the holders of all Certificates of such class have consented to the change in such percentage.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund to fail to qualify as a REMIC.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing
Agreement for each series of Certificates (other than certain limited payment and notice obligations of the Trustee and the Company, respectively) will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account or by the Master
Servicer and required to be paid to such Certificateholders following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last Mortgage Loan subject thereto and all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company or, if specified in the related
Prospectus Supplement, by the holder of the REMIC
Residual Certificates (see "Certain Federal Income Tax
Consequences" below) from the Trust Fund for such series of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans. In addition to the foregoing, the Master Servicer or the Company may have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus
Supplement in the manner set forth in the related
Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer or the Company, the Mortgage Loans may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Master Servicer or the Company. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable
Pooling and Servicing Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Master Servicer because of such termination.

     Any such purchase of Mortgage Loans and property acquired in respect of Mortgage Loans evidenced by a series of Certificates shall be made at the option of the Master Servicer, the Company or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of any such entity to purchase the Mortgage Loans and related property will be subject to the criteria, and will be at the price, set forth in the related Prospectus
Supplement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust Fund will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

The Trustee

     The Trustee under each Pooling and Servicing
Agreement will be named in the related Prospectus
Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Company and/or its affiliates, including Residential
Funding.

     The Trustee may resign at any time, in which event the Company will be obligated to appoint a successor trustee. The Company may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Company will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                 YIELD CONSIDERATIONS

     The yield to maturity of a Certificate will depend on the price paid by the holder for such Certificate, the Pass-Through Rate on any such Certificate entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Loans and the allocation thereof to reduce the principal balance of such Certificate (or notional amount thereof, if applicable).

     Each monthly interest payment on a Mortgage Loan will be calculated as one-twelfth of the applicable
Mortgage Rate multiplied by the principal balance of such Mortgage Loan outstanding as of the first day of the month prior to the month in which the Distribution Date for the related series of Certificates occurs, after giving effect to the payment of principal due on such first day, subject to any Deferred Interest. The amount of such payments with respect to each Mortgage Loan distributed (or accrued in the case of Deferred Interest or Accrual Certificates) monthly to holders of a class of Certificates entitled to payments of interest will be similarly calculated, unless otherwise specified in the Prospectus Supplement, on the basis of such class's specified percentage of each such payment of interest (or accrual in the case of Accrual Certificates) and will be expressed as a fixed, adjustable or variable Pass-Through
Rate payable on the outstanding principal balance or notional amount of such Certificate, or any combination of such Pass-Through Rates, calculated as described herein and in the related Prospectus Supplement. Holders of Strip Certificates or a class of Certificates having a Pass-Through Rate that varies based on the weighted average Mortgage Rate of the underlying Mortgage Loans will be affected by disproportionate prepayments and repurchases of Mortgage Loans having higher Net Mortgage
Rates or rates applicable to the Strip Certificates, as applicable.

     The effective yield to maturity to each holder of Certificates entitled to payments of interest will be below that otherwise produced by the applicable
Pass-Through Rate and purchase price of such Certificate because, while interest will accrue on each Mortgage Loan from the first day of each month, the distribution of such interest will be made on the 25th day (or, if such day is not a business day, the next succeeding business day) of the month following the month of accrual.

     A class of Certificates may be entitled to payments of interest at a fixed Pass-Through Rate, a variable
Pass-Through Rate or adjustable Pass-Through Rate, or any combination of such Pass-Through Rates, each as specified in the related Prospectus Supplement. A variable Pass-
Through Rate may be calculated based on the weighted average of the Mortgage Rates (net of servicing fees and any Excess Spread or Excluded Spread) of the related
Mortgage Loans (the "Net Mortgage Rate") for the month preceding the Distribution Date. An adjustable Pass-
Through Rate may be calculated by reference to an index or otherwise. The aggregate payments of interest on a class of Certificates, and the yield to maturity thereon, will be affected by the rate of payment of principal on the Certificates (or the rate of reduction in the notional amount of Certificates entitled to payments of interest only) and, in the case of Certificates evidencing interests in ARM Loans, by changes in the Net
Mortgage Rates on the ARM Loans.  See "Maturity and
Prepayment Considerations" below. The yield on the Certificates will also be affected by liquidations of Mortgage Loans following Mortgagor defaults and by purchases of Mortgage Loans in the event of breaches of representations made in respect of such Mortgage Loans by the Company, the Master Servicer and others, or conversions of ARM Loans to a fixed interest rate. See
"Mortgage Loan Program"Representations by Sellers" and
"Descriptions of the Certificates"Assignment of Mortgage
Loans" above. In addition, if the index used to determine the Pass-Through Rate for the Certificates is different than the Index applicable to the Mortgage
Rates, the yield on the Certificates will be sensitive to changes in the index related to the Pass-Through Rate and the yield on the Certificates may be reduced by application of a cap on the Pass-Through Rate based on the weighted average of the Net Mortgage Rates.

     In general, if a Certificate is purchased at a premium over its face amount and payments of principal on the related Mortgage Loans occur at a rate faster than assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if a class of Certificates is purchased at a discount from its face amount and payments of principal on the related Mortgage
Loans occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated.
The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of Certificates having a class entitled to payments of interest only or disproportionate payments of interest. Such a class will likely be sold at a substantial premium to its principal balance and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Certificates, including
Accrual Certificates, Certificates with a Pass-Through
Rate that fluctuates inversely with or at a multiple of an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related
Mortgage Loans than other classes of Certificates.

     The timing of changes in the rate of principal payments on or repurchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the underlying Mortgage Loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the Mortgage Rate by 365. Unless otherwise specified in the related Prospectus Supplement, prepayments in full will reduce the amount of interest distributed in the following month to holders of Certificates entitled to distributions of interest because the resulting
Prepayment Interest Shortfall will not be covered by Compensating Interest. See "Description of the
Certificates"Prepayment Interest Shortfalls." Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related
Mortgage Loan as of the first day of the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan will be to reduce the amount of interest distributed to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, on the prepaid amount. See "Description of the Certificates"Prepayment
Interest Shortfalls." Neither full or partial principal prepayments nor Liquidation Proceeds will be distributed until the Distribution Date in the month following receipt. See "Maturity and Prepayment Considerations."

     The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans and thus the yield on the Certificates.
In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage
Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. The yield on any class of Certificates and the timing of principal payments thereon may also be affected by certain modifications or actions that may be approved by the Master Servicer as described herein under "Description of the Certificates"Collection and Other
Servicing Practices," in connection with a Mortgage Loan that is in default (or if a default is reasonably foreseeable).

     With respect to certain Mortgage Loans including ARM
Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each Mortgage Loan generally will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the mortgagor to make larger monthly payments following the adjustment of the Mortgage Rate.
In addition, the periodic increase in the amount paid by the Mortgagor of a Buy-Down Mortgage Loan during or at the end of the applicable Buy-Down Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under Residential
Funding's underwriting guidelines, and may accordingly increase the risk of default with respect to the related
Mortgage Loan.

     The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the Indices applicable at origination and the related Note Margins), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance of any related class of Certificates will lengthen the weighted average life thereof and may adversely affect yield to holders thereof. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Certificates, the weighted average life of such Certificates will be reduced and may adversely affect yield to holders thereof.

     For each Mortgage Pool, if all necessary Advances are made and if there is no unrecoverable loss on any Mortgage Loan, the net effect of each distribution respecting interest will be to pass-through to each holder of a class of Certificates entitled to payments of interest an amount which is equal to one month's interest at the applicable Pass-Through Rate on such class's principal balance or notional balance, as adjusted downward to reflect any decrease in interest caused by any principal prepayments and the addition of any Deferred Interest to the principal balance of any Mortgage Loan. See "Description of the
Certificates"Principal and Interest on the Certificates."

        MATURITY AND PREPAYMENT CONSIDERATIONS

     As indicated above under "The Mortgage Pools," the original terms to maturity of the Mortgage Loans in a given Mortgage Pool will vary depending upon the type of Mortgage Loans included in such Mortgage Pool. The
Prospectus Supplement for a series of Certificates will contain information with respect to the types and maturities of the Mortgage Loans in the related Mortgage
Pool.  Unless otherwise specified in the related
Prospectus Supplement, all of the Mortgage Loans may be prepaid without penalty in full or in part at any time.
The prepayment experience, the timing and rate of repurchases and the timing and amount of liquidations with respect to the related Mortgage Loans in a Mortgage
Pool will affect the life and yield of the related series of Certificates.

     With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Mortgage Loans, is expected to be a substantial amount) will generally depend on the Mortgagor's ability to obtain refinancing of such Mortgage Loans or to sell the Mortgaged Property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage loan interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Unless otherwise specified in the related Prospectus Supplement, neither the Company, the Master Servicer nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The
Prospectus Supplement for each series of Certificates may describe one or more such prepayment standards or models and may contain tables setting forth the projected yields to maturity on each class of Certificates and/or the weighted average life of each class of Certificates and the percentage of the original principal amount of each class of Certificates of such series that would be outstanding on specified payment dates for such series based on the assumptions stated in such Prospectus
Supplement, including assumptions that prepayments on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment standard or model. There is no assurance that prepayment of the Mortgage Loans underlying a series of Certificates will conform to any level of the prepayment standard or model specified in the related Prospectus Supplement

     A number of factors, including homeowner mobility, economic conditions, changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the properties securing the mortgages, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, solicitations and the availability of mortgage funds, and the obtaining of secondary financing by the Mortgagor, may affect prepayment experience. Unless otherwise specified in the related Prospectus Supplement, all Mortgage Loans (other than ARM Loans) will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the Mortgage Loan upon sale or certain transfers by the Mortgagor of the underlying
Mortgaged Property.  Unless the related Prospectus
Supplement indicates otherwise, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law, provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. An ARM Loan is assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Master Servicer or the related Subservicer, the security for the ARM Loan would not be impaired by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Certificates. See "Description of the
Certificates"Collection and Other Servicing Procedures" and "Certain Legal Aspects of Mortgage Loans and Related
Matters"Enforceability of Certain Provisions" for a description of certain provisions of the Pooling and Servicing Agreement and certain legal developments that may affect the prepayment experience on the Mortgage
Loans.

     In addition, certain Mortgage Securities included in a Mortgage Pool may be backed by underlying Mortgage
Loans having differing interest rates. Accordingly, the rate at which principal payments are received on the related Certificates will, to a certain extent, depend on the interest rates on such underlying Mortgage Loans.

     At the request of the Mortgagor, a Subservicer may allow the refinancing of a Mortgage Loan in any Trust
Fund by accepting prepayments thereon and permitting a new loan secured by a mortgage on the same property. In the event of such a refinancing, the new loan would not be included in the related Trust Fund and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A
Subservicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, Subservicers or the Master Servicer may encourage the refinancing of Mortgage Loans, including defaulted Mortgage Loans, that would permit creditworthy borrowers to assume the outstanding indebtedness of such Mortgage Loans.

     All statistics known to the Company that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

     The rate of prepayment with respect to conventional fixed-rate mortgage loans has fluctuated significantly in recent years. For example, published principal balance information for Freddie Mac and Fannie Mae securities backed by conventional fixed-rate mortgage loans indicates that the prepayment rates for such mortgage securities were substantially lower during the high interest rate climate prevailing during 1980, 1981 and early 1982 than the prepayment rates during 1985 and 1986 when prevailing interest rates declined. In general, if interest rates fall below the Mortgage Rates on fixed-rate Mortgage Loans, the rate of prepayment would be expected to increase.

     Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will (i) not increase or decrease such Mortgage
Rates by more than a fixed percentage amount on each adjustment date, (ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM
Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Mortgage Pool at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently low in relation to the then-current Mortgage Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of any series of Certificates.

     Under certain circumstances, the Master Servicer, the Company or, if specified in the related Prospectus
Supplement, the holders of the REMIC Residual
Certificates may have the option to purchase the Mortgage
Loans in a Trust Fund.  See "The Pooling and Servicing
Agreement"Termination; Retirement of Certificates."

        CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by state law (which laws may differ substantially from state to state), the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage
Loans.

The Mortgage Loans

     General

     The Mortgage Loans (other than Cooperative Loans) will be secured by deeds of trust, mortgages or deeds to secure debt depending upon the prevailing practice in the state in which the related Mortgaged Property is located.
In some states, a mortgage, deed of trust or deed to secure debt creates a lien upon the real property encumbered by the mortgage. In other states, the mortgage, deed of trust or deed to secure debt conveys legal title to the property to the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). It is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.
Priority with respect to such instruments depends on their terms and in some cases on the terms of separate subordination or inter-creditor agreements, and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower/homeowner; the beneficiary, who is the lender; and a third-party grantee called the trustee.
Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage or deed to secure debt and, in certain deed of trust, transactions, the directions of the beneficiary.

     Cooperative Loans

     If specified in the Prospectus Supplement relating to a series of Certificates, the Mortgage Loans may include Cooperative Loans. Each debt instrument (a
"Cooperative Note") evidencing a Cooperative Loan will be secured by a security interest in shares issued by the related corporation (a "Cooperative") that owns the related apartment building, which is a corporation entitled to be treated as a housing cooperative under federal tax law, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative's building.
The security agreement will create a lien upon, or grant a security interest in, the Cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement (or the filing of the financing statements related thereto) in the appropriate recording office or the taking of possession of the Cooperative shares, depending on the law of the state in which the Cooperative is located. Such a lien or security interest is not, in general, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges.

     Unless otherwise specified in the related Prospectus
Supplement, all Cooperative buildings relating to the Cooperative Loans are located in the State of New York.
Generally, each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage (or mortgages) on the Cooperative's building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessee, as the case may be, is also responsible for fulfilling such mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative's building or the obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of shares of the Cooperative or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

     Each Cooperative is owned by shareholders (referred to as tenant-stockholders) who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. Generally, a tenant-stockholder of a Cooperative must make a monthly rental payment to the Cooperative pursuant to the proprietary lease, which rental payment represents such tenant-stockholder's pro rata share of the Cooperative's payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a Cooperative Loan evidenced by a Cooperative Note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related shares of the related
Cooperative. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the Cooperative Note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares.
See "Foreclosure on Shares of Cooperatives" below.

Tax Aspects of Cooperative Ownership

     In general, a "tenant-stockholder" (as defined in Section 216(b)(2) of the Code of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his or her taxable year to the corporation representing his or her proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under
Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis.
Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative
Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under
Section 216(a) of the Code with respect to those years.
In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under
Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

     Foreclosure on Mortgage Loans

     Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee or lender, as applicable, to sell the property upon any default by the borrower under the terms of the note or deed of trust. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, in some states, the trustee or lender, as applicable, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some states' laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

     Foreclosure of a mortgage generally is accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may result from difficulties in locating and serving necessary parties, including borrowers located outside the jurisdiction in which the mortgaged property is located. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

     In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

     In the case of foreclosure under a mortgage, a deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale may have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage or deed of trust, accrued and unpaid interest and the expense of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property.
Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of Certificates. See
"Description of Credit Enhancement."

     Foreclosure on Shares of Cooperatives

     The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant-stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative's building incurred by such tenant-stockholder. Generally, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also generally provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares and assigning the proprietary lease. Such approval or consent is usually based on the prospective purchaser's income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

     Because of the nature of Cooperative Loans, lenders do not require the tenant-stockholder (i.e., the borrower) to obtain title insurance of any type.
Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative's building or real estate also may adversely affect the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

     A foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the Uniform Commercial Code
(the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price.
Generally, a sale conducted according to the usual practice of creditors selling similar collateral in the same area will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.
See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     Rights of Redemption

     In some states, after sale pursuant to a deed of trust, a deed to secure debt or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period (generally ranging from six months to two years) in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.

     Anti-Deficiency Legislation and Other Limitations on
Lenders

     Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage or a deed to secure debt. In some states (including California), statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a Mortgage Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which such deficiency judgment may be executed. Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security;
however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower.
 Finally, in certain other states, statutory provisions limit any deficiency judgment against the borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the borrower as a result of low or no bids at the judicial sale.

     Generally, Article 9 of the UCC governs foreclosure on Cooperative Shares and the related proprietary lease or occupancy agreement. Some courts have interpreted
Article 9 to prohibit or limit a deficiency award in certain circumstances, including circumstances where the disposition of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its collateral and/or enforce a deficiency judgment. For example, under the federal bankruptcy law, all actions against the debtor, the debtor's property and any co-debtor are automatically stayed upon the filing of a bankruptcy petition.
Moreover, a court having federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on such debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule, even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition.
Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property which is not the principal residence of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.
Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period. Courts with federal bankruptcy jurisdiction similarly may be able to modify the terms of a Cooperative Loan.

     Certain tax liens arising under the Code may, in certain circumstances, have priority over the lien of a mortgage, deed to secure debt or deed of trust. This may have the effect of delaying or interfering with the enforcement of rights with respect to a defaulted
Mortgage Loan.

     In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate
Settlement Procedures Act, Equal Credit Opportunity Act,
Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

     Certain of the Mortgage Loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-
Lending Act by the Homeownership and Equity Protection
Act of 1994 (such Mortgage Loans, "High Cost Loans"), if such Mortgage Loans were originated on or after October
1, 1995, are not mortgage loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. Purchasers or assignees of any High
Cost Loan, including any Trust Fund, could be liable for all claims and subject to all defenses arising under such provisions that the borrower could assert against the originator thereof. Remedies available to the borrower include monetary penalties, as well as recision rights if the appropriate disclosures were not given as required.

     Enforceability of Certain Provisions

     Unless the Prospectus Supplement indicates otherwise, the Mortgage Loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain
Depository Institutions Act of 1982 (the "Garn-St Germain
Act"), preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St
Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

     The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.

     Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust, deeds to secure debt or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a deed to secure a debt or a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

     Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to impose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Unless otherwise set forth in the related Prospectus
Supplement, each Seller, or another specified party, will have represented that each Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Mortgage Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.

     Alternative Mortgage Instruments

     Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to the origination of alternative mortgage instruments by national banks, (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions and (iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations.
Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

Environmental Legislation

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Most environmental statutes create obligations for any party that can be classified as the "owner" or "operator" of a "facility" (referring to both operating facilities and to real property). Under the laws of some states and under the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, a lender may be liable, as an "owner" or "operator," for costs arising out of releases or threatened releases of hazardous substances that require remedy at a mortgaged property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower or, subsequent to a foreclosure, in the management of the property. Such liability may arise regardless of whether the environmental damage or threat was caused by a prior owner.

     Under federal and certain state laws, contamination of a property may give rise to a lien on the property to assure the payment of costs of clean-up. Under federal law and in several states, such a lien has priority over the lien of an existing mortgage against such property.
If a lender is or becomes directly liable following a foreclosure, it may be precluded from bringing an action for contribution against the owner or operator who created the environmental hazard. Such clean-up costs may be substantial. It is possible that such costs could become a liability of the related Trust Fund and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

     Except as otherwise specified in the applicable
Prospectus Supplement, at the time the Mortgage Loans were originated, no environmental assessment or a very limited environment assessment of the Mortgaged
Properties will have been conducted.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. With respect to Mortgage Loans included in a Trust Fund, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Master
Servicer to collect full amounts of interest on such Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans, would result in a reduction of the amounts distributable to the holders of the related Certificates, and would not be covered by Advances or any form of credit enhancement provided in connection with the related series of Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master
Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan which goes into default, there may be delays in payment and losses on the related Certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage
Loans resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders of the related series.

Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.
Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty.
The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage
Loans.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt
Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction.
The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

        CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

     The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of
Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns
(including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return.
Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein or in a Prospectus
Supplement. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences."
Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

     The following discussion addresses REMIC
Certificates representing interests in a Trust Fund, or a portion thereof, which the Master Servicer will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust
Fund, the federal income consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement.
For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and Section 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID
Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

     Classification of REMICs

     Upon the issuance of each series of REMIC
Certificates, Thacher Proffitt & Wood or Orrick,
Herrington & Sutcliffe, counsel to the Company, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related
Pooling and Servicing Agreement, the related Trust Fund
(or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or
"residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The
Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC
Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

     Characterization of Investments in REMIC
Certificates

     In general, the REMIC Certificates will be "qualifying real property loans" within the meaning of
Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated.
Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual
Certificates will be interest described in Section
856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section
860G(a)(3)(C) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The
Master Servicer will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets
(to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances
Mortgage Loans (including Additional Collateral Loans) may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include
Additional Collateral Loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the Mortgage Loans not to qualify for one or more of such characterizations. If so, the related Prospectus
Supplement will describe the Mortgage Loans (including
Additional Collateral Loans) that may not be so treated.
The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code.

     Tiered REMIC Structures

     For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered
REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Thacher Proffitt & Wood or Orrick, Herrington &
Sutcliffe, counsel to the Company, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing
Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC
Provisions.

     Solely for purposes of determining whether the REMIC
Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under
Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.

     Taxation of Owners of REMIC Regular Certificates

          General

     Except as otherwise stated in this discussion, REMIC
Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC
Regular Certificates under an accrual method.

          Original Issue Discount

     Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of
Section 1273(a) of the Code.  Any holders of REMIC
Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section
1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount.
Regulations have not been issued under that section.

     The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC
Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference
Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption used by the Master Servicer in reporting original issue discount for each series of REMIC Regular Certificates
(the "Prepayment Assumption") will be consistent with this standard and will be disclosed in the related
Prospectus Supplement. However, neither the Company nor the Master Servicer will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC
Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular
Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest."
"Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC
Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied by the Master Servicer with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service
("IRS").

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments.
Assuming the "accrual period" (as defined herein) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular
Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular
Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first
Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate.
However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC
Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular
Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID
Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See
"Market Discount" for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular
Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular
Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period.
The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over
(ii) the adjusted issue price of such REMIC Regular
Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment
Assumption and (2) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage
Loans being prepaid at a rate equal to the Prepayment
Assumption. The adjusted issue price of a REMIC Regular
Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     The OID Regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related
Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to securities that represent the ownership of multiple uncertificated REMIC regular interests will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related Prospectus Supplement, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID
Regulations, so long as the Pooling and Servicing
Agreement requires that such uncertificated regular interests be transferred together.

     A subsequent purchaser of a REMIC Regular
Certificate that purchases such Certificate at a cost
(excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate.
However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

          Market Discount

     A Certificateholder that purchases a REMIC Regular
Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC
Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID
Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular
Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

     However, market discount with respect to a REMIC
Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See
"Original Issue Discount." Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC
Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular
Certificate as of the beginning of the accrual period, or
(iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount.
Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     In addition, under Section 1277 of the Code, a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular
Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies.
Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

          Premium

     A REMIC Regular Certificate purchased at a cost
(excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC
Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related
REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit
Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See
"Market Discount." The Committee Report states that the same rules that apply to accrual of market discount
(which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular
Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

          Realized Losses

     Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more Realized Losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular
Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable.
As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates

          General

     As residual interests, the REMIC Residual
Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage
Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related
Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "Taxable
Income of the REMIC" and will be taxable to the REMIC
Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual
Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a REMIC Residual
Certificateholder that purchased such REMIC Residual
Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined herein) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a REMIC Residual
Certificateholder in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual
Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual
Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual
Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions," residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC
Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual
Certificateholders after-tax rate of return.

          Taxable Income of the REMIC

     The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular
Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt deductions with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Master
Servicer intends to treat the fair market value of the Mortgage Loans as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC
Residual Certificates. Such aggregate basis will be allocated among the Mortgage Loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "Taxation of Owners of REMIC Regular Certificates "Original Issue Discount."
Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master
Servicer may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders
(that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular
Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage
Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

     The REMIC will be allowed deductions for interest
(including original issue discount) on the REMIC Regular
Certificates (including any other class of REMIC
Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates
(including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "Taxation of Owners of REMIC
Regular Certificates"Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates
(including any other class of Certificates constituting
"regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular
Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year.
Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "Taxation of Owners of REMIC Regular
Certificates"Original Issue Discount."

     As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting.
However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "Prohibited Transactions and Other
Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See
"Possible Pass-Through of Miscellaneous Itemized
Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

          Basis Rules, Net Losses and Distributions

     The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual
Certificate, increased by amounts included in the income of the related Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such related Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual
Certificateholder's adjusted basis in its REMIC Residual
Certificate as of the close of such calendar quarter
(determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual
Certificate.  The ability of REMIC Residual
Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which such Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain
REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC
Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual
Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust
Fund. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual
Certificateholders.  To the extent such REMIC Residual
Certificateholders initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a
Certificateholder may not amortize its basis in a REMIC
Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "Sales of REMIC
Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual
Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "General."

          Excess Inclusions

     Any "excess inclusions" with respect to a REMIC
Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC
Residual Certificate over (ii) the sum of the "daily accruals" (as defined herein) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date.
For this purpose, the adjusted issue price of a REMIC
Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC
Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual
Certificate is the initial offering price to the public
(excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "Foreign Investors in REMIC Certificates."

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual
Certificates are considered to have "significant value."
The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual
Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates.
In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual
Certificates must equal or exceed 20% of the anticipated weighted average life of the REMIC and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual
Certificate as an excess inclusion if the REMIC Residual
Certificates are considered not to have "significant value." The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC
Regulations; except that any disclosure that a REMIC
Residual Certificate will have "significant value" will be based upon certain assumptions, and the Company will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual
Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

          Noneconomic REMIC Residual Certificates

     Under the REMIC Regulations, transfers of
"noneconomic" REMIC Residual Certificates will be
disregarded for all federal income tax purposes if "a
significant purpose of the transfer was to enable the
transferor to impede the assessment or collection of
tax."  If such transfer is disregarded, the purported
transferor will continue to remain liable for any taxes
due with respect to the income on such "noneconomic"
REMIC Residual Certificate.  The REMIC Regulations
provide that a REMIC Residual Certificate is noneconomic
unless, based on the Prepayment Assumption and on any
required or permitted clean up calls, or required
qualified liquidation provided for in the REMIC's
organizational documents, (1) the present value of the
expected future distributions (discounted using the
"applicable Federal rate" for obligations whose term ends
on the close of the last quarter in which excess
inclusions are expected to accrue with respect to the
REMIC Residual Certificate, which rate is computed and
published monthly by the IRS) on the REMIC Residual
Certificate equals at least the present value of the
expected tax on the anticipated excess inclusions, and
(2) the transferor reasonably expects that the transferee
will receive distributions with respect to the REMIC
Residual Certificate at or after the time the taxes
accrue on the anticipated excess inclusions in an amount
sufficient to satisfy the accrued taxes.  Accordingly,
all transfers of REMIC Residual Certificates that may
constitute noneconomic residual interests will be subject
to certain restrictions under the terms of the related
Pooling and Servicing Agreement that are intended to
reduce the possibility of any such transfer being
disregarded.   Such restrictions will require each party
to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations. Any such disclosure that a REMIC
Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Company will make no representation that a REMIC Residual
Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "Foreign
Investors in REMIC Certificates" for additional restrictions applicable to transfers of certain REMIC
Residual Certificates to foreign persons.

          Mark-to-Market Rules

     On December 28, 1993, the IRS released temporary regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual
Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC
Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

          Possible Pass-Through of Miscellaneous Itemized
Deductions

     Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual
Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates.
Unless otherwise stated in the related Prospectus
Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related
REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC
Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section
67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section
68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or
(ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.
Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC
Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

          Tax and Restrictions on Transfers of REMIC
          Residual Certificates to Certain Organizations

     If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC
Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC
Residual Certificate for periods after the transfer and
(ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC
Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and
(ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing
Agreement, including provisions (a) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a "disqualified organization" and is not acquiring the REMIC Residual
Certificate on behalf of a "disqualified organization," undertaking to maintain such status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate, (b) providing that any transfer of a REMIC Residual
Certificate to a "disqualified person" shall be null and void and (c) granting to the Master Servicer the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual
Certificate that shall become owned by a "disqualified organization" despite (a) and (b) above.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and (ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or
(ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or
(iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Sales of REMIC Certificates

     If a REMIC Certificate is sold, the selling
Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular
Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium.
The adjusted basis of a REMIC Residual Certificate will be determined as described under "Taxation of Owners of REMIC Residual Certificates"Basis Rules, Net Losses and
Distributions." Except as described below, any such gain or loss generally will be capital gain or loss. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate"
(generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "Taxation of Owners of REMIC
Regular Certificates"Market Discount."

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC
Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate
"applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual
Certificate reacquires the Certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of
Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholders on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholders adjusted basis in the newly-acquired asset.

     Prohibited Transactions and Other Possible REMIC
Taxes

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions"
(the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage
Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (the "Contributions Tax"). Each Pooling and
Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus
Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus
Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related
Master Servicer or the Trustee in either case out of its own funds, provided that the Master Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's or the Trustee's obligations, as the case may be, under the related
Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer or the Trustee will be payable out of the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Termination

     A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument.
In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the Certificateholder's adjusted basis in such Certificate, such Certificateholder should be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters

     Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related
Prospectus Supplement, the Trustee will file REMIC federal income tax returns on behalf of the related REMIC and the entity identified as the REMIC Administrator in the related Pooling and Servicing Agreement (the "REMIC
Administrator") will prepare such REMIC federal income tax returns and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

     As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC
Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual
Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC
Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual
Certificateholders to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of such Certificateholder's return.
No REMIC will be registered as a tax shelter pursuant to
Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related
REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular
Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the REMIC Administrator will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "Taxation of Owners of REMIC
Regular Certificates--Market Discount."

     The responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator.
Certificateholders may request any information with respect to the returns described in Section 1.6049-
7(e)(2) of the Treasury regulations. Such request should be directed to the REMIC Administrator at Residential
Funding Corporation, 8400 Normandale Lake Boulevard,
Suite 600, Minneapolis, Minnesota 55437.

     Backup Withholding with Respect to REMIC
Certificates

     Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under
Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax.
Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates

     A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular
Certificate, provided that the holder complies to the extent necessary with certain identification requirements
(including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC
Regular Certificate held by a REMIC Residual
Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates.
If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United
States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus
Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing
Agreement.

           STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Certificates offered hereby.

                 ERISA CONSIDERATIONS

     ERISA imposes certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans"). Section
4975 of the Code imposes similar prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code ("Qualified Retirement
Plans") and on individual retirement accounts and annuities ("IRAs") described in Section 408 of the Code
(collectively, "Tax-Favored Plans").

     Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), are not subject to the ERISA requirements discussed herein.
Accordingly, assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a Qualified
Retirement Plan and exempt from taxation under Sections
401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of ERISA Plans and Tax-Favored
Plans (collectively, "Plans") and persons ("Parties in
Interest" under ERISA or "Disqualified Persons" under the
Code) who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest (or Disqualified
Persons) that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available.

Plan Asset Regulations

     An investment of Plan Assets in Certificates may cause the underlying Mortgage Loans and Mortgage
Securities included in a Trust Fund to be deemed "plan assets" of such Plan. The U.S. Department of Labor (the
"DOL") has promulgated regulations at 29 C.F.R. section
2510.3-101 (the "DOL Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust Fund), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section
4975 of the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity.
Because of the factual nature of certain of the rules set forth in the DOL Regulations, Plan Assets either may be deemed to include an interest in the assets of an entity
(such as a Trust Fund) or may be deemed merely to include a Plan's interest in the instrument evidencing such equity interest (such as a Certificate). Therefore, neither Plans nor such entities should acquire or hold
Certificates in reliance upon the availability of any exception under the DOL Regulations. For purposes of this section, the term "plan assets" ("Plan Assets") or "assets of a Plan" has the meaning specified in the DOL
Regulations and includes an undivided interest in the underlying assets of certain entities in which a Plan invests.

     The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust Fund and cause the Company, the Master Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest
(or Disqualified Persons) with respect to an investing
Plan (or of a Plan holding an interest in such an entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and/or Section 4975 of the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulations, the Trust Fund, including the Mortgage Loans or Mortgage Securities and the other assets held in the Trust Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such Plan Assets, the Company, the Master Servicer, any Subservicer, the
Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of such Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan
Assets.

     Any person who has discretionary authority or control respecting the management or disposition of Plan
Assets, and any person who provides investment advice with respect to such Plan Assets for a fee (in the manner described above), is a fiduciary of the investing Plan.
If the Mortgage Loans or Mortgage Securities were to constitute Plan Assets, then any party exercising management or discretionary control regarding those Plan
Assets may be deemed to be a Plan "fiduciary," and thus subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section
4975 of the Code with respect to any investing Plan. In addition, if the Mortgage Loans or Mortgage Securities were to constitute Plan Assets, then the acquisition or holding of Certificates by, on behalf of or with Plan
Assets, as well as the operation of the Trust Fund, may constitute or result in a prohibited transaction under ERISA and the Code.

Prohibited Transaction Exemption

     On March 29, 1994, the DOL issued (with an effective date of June 9, 1992) an individual exemption (the
"Exemption") to Residential Funding and certain of its affiliates, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools of certain secured obligations such as Mortgage Loans which are held in a trust and the purchase, sale and holding of pass-through certificates issued by such a trust as to which (i) the Company or any of its affiliates is the sponsor if any entity which has received from the DOL an individual prohibited transaction exemption which is similar to the Exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a seller or placement agent, or (ii) the Company or an affiliate is the Underwriter or placement agent, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this section, the term
"Underwriter" shall include (a) the Company and certain of its affiliates, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Company and certain of its affiliates, (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to a class of Certificates, or (d) any entity which has received an exemption from the DOL relating to Certificates which is similar to the Exemption.
     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same trust. Third, the Certificates at the time of acquisition by a Plan or with Plan Assets must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings
Services, Moody's Investors Service, Inc., Duff & Phelps,
Inc. or Fitch Investors Service, L.P.  Fourth, the
Trustee cannot be an affiliate of any other member of the "Restricted Group" which consists of any Underwriter, the Company, the Master Servicer, any Subservicer, the
Trustee and any mortgagor with respect to assets of a Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the related Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Company pursuant to the assignment of the assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master
Servicer and any Subservicer must represent not more than reasonable compensation for such person's services under the related Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption states that the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended.

     A fiduciary of or other investor of Plan Assets contemplating purchasing a Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Certificate by or with Plan
Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the Certificates, an "Excluded Plan" is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA, and the excise taxes imposed by Section
4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Company or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of a Trust Fund or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets and (3) the holding of Certificates by a Plan or with Plan Assets.

     Additionally, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections
406(a), 406(b) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools. The Company expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections
406(a) and (b) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section
4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage
Pools, provided that the general conditions of the Exemption are satisfied.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest (or a Disqualified Person) with respect to an investing Plan (or Plans holding interests in the investing entity holding Plan Assets) by virtue of providing services to the Plan or such Plan Assets (or by virtue of having certain specified relationships to such a person) solely as a result of the ownership of Certificates by a Plan or such Plan Asset investor.

     Before purchasing a Certificate, a fiduciary or other investor of Plan Assets should itself confirm that
(a) the Certificates constitute "certificates" for purposes of the Exemption and (b) the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan Asset investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

     Any fiduciary or other Plan Asset investor that proposes to purchase Certificates on behalf of or with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential first Mortgage Loans, such fiduciary or other
Plan investor should consider the availability of the Exemption or Prohibited Transaction Class Exemption
("PTCE") 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. However, PTCE
83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trust Funds which include Cooperative Loans. In addition, such fiduciary or other Plan Asset investor should consider the availability of PTCE 95-60, regarding investments by insurance company general accounts, PTCE 90-1, regarding investments by insurance company pooled separate accounts, PTCE 96-23, regarding transactions effected by "in-house asset managers," PTCE 91-38, regarding investments by bank collective investment funds, and PTCE
84-14, regarding transactions effected by "qualified professional asset managers." The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of the Exemption, PTCE 83-1 or any other exemption, with respect to the Certificates offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan Asset investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment.

Tax-Exempt Investors

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt
Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of
Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain
Federal Income Tax Consequences"Taxation of Owners of
REMIC Residual Certificates"Excess Inclusions."

Consultation with Counsel

     Any fiduciary or other investor of Plan Assets that proposes to acquire or hold Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code to the proposed investment and the Exemption, the availability of PTCE 83-1 or any other prohibited transaction exemption.

               LEGAL INVESTMENT MATTERS

     Each class of Certificates offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. Unless otherwise specified in the related Prospectus Supplement, each such class that is, and continues to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of SMMEA, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities
(including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA.
SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows:
federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12
U.S.C. section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     The Federal Financial Institutions Examination
Council has issued a supervisory policy statement (the
"Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision (the "OTS") with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed-rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates will be treated as high-risk under the Policy Statement.

     The predecessor to the OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage
Swaps," which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions.
According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Certificates. In addition, the National
Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Certificates.
Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     Certain classes of Certificates offered hereby, including any class that is not rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, will not constitute "mortgage related securities" for purposes of SMMEA. Any such class of Certificates will be identified in the related Prospectus Supplement. Prospective investors in such classes of Certificates, in particular, should consider the matters discussed in the following paragraph.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Certificates or to purchase any class of Certificates representing more than a specified percentage of the investors' assets. The Company will make no representations as to the proper characterization of any class of Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                    USE OF PROCEEDS

     Unless otherwise specified in the related Prospectus
Supplement, substantially all of the net proceeds to be received from the sale of Certificates will be applied by the Company to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Mortgage Loans underlying the Certificates or will be used by the Company for general corporate purposes. The
Company expects that it will make additional sales of securities similar to the Certificates from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the Company, prevailing interest rates, availability of funds and general market conditions.

                METHODS OF DISTRIBUTION

     The Certificates offered hereby and by the related
Prospectus Supplements will be offered in series through one or more of the methods described below. The
Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Company from such sale.

     The Company intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

          1.  by negotiated firm commitment or best
     efforts underwriting and public re-offering by underwriters;

          2.  by placements by the Company with
     institutional investors through dealers; and

          3. by direct placements by the Company with institutional investors.

     In addition, if specified in the related Prospectus
Supplement, a series of Certificates may be offered in whole or in part to the Seller of the related Mortgage
Loans that would comprise the Mortgage Pool in respect of such Certificates.

     If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Company whose identities and relationships to the Company will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth on the cover of the Prospectus
Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of the Certificates, underwriters may receive compensation from the Company or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Company and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Company will indemnify the several underwriters and the underwriters will indemnify the Company against certain civil liabilities, including liabilities under the Securities
Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Company and purchasers of Certificates of such series.

     The Company anticipates that the Certificates offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors.
Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                     LEGAL MATTERS

     Certain legal matters, including certain federal income tax matters, will be passed upon for the Company by Thacher Proffitt & Wood, New York, New York, or by
Orrick, Herrington & Sutcliffe, New York, New York, as specified in the Prospectus Supplement.

                 FINANCIAL INFORMATION

     The Company has determined that its financial statements are not material to the offering made hereby.
The Certificates do not represent an interest in or an obligation of the Company. The Company's only obligations with respect to a series of Certificates will be to repurchase the Mortgage Loans upon any breach of certain limited representations and warranties made by the Company, or as otherwise provided in the applicable
Prospectus Supplement.




            INDEX OF PRINCIPAL DEFINITIONS

                                                   Page
Accrual Certificates . . . . . . . . . . . . . . . . .5
Additional Collateral. . . . . . . . . . . . . . . . 12
Additional Collateral Loans. . . . . . . . . . . . . 12
Advance. . . . . . . . . . . . . . . . . . . . . . . 36
Affiliated Sellers . . . . . . . . . . . . . . . . . 12
Appraised Value. . . . . . . . . . . . . . . . . . . 15
ARM Loans. . . . . . . . . . . . . . . . . . . . . . 14
Balloon Amount . . . . . . . . . . . . . . . . . . . 15
Balloon Loans. . . . . . . . . . . . . . . . . . . . 14
Bankruptcy Amount. . . . . . . . . . . . . . . . . . 42
Bankruptcy Loss. . . . . . . . . . . . . . . . . . . 43
Beneficial Owner . . . . . . . . . . . . . . . . . . 26
Book-Entry Certificates. . . . . . . . . . . . . . . 26
Buydown Account. . . . . . . . . . . . . . . . . . . 16
Buydown Agreement. . . . . . . . . . . . . . . . . . 32
Buydown Funds. . . . . . . . . . . . . . . . . . . . 16
Buydown Mortgage Loans . . . . . . . . . . . . . . . 16
Buydown Period . . . . . . . . . . . . . . . . . . . 16
CEDEL. . . . . . . . . . . . . . . . . . . . . . . . 26
CEDEL Participants . . . . . . . . . . . . . . . . . 27
Certificate Account. . . . . . . . . . . . . . . . . 31
Certificate Administrator. . . . . . . . . . . . . . 16
Certificate Insurance Policy . . . . . . . . . . . . 47
Certificate Registrar. . . . . . . . . . . . . . . . 26
Certificateholder. . . . . . . . . . . . . . . . . . 26
Certificates . . . . . . . . . . . . . . . . . . . . .1
Clearance Cooperative. . . . . . . . . . . . . . . . 27
Closing Date . . . . . . . . . . . . . . . . . . . . 71
Code . . . . . . . . . . . . . . . . . . . . . . . . .8
Commission . . . . . . . . . . . . . . . . . . . . . 16
Committee Report . . . . . . . . . . . . . . . . . . 71
Company. . . . . . . . . . . . . . . . . . . . . . . .1
Compensating Interest. . . . . . . . . . . . . . . . 37
Contributions Tax. . . . . . . . . . . . . . . . . . 82
Convertible Mortgage Loan. . . . . . . . . . . . . . 15
Cooperative. . . . . . . . . . . . . . . . . . . . . 61
Cooperative Housing Corporation. . . . . . . . . . . 62
Cooperative Loans. . . . . . . . . . . . . . . . . . 12
Cooperative Notes. . . . . . . . . . . . . . . . . . 12
Credit Enhancer. . . . . . . . . . . . . . . . . . . 43
Custodial Account. . . . . . . . . . . . . . . . . . 22
Custodian. . . . . . . . . . . . . . . . . . . . . . 29
Debt Service Reduction . . . . . . . . . . . . . . . 46
Defaulted Mortgage Loss. . . . . . . . . . . . . . . 43
Deferred Interest. . . . . . . . . . . . . . . . . . 14
Deficient Valuation. . . . . . . . . . . . . . . . . 46
Deleted Mortgage Loan. . . . . . . . . . . . . . . . 22
Depositaries . . . . . . . . . . . . . . . . . . . . 26
Designated Seller Transaction. . . . . . . . . . . . 13
Determination Date . . . . . . . . . . . . . . . . . 34
Disqualified Persons . . . . . . . . . . . . . . . . 85
Distribution Amount. . . . . . . . . . . . . . . . . 34
Distribution Date. . . . . . . . . . . . . . . . . . .6
DOL. . . . . . . . . . . . . . . . . . . . . . . . . 85
DOL Regulations. . . . . . . . . . . . . . . . . . . 85
DTC. . . . . . . . . . . . . . . . . . . . . . . . . 26
Due Date . . . . . . . . . . . . . . . . . . . . . . 35
Eligible Account . . . . . . . . . . . . . . . . . . 31
Equity Refinance . . . . . . . . . . . . . . . . . . 15
ERISA. . . . . . . . . . . . . . . . . . . . . . . . .8
ERISA Plans. . . . . . . . . . . . . . . . . . . . . 84
Euroclear. . . . . . . . . . . . . . . . . . . . . . 26
Euroclear Operator . . . . . . . . . . . . . . . . . 27
Euroclear Participants . . . . . . . . . . . . . . . 27
Excess Spread. . . . . . . . . . . . . . . . . . . . 29
Exchange Act . . . . . . . . . . . . . . . . . . . . .2
Excluded Spread. . . . . . . . . . . . . . . . . . . 29
Exemption. . . . . . . . . . . . . . . . . . . . . . 86
Extraordinary Losses . . . . . . . . . . . . . . . . 43
Fannie Mae . . . . . . . . . . . . . . . . . . . . . 47
FDIC . . . . . . . . . . . . . . . . . . . . . . . . 19
Form 8-K . . . . . . . . . . . . . . . . . . . . . . 16
Fraud Loss . . . . . . . . . . . . . . . . . . . . . 43
Fraud Loss Amount. . . . . . . . . . . . . . . . . . 42
Freddie Mac. . . . . . . . . . . . . . . . . . . . . 47
Garn-St Germain Act. . . . . . . . . . . . . . . . . 66
GMAC . . . . . . . . . . . . . . . . . . . . . . . . .1
GMAC MORTGAGE. . . . . . . . . . . . . . . . . . . . .1
Guide. . . . . . . . . . . . . . . . . . . . . . . . 17
High Cost Loans. . . . . . . . . . . . . . . . . . . 65
Holder . . . . . . . . . . . . . . . . . . . . . . . 26
Index. . . . . . . . . . . . . . . . . . . . . . . . 14
Insurance Proceeds . . . . . . . . . . . . . . . . . 30
Intermediaries . . . . . . . . . . . . . . . . . . . 26
IRAs . . . . . . . . . . . . . . . . . . . . . . . . 84
IRS. . . . . . . . . . . . . . . . . . . . . . . . . 71
Issue Premium. . . . . . . . . . . . . . . . . . . . 76
Letter of Credit . . . . . . . . . . . . . . . . . . 44
Letter of Credit Bank. . . . . . . . . . . . . . . . 44
Liquidated Mortgage Loan . . . . . . . . . . . . . . 39
Liquidation Proceeds . . . . . . . . . . . . . . . . 30
Loan-to-Value Ratio. . . . . . . . . . . . . . . . . 15
Manager. . . . . . . . . . . . . . . . . . . . . . . 13
Mark-to-Market Regulations . . . . . . . . . . . . . 79
Master Commitments . . . . . . . . . . . . . . . . . 17
Master Servicer. . . . . . . . . . . . . . . . . . . .1
Mezzanine Certificates . . . . . . . . . . . . . . . .5
Mortgage Loans . . . . . . . . . . . . . . . . . . . .1
Mortgage Notes . . . . . . . . . . . . . . . . . . . 12
Mortgage Pool. . . . . . . . . . . . . . . . . . . . .4
Mortgage Pool Insurance Policy . . . . . . . . . . . 44
Mortgage Rate. . . . . . . . . . . . . . . . . . . . 14
Mortgage Securities. . . . . . . . . . . . . . . . . .6
Mortgaged Properties . . . . . . . . . . . . . . . . .5
Mortgages. . . . . . . . . . . . . . . . . . . . . . 12
Net Mortgage Rate. . . . . . . . . . . . . . . . . . 57
Nonrecoverable Advance . . . . . . . . . . . . . . . 33
Note Margin. . . . . . . . . . . . . . . . . . . . . 14
OID Regulations. . . . . . . . . . . . . . . . . . . 69
OTS. . . . . . . . . . . . . . . . . . . . . . . . . 88
Overcollateralization. . . . . . . . . . . . . . . . 42
Participants . . . . . . . . . . . . . . . . . . . . 26
Parties in Interest. . . . . . . . . . . . . . . . . 85
Pass-Through Rate. . . . . . . . . . . . . . . . . . .4
Paying Agent . . . . . . . . . . . . . . . . . . . . 33
Payment Date . . . . . . . . . . . . . . . . . . . . 33
Percentage Interest. . . . . . . . . . . . . . . . . 34
Permitted Investments. . . . . . . . . . . . . . . . 31
Plan Assets. . . . . . . . . . . . . . . . . . . . . 85
Plans. . . . . . . . . . . . . . . . . . . . . . . . 85
Policy Statement . . . . . . . . . . . . . . . . . . 88
Pool Insurer . . . . . . . . . . . . . . . . . . . . 32
Pooling and Servicing Agreement. . . . . . . . . . . .4
Prepayment Assumption. . . . . . . . . . . . . . . . 71
Prepayment Interest Shortfall. . . . . . . . . . . . 37
Primary Insurance Policy . . . . . . . . . . . . . . 49
Primary Insurer. . . . . . . . . . . . . . . . . . . 49
Principal Prepayments. . . . . . . . . . . . . . . . 35
Prohibited Transactions Tax. . . . . . . . . . . . . 82
PTCE . . . . . . . . . . . . . . . . . . . . . . . . 87
PTCE 83-1. . . . . . . . . . . . . . . . . . . . . . 87
Purchase Obligation. . . . . . . . . . . . . . . . . 48
Purchase Price . . . . . . . . . . . . . . . . . . . 22
Qualified Insurer. . . . . . . . . . . . . . . . . . 47
Qualified Retirement Plans . . . . . . . . . . . . . 84
Qualified Substitute Mortgage Loan . . . . . . . . . 22
Rate and Term Refinance. . . . . . . . . . . . . . . 15
Rating Agency. . . . . . . . . . . . . . . . . . . . .8
Realized Loss. . . . . . . . . . . . . . . . . . . . 41
Record Date. . . . . . . . . . . . . . . . . . . . . 33
Registration Statement . . . . . . . . . . . . . . . .2
REMIC. . . . . . . . . . . . . . . . . . . . . . . . .1
REMIC Provisions . . . . . . . . . . . . . . . . . . 69
REMIC Regular Certificates . . . . . . . . . . . . . 69
REMIC Regulations. . . . . . . . . . . . . . . . . . 69
REMIC Residual Certificates. . . . . . . . . . . . . 69
REO Mortgage Loan. . . . . . . . . . . . . . . . . . 39
Reserve Fund . . . . . . . . . . . . . . . . . . . . 46
Residential Funding. . . . . . . . . . . . . . . . . .4
RICO . . . . . . . . . . . . . . . . . . . . . . . . 68
Seller . . . . . . . . . . . . . . . . . . . . . . . 23
Sellers. . . . . . . . . . . . . . . . . . . . . . . 13
Senior Certificates. . . . . . . . . . . . . . . . . .5
Senior/Subordinate Series. . . . . . . . . . . . . . 25
Servicing Advances . . . . . . . . . . . . . . . . . 33
Single Certificate . . . . . . . . . . . . . . . . . 38
SMMEA. . . . . . . . . . . . . . . . . . . . . . . . .8
Special Hazard Amount. . . . . . . . . . . . . . . . 41
Special Hazard Insurance Policy. . . . . . . . . . . 45
Special Hazard Insurer . . . . . . . . . . . . . . . 45
Special Hazard Loss. . . . . . . . . . . . . . . . . 43
Spread . . . . . . . . . . . . . . . . . . . . . . . 29
Stated Principal Balance . . . . . . . . . . . . . . 41
Strip Certificates . . . . . . . . . . . . . . . . . .4
Subordinate Amount . . . . . . . . . . . . . . . . . 42
Subordinate Certificates . . . . . . . . . . . . . . .5
Subservicers . . . . . . . . . . . . . . . . . . . . 16
Subservicing Account . . . . . . . . . . . . . . . . 30
Subservicing Agreement . . . . . . . . . . . . . . . 23
Surety Bond. . . . . . . . . . . . . . . . . . . . . 47
Tax Exempt Investor. . . . . . . . . . . . . . . . . 88
Tax-Favored Plans. . . . . . . . . . . . . . . . . . 84
Tenant-Stockholder . . . . . . . . . . . . . . . . . 62
Terms and Conditions . . . . . . . . . . . . . . . . 27
Tiered REMICs. . . . . . . . . . . . . . . . . . . . 70
Title V. . . . . . . . . . . . . . . . . . . . . . . 66
Title VIII . . . . . . . . . . . . . . . . . . . . . 67
Trust Fund . . . . . . . . . . . . . . . . . . . . . .1
Trustee. . . . . . . . . . . . . . . . . . . . . . . .4
UBTI . . . . . . . . . . . . . . . . . . . . . . . . 88
UCC. . . . . . . . . . . . . . . . . . . . . . . . . 64
Unaffiliated Sellers . . . . . . . . . . . . . . . . 12















                          PART II
          INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of
Form S-3).

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

Filing Fee for Registration Statement . . .$     3,448,276
     Legal Fees and Expenses . . . . . . . . . . 5,000,000
     Accounting Fees and Expenses. . . . . . . . 2,250,000
     Trustee's Fees and Expenses
          (including counsel fees) . . . . . . .   575,000
     Printing and Engraving Fees . . . . . . . .   200,000
     Rating Agency Fees. . . . . . . . . . . . . 2,500,000
     Miscellaneous . . . . . . . . . . . . .  .    675,000

     Total . . . . . . . . . . . . . . . . .  .$14,648,276

Indemnification of Directors and Officers (Item 15 of
Form S-3).

     Any underwriters who execute an Underwriting
Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

     Subsection (a) of Section 145 of the General
Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

     The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General
Corporation Law of the State of Delaware, the Registrant
(i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     In addition, the Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing
Agreements will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing
Agreements and related Certificates other than such expenses related to particular Mortgage Loans.

     Certain controlling persons of the Registrant may also be entitled to indemnification from General Motors
Acceptance Corporation, an indirect parent of the Registrant. Under sections 7015 and 7018-7023 of the New
York Banking Law, General Motors Acceptance Corporation may or shall, subject to various exceptions and limitation, indemnify its directors or officers and may purchase and maintain insurance as follows:

          (a) If the director is made or threatened to be made a party to an action by or in the right of General Motors Acceptance Corporation to procure a judgment in its favor, by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation or is or was servicing at the request of General Motors
     Acceptance Corporation as a director or officer of some other enterprise, General Motors Acceptance
     Corporation may indemnify such person against amounts paid in settlement of such action or an appeal therein, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of general Motors Acceptance
     Corporation, except that no indemnification is available under such statutory provisions in respect of a threatened action or a pending action which is settled or otherwise disposed of, or any claim or issue or matter as to which such person is found liable to General Motors Acceptance
     Corporation, unless in each such case a court determined that such person is fairly and reasonably entitled to indemnity for such amount as the court deems proper.

          (b) With respect to any action or proceeding other than one by or in the right of General Motors
     Acceptance Corporation to procure a judgment in its favor, if a director or officer is made or threatened to be made a party by reason of the fact that such person was a director or officer of General Motors Acceptance Corporation, or served some other enterprise at the request of General
     Motors Acceptance Corporation, General Motors
     Acceptance Corporation may indemnify such person against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding or an appeal therein, if such person acted in good faith for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of General Motors
     Acceptance Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such person's conduct was unlawful.

          (c) A director or officer who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in paragraphs (a) or (b) above, shall be entitled to indemnification as authorized in such paragraphs.

          (d) General Motors Acceptance Corporation may purchase and maintain insurance to indemnify directors and officers in instances in which they may not otherwise be indemnified by General Motors
     Acceptance Corporation under the provisions of the New York Banking Law, provided hat the contract of insurance provides for a retention amount and for co-insurance, except that no such insurance may provide for any payment, other than cost of defense, to or on behalf of any director or officer if a judgment or other final adjudication adverse to such director or officer establishes that such person's acts of active and deliberate dishonesty were material to the cause of action so adjudicated or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.

     The foregoing statement is subject to the detailed provisions of sections 7015 and 7018-7023 of the New York
Banking Law.

     As a subsidiary of General Motors Corporation,
General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the New York Banking Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said Banking Law.

     Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors or officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.


Exhibits (Item 16 of Form S-3).

Exhibits--
             1.1   --   Form of Underwriting Agreement
             4.1*  --   Form of Pooling and Servicing
                        Agreement for an offering of
                        Mortgage Pass-Through
                        Certificates consisting of senior
                        and subordinate certificate
                        classes.
             4.2*  --   Form of Pooling and Servicing
                        Agreement for alternate forms of
                        credit support (single class).
             4.3*  --   Form of Pooling and Servicing
                        Agreement for  alternate forms of
                        credit support (multi-class).
             4.4*  --   Form of Pooling and Servicing
                        Agreement for an offering of
                        Mortgage Pass-Through
                        Certificates backed by Mortgage
                        Securities.
             5.1   --   Opinion of Thacher Proffitt &
                        Wood with respect to legality.
             5.2   --   Opinion of Orrick, Herrington &
                        Sutcliffe with respect to
                        legality.
             8.1   --   Opinion of Thacher Proffitt &
                        Wood with respect to certain tax
                        matters (included with Exhibit
                        5.1).
             8.2   --   Opinion of Orrick, Herrington &
                        Sutcliffe with respect to certain
                        tax matters.
            23.1   --   Consent of Thacher Proffitt &
                        Wood (included as part of Exhibit
                        5.1 and Exhibit 8.1).
            23.2   --   Consent of Orrick, Herrington &
                        Sutcliffe (included as part of
                        Exhibit 5.2 and Exhibit 8.2).

__________________
            *    Incorporated by reference from the
                 Registration Statement on Form S-3 (File
                 No. 33-54227).



Undertakings (Item 17 of Form S-3).

A.  Undertakings Pursuant to Rule 415.

      The Registrant hereby undertakes:

                 (a)(1) To file, during any period in
            which offers or sales are being made, a
            post-effective amendment to this Registration
            Statement;

                 (i) to include any prospectus required
            by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) to reflect in the prospectus any
            facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration
            Statement; and

                 (iii) to include any material
            information with respect to the plan of
            distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration
            Statement;

provided however, that paragraphs (a)(1)(i) and
(a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange
Act of 1934 that are incorporated by reference in this Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3)  To remove from registration by means of
      a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities
Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

B.  Undertaking in respect of indemnification.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.


                        SIGNATURES


            Pursuant to the requirements of the Securities
Act of 1933, Residential Funding Mortgage Securities I,
Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form
S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Minneapolis, State of Minnesota, on the 16th day of May, 1996.

                            RESIDENTIAL FUNDING MORTGAGE
                            SECURITIES I, INC.

                            By  /s/ Bruce J. Paradis
                            Bruce J. Paradis
                            President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE              TITLE              DATE

/s/ Bruce J. Paradis  Director
                    and President     May 16, 1996
Bruce J. Paradis
(Principal Executive Officer)


/s/ Davee L. Olson  Director,
                 Executive Vice       May 16, 1996
Davee L. Olson
President and Chief Financial
Officer (Principal Financial
and Principal Accounting
Officer)


/s/ Dennis W. Sheehan  Director and         May 16, 1996
Dennis W. Sheehan  Assistant Treasurer


/s/ Scott T. Young  Vice President        May 16, 1996
Scott T. Young     and Controller